AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2015

                                                             File No. 333-192858
                                                              File No. 811-22920

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 25                      /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 29                             /X/

                      THE ADVISORS' INNER CIRCLE FUND III
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of Principal Executive Offices, Zip Code)

                                 (800) 932-7781
              (Registrant's Telephone Number, including Area Code)

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          / /    Immediately upon filing pursuant to paragraph (b)
          /X/    On February 28, 2015 pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                      THE ADVISORS' INNER CIRCLE FUND III

                                   PROSPECTUS


                                 MARCH 1, 2015


                       NORTHPOINTE MICRO CAP EQUITY FUND
                            (Institutional Shares:)
                               (Investor Shares:)

                       NORTHPOINTE SMALL CAP GROWTH FUND
                            (Institutional Shares:)
                               (Investor Shares:)

                        NORTHPOINTE SMALL CAP VALUE FUND
                         (Institutional Shares: NPIVX)
                            (Investor Shares: NPSVX)

                        NORTHPOINTE LARGE CAP VALUE FUND
                         (Institutional Shares: NPILX)
                            (Investor Shares: NPLVX)


                              INVESTMENT ADVISER:
                            NORTHPOINTE CAPITAL, LLC



  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

NORTHPOINTE MICRO CAP EQUITY FUND ..........................................   1
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   3
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   4
     PORTFOLIO MANAGER .....................................................   4
NORTHPOINTE SMALL CAP GROWTH FUND ..........................................   5
     INVESTMENT OBJECTIVE ..................................................   5
     FUND FEES AND EXPENSES ................................................   5
     PRINCIPAL INVESTMENT STRATEGIES .......................................   6
     PRINCIPAL RISKS .......................................................   7
     PERFORMANCE INFORMATION ...............................................   8
     INVESTMENT ADVISER ....................................................   9
     PORTFOLIO MANAGERS ....................................................   9
NORTHPOINTE SMALL CAP VALUE FUND ...........................................  10
     INVESTMENT OBJECTIVE ..................................................  10
     FUND FEES AND EXPENSES ................................................  10
     PRINCIPAL INVESTMENT STRATEGIES .......................................  11
     PRINCIPAL RISKS .......................................................  12
     PERFORMANCE INFORMATION ...............................................  13
     INVESTMENT ADVISER ....................................................  14
     PORTFOLIO MANAGERS ....................................................  14
NORTHPOINTE LARGE CAP VALUE FUND ...........................................  15
     INVESTMENT OBJECTIVE ..................................................  15
     FUND FEES AND EXPENSES ................................................  15
     PRINCIPAL INVESTMENT STRATEGIES .......................................  16
     PRINCIPAL RISKS .......................................................  17
     PERFORMANCE INFORMATION ...............................................  18
     INVESTMENT ADVISER ....................................................  18
     PORTFOLIO MANAGERS ....................................................  18
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ......................  19
MORE INFORMATION ABOUT RISK ................................................  20
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT
OBJECTIVES AND STRATEGIES ..................................................  21
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  24
INVESTMENT ADVISER .........................................................  25
PORTFOLIO MANAGERS .........................................................  26
RELATED PERFORMANCE DATA OF THE ADVISER ....................................  26
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  32
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  39
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  40
OTHER POLICIES .............................................................  41
DIVIDENDS AND DISTRIBUTIONS ................................................  44
TAXES ......................................................................  44
FINANCIAL HIGHLIGHTS .......................................................  46
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

The NorthPointe Micro Cap Equity Fund and NorthPointe Small Cap Growth Fund are currently not available for purchase.

                       NORTHPOINTE MICRO CAP EQUITY FUND

INVESTMENT OBJECTIVE

The investment objective of the NorthPointe Micro Cap Equity Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares or Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               INSTITUTIONAL AND
                                                                INVESTOR SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed or                2.00%
  exchanged, if redeemed or exchanged within
  90 days of purchase)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


----------------------------------------------------------------------------------------
                                       INSTITUTIONAL SHARES           INVESTOR SHARES
----------------------------------------------------------------------------------------
Management Fees                                     1.00%                    1.00%
----------------------------------------------------------------------------------------
Other Expenses                                      2.89%                    3.14%
----------------------------------------------------------------------------------------
     Shareholder Servicing Fees          None                  0.25%
----------------------------------------------------------------------------------------
     Other Operating Expenses (1)       2.89%                  2.89%
                                        -----                  -----
----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (2)                 0.01%                    0.01%
                                                    -----                    -----
----------------------------------------------------------------------------------------
Total Annual Fund Operating                         3.90%                    4.15%
Expenses
----------------------------------------------------------------------------------------
Less Fee Reductions and/or
Expense Reimbursements                              (2.44)%                 (2.44)%
                                                    -----                    -----
----------------------------------------------------------------------------------------
Total Annual Fund Operating                         1.46%                    1.71%
Expenses after Fee Reductions
and/or Expense Reimbursements (3)
----------------------------------------------------------------------------------------


(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) NorthPointe Capital, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.45% of the Fund's Institutional Shares' average daily net assets and 1.70% of the Fund's Investor Shares' average daily net assets until February 29, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 1.45% for the Institutional Shares and 1.70% for the Investor Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.45% for the Institutional Shares and 1.70% for the Investor Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                   1 YEAR        3 YEARS
--------------------------------------------------------------------------------
Institutional Shares                                $149           $965
--------------------------------------------------------------------------------
Investor Shares                                     $174         $1,038
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers micro-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell Microcap(R) Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $25 million to $1.5 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies and the Fund may invest without limit in initial public offerings ("IPOs").


The Fund focuses on small, undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than would be achieved by investing in larger, more established companies. The Adviser defines "undiscovered" companies as those companies in the early stages of growth that have not yet reached the height of their earnings potential and therefore are not as sought after in the market as other securities, but have rates of growth that the Adviser believes may make them attractive investments for the Fund. Since micro-cap companies are generally not as well known and have less of an institutional following than larger companies, the Adviser believes they may also provide opportunities for higher returns due to inefficiencies in the market. In analyzing specific companies for possible investment, NorthPointe Capital, LLC (the "Adviser") ordinarily looks for several of the following characteristics: above average earnings growth; attractive valuation; development of new products, technologies or markets; high quality balance sheet and a strong management team. Although the Adviser looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Adviser may sell a particular security based on the following criteria: changes in company fundamentals; weak company management; the opportunity to purchase other, more attractively priced securities; weakening financial stability of a company; or when a security's market capitalization reaches twice its market capitalization at the time of initial purchase. The Fund is not required to sell a security that has appreciated beyond the range of the Russell Microcap(R) Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

MICRO-CAPITALIZATION COMPANY RISK -- Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-cap companies requires a longer term investment view and may not be appropriate for all investors.

IPO RISK -- Availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks and their impact on the Fund's performance would be uncertain.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.northpointefunds.com or by calling the Fund at 1-877-457-NPF3
(1-877-457-6733).


INVESTMENT ADVISER

NorthPointe Capital, LLC

PORTFOLIO MANAGER

Carl Wilk, CFP, partner and portfolio manager, has managed the Fund since its inception in 2014.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 19 OF THIS PROSPECTUS.

                       NORTHPOINTE SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The investment objective of the NorthPointe Small Cap Growth Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares or Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               INSTITUTIONAL AND
                                                                INVESTOR SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed or               2.00%
  exchanged, if redeemed or exchanged within 90
  days of purchase)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


----------------------------------------------------------------------------------------
                                       INSTITUTIONAL SHARES           INVESTOR SHARES
----------------------------------------------------------------------------------------
Management Fees                                        0.75%                    0.75%
----------------------------------------------------------------------------------------
Other Expenses                                         2.89%                    3.14%
----------------------------------------------------------------------------------------
     Shareholder Servicing Fees         None                        0.25%
                                       -----                        -----
----------------------------------------------------------------------------------------
     Other Operating Expenses (1)      2.89%                        2.89%
                                       -----                        -----
----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (2)                   0.01%                     0.01%
                                                     ------                    -------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                           3.65%                     3.90%
Expenses
----------------------------------------------------------------------------------------
Less Fee Reductions and/or
Expense Reimbursements                               (2.39)%                   (2.39)%
                                                     ------                    -------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                           1.26%                     1.51%
Expenses after Fee Reductions
and/or Expense Reimbursements (3)
----------------------------------------------------------------------------------------


(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) NorthPointe Capital, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's Institutional Shares' average daily net assets and 1.50% of the Fund's Investor Shares' average daily net assets until February 29, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 1.25% for the Institutional Shares and 1.50% for the Investor Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.25% for the Institutional Shares and 1.50% for the Investor Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                 1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Institutional Shares                              $128             $896
--------------------------------------------------------------------------------
Investor Shares                                   $154             $970
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 2000(R) Growth Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $130 million to $4.5 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies and the Fund may invest without limit in initial public offerings ("IPOs"). The Fund may also invest in foreign companies, both directly and through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").


In pursuing a growth style of investing, the Fund focuses on small, undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than would be achieved by investing in larger, more established companies. The Adviser defines "undiscovered" companies as those companies in the early stages of growth that have not yet reached the height of their earnings potential and therefore are not as sought after in the market as other securities, but have rates of growth that the Adviser believes may make them attractive investments for the Fund. In analyzing specific companies for possible investment, NorthPointe Capital, LLC (the "Adviser") ordinarily looks for several of the following characteristics: above average earnings growth; attractive valuation; development of new products, technologies or markets; high quality balance sheet and a strong management team. Although the Adviser looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Adviser may sell a particular security based on the following criteria: changes in company fundamentals; weak company management; the opportunity to purchase other, more attractively priced securities; weakening financial stability of a company; or when a security's market capitalization reaches twice its market capitalization at the time of initial purchase. The Fund is not required to sell a security that has appreciated beyond the range of the Russell 2000(R) Growth Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

IPO RISK -- Availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks and their impact on the Fund's performance would be uncertain.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, EDRs and GDRs (collectively, "Depositary Receipts"), which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.


These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.


FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

INVESTMENT STYLE RISK -- The Fund pursues a "growth style" of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.northpointefunds.com or by calling the Fund at 1-877-457-NPF3
(1-877-457-6733).


INVESTMENT ADVISER

NorthPointe Capital, LLC

PORTFOLIO MANAGERS

Carl Wilk, CFP, partner and portfolio manager, has managed the Fund since its inception in 2014.

Karl Knas, CPA, partner and portfolio manager, has managed the Fund since its inception in 2014.


FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 19 OF THIS PROSPECTUS.

                        NORTHPOINTE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of the NorthPointe Small Cap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares or Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                               INSTITUTIONAL AND
                                                                INVESTOR SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed                   2.00%
  or exchanged, if redeemed or exchanged within 90 days
  of purchase)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


----------------------------------------------------------------------------------------
                                       INSTITUTIONAL SHARES           INVESTOR SHARES
----------------------------------------------------------------------------------------
Management Fees                                     0.75%                    0.75%
----------------------------------------------------------------------------------------
Other Expenses                                    134.11%                   36.70%
----------------------------------------------------------------------------------------
     Shareholder Servicing Fees           None                  0.25%
----------------------------------------------------------------------------------------
     Other Operating Expenses           134.11%                 36.45%
                                        -------                 ------
----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                    0.01%                     0.01%
                                                 -------                    ------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                      134.87%                    37.46%
Expenses (1)
----------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense
Reimbursements                                  (133.61)%                  (35.95)%
                                                 -------                    ------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                        1.26%                     1.51%
Expenses after Fee Reductions and/or
Expense Reimbursements (1,2)
----------------------------------------------------------------------------------------



(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) NorthPointe Capital, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's Institutional Shares' average daily net assets and 1.50% of the Fund's Investor Shares' average daily net assets until February 29, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 1.25% for the Institutional Shares and 1.50% for the Investor Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.25% for the Institutional Shares and 1.50% for the Investor Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Institutional Shares          $128       $3,569        $3,876        $3,906
--------------------------------------------------------------------------------
Investor Shares               $154       $5,595        $8,077        $9,866
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from March 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 2000(R) Value Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $92 million to $4.4 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. and foreign companies. The Fund may also invest in foreign companies indirectly through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").


In selecting investments for the Fund, NorthPointe Capital, LLC (the "Adviser") utilizes a value style of investing and selects stocks of companies that it believes have good earnings growth potential and are undervalued in the market. These companies may be undervalued because they are not well recognized or are facing special situations, such as reorganizations or turnarounds (companies that have experienced significant business problems but which the Adviser believes have favorable prospects for recovery).

Small cap companies are also often undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position without purchasing a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small cap companies may at times result.

The Adviser considers selling a security if: there are more attractive securities available; the business environment is changing; the security reaches the Adviser's price target or to control the overall risk of the Fund. The Fund is not required to sell a security that has appreciated beyond the range of the Russell 2000(R) Value Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, "Depositary Receipts"), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.


These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.


FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

SPECIAL SITUATIONS RISK -- Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.


INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PERFORMANCE INFORMATION


The Fund commenced operations on March 25, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.northpointefunds.com or by calling the Fund at 1-877-457-NPF3
(1-877-457-6733).

INVESTMENT ADVISER

NorthPointe Capital, LLC

PORTFOLIO MANAGERS

Jeffrey C. Petherick, CFA, founding partner and portfolio manager, has managed the Fund since its inception in 2014.

Mary C. Champagne, CFA, founding partner and portfolio manager, has managed the Fund since its inception in 2014.


FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 19 OF THIS PROSPECTUS.

                        NORTHPOINTE LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of the NorthPointe Large Cap Value Fund (the "Fund") is to seek long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares or Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                   AND INVESTOR
                                                                      SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed or                  2.00%
exchanged, if redeemed or exchanged within 90 days of purchase)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


----------------------------------------------------------------------------------------
                                       INSTITUTIONAL SHARES           INVESTOR SHARES
----------------------------------------------------------------------------------------
Management Fees                                         0.50%                    0.50%
----------------------------------------------------------------------------------------
Other Expenses                                        124.88%                   32.66%
----------------------------------------------------------------------------------------
     Shareholder Servicing Fees          None                       0.25%
----------------------------------------------------------------------------------------
     Other Operating Expenses          124.88%                      32.41%
                                       -------                      ------
----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                         0.01%                    0.01%
                                                     ---------                 --------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                           125.39%                   33.17%
Expenses (1)
----------------------------------------------------------------------------------------
Less Fee Reductions and/or
Expense Reimbursements                               (124.48)%                 (32.01)%
                                                     ---------                 --------
----------------------------------------------------------------------------------------
Total Annual Fund Operating                             0.91%                    1.16%
Expenses after Fee Reductions
and/or Expense Reimbursements (1,2)
----------------------------------------------------------------------------------------



(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) NorthPointe Capital, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90% of the Fund's Institutional Shares' average daily net assets and 1.15% of the Fund's Investor Shares' average daily net assets until February 29, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 0.90% for the Institutional Shares and 1.15% for the Investor Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.90% for the Institutional Shares and 1.15% for the Investor Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Institutional Shares           $93        $4,229       $4,401        $4,408
--------------------------------------------------------------------------------
Investor Shares               $118        $5,203       $7,827       $10,088
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from March 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 1000(R) Value Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $360 million to $430 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. and foreign companies. The Fund may also invest in foreign companies indirectly through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").


In selecting investments for the Fund, NorthPointe Capital, LLC (the "Adviser") utilizes a value style of investing and selects stocks of companies that it believes have good earnings growth potential and are undervalued in the market.

The Adviser considers selling a security if: there are more attractive securities available; the business environment is changing; the security reaches the Adviser's price target or to control the overall risk of the Fund.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, "Depositary Receipts"), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.


These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.


FOREIGN CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.


INVESTMENT STYLE RISK -- The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PERFORMANCE INFORMATION


The Fund commenced operations on March 25, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.northpointefunds.com or by calling the Fund at 1-877-457-NPF3
(1-877-457-6733).

INVESTMENT ADVISER

NorthPointe Capital, LLC

PORTFOLIO MANAGERS

Peter J. Cahill, CFA, Chief Investment Officer, founding partner and portfolio manager, has managed the Fund since its inception in 2014.


FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 19 OF THIS PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $1,000 for Investor Shares ($500 for individual retirement accounts ("IRAs")) and $100,000 for Institutional Shares. Your subsequent investments in a Fund must be made in amounts of at least $500 for Investor Shares ($250 for IRAs) and $10,000 for Institutional Shares. Systematic planned contributions are required to be at least $50. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Funds directly by mail at: NorthPointe Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: NorthPointe Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-457-NPF3 (1-877-457-6733).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The risks disclosed below may not be applicable to each Fund.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, Depositary Receipts and shares of REITs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

IPO RISK -- A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base and the impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases. IPOs may not be consistently available to a Fund for investing. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than U.S. issuers and may be less transparent and uniform than in the U.S. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.


MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

NORTHPOINTE MICRO CAP EQUITY FUND

The investment objective of the Fund is to seek long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers micro-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell Microcap(R) Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $25 million to $1.5 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies and the Fund may invest without limit in initial public offerings ("IPOs").

The Fund focuses on small, undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than would be achieved by investing in larger, more established companies. The Adviser defines "undiscovered" companies as those companies in the early stages of growth that have not yet reached the height of their earnings potential and therefore are not as sought after in the market as other securities, but have rates of growth that the Adviser believes may make them attractive investments for the Fund. Since micro-cap companies are generally not as well known and have less of an institutional following than larger companies, the Adviser believes they may also provide opportunities for higher returns due to inefficiencies in the market. In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above average earnings growth; attractive valuation; development of new products, technologies or markets; high quality balance sheet and a strong management team. Although the Adviser looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Adviser may sell a particular security based on the following criteria: changes in company fundamentals; weak company management; the opportunity to purchase other, more attractively priced securities; weakening financial stability of a company; or when a security's market capitalization reaches twice its market capitalization at the time of initial purchase. The Fund is not required to sell a security that has appreciated beyond the range of the Russell Microcap(R) Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

NORTHPOINTE SMALL CAP GROWTH FUND

The investment objective of the Fund is to seek long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 2000(R) Growth Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $130 million to $4.5 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies and the Fund may invest without limit in initial public offerings ("IPOs"). The Fund may also invest in foreign companies, both directly and through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").

In pursuing a growth style of investing, the Fund focuses on small, undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than would be achieved by investing in larger, more established companies. The Adviser defines "undiscovered" companies as those companies in the early stages of growth that have not yet reached the height of their earnings potential and therefore are not as sought after in the market as other securities, but have rates of growth that the Adviser believes may make them attractive investments for the Fund. In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above average earnings growth; attractive valuation; development of new products, technologies or markets; high quality balance sheet and a strong management team. Although the Adviser looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.


The Adviser may sell a particular security based on the following criteria: changes in company fundamentals; weak company management; the opportunity to purchase other, more attractively priced securities; weakening financial stability of a company; or when a security's market capitalization reaches twice its market capitalization at the time of initial purchase. The Fund is not required to sell a security that has appreciated beyond the range of the Russell 2000(R) Growth Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

NORTHPOINTE SMALL CAP VALUE FUND

The investment objective of the Fund is to seek long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 2000(R) Value Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $92 million to $4.4 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. and foreign companies. The Fund may also invest in foreign companies indirectly through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign REITs.

In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects stocks of companies that it believes have good earnings growth potential and are undervalued in the market. These companies may be undervalued because they are not well recognized or are facing special situations, such as reorganizations or turnarounds (companies that have experienced significant business problems but which the Adviser believes have favorable prospects for recovery).


Small cap companies are also often undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position without purchasing a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small cap companies may at times result.

The Adviser considers selling a security if: there are more attractive securities available; the business environment is changing; the security reaches the Adviser's price target or to control the overall risk of the Fund. The Fund is not required to sell a security that has appreciated beyond the range of the Russell 2000(R) Value Index, but it typically will do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

NORTHPOINTE LARGE CAP VALUE FUND

The investment objective of the Fund is to seek long-term capital appreciation. The Fund may change its investment objective without shareholder approval.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers large-cap companies to be those companies whose market capitalization is within the range of the companies included in the Russell 1000(R) Value Index (the "Index") as of the time of investment. As of the June 30, 2014 Index reconstitution, the market capitalizations of companies included in the Index ranged from $360 million to $430 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. and foreign companies. The Fund may also invest in foreign companies indirectly through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, the Fund may invest in both U.S. and foreign real estate investment trusts ("REITs").

In selecting investments for the Fund, the Adviser utilizes a value style of investing and selects stocks of companies that it believes have good earnings growth potential and are undervalued in the market.


The Adviser considers selling a security if: there are more attractive securities available; the business environment is changing; the security reaches the Adviser's price target or to control the overall risk of the Fund.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS


This Prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives, including short-term U.S. government securities, certificates of deposit, banker's acceptances, and interest-bearing savings deposits of commercial banks, prime quality commercial paper, repurchase agreements covering any of the securities in which the Fund may invest directly and shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI.

INVESTMENT ADVISER


NorthPointe Capital, LLC, a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. The Adviser was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high net-worth individuals and mutual funds. The Adviser is a wholly owned subsidiary of NorthPointe Holdings, LLC, which is owned by employees of the Adviser. As of December 31, 2014, the Adviser had approximately $879 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:


--------------------------------------------------------------------------------
FUND                                                    ADVISORY FEE RATE
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                             1.00%
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                             0.75%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                              0.75%
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                              0.50%
--------------------------------------------------------------------------------

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until February 29, 2016. This agreement may be terminated: (i) by the Board, for any reason at any time; or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

--------------------------------------------------------------------------------
                                          CONTRACTUAL          CONTRACTUAL
                                            EXPENSE              EXPENSE
                                          LIMITATION           LIMITATION
                                        (INSTITUTIONAL         (INVESTOR
FUND                                        SHARES)              SHARES)
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund           1.45%                1.70%
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund           1.25%                1.50%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund            1.25%                1.50%
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund            0.90%                1.15%
--------------------------------------------------------------------------------


If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. For the fiscal period from March 25, 2014 to October 31, 2014, the Adviser did not receive any advisory fees (after fee reductions).

A discussion regarding the basis for the Board's approval of the investment advisory agreement with the Adviser for the NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund is available in the Funds' Semi-Annual Report to Shareholders dated April 30, 2014, which covers the period from the Funds' inception to April 30, 2014. A discussion regarding the basis for the Board's approval of the investment advisory agreement for the NorthPointe Micro Cap Equity Fund and the NorthPointe Small Cap Growth Fund's will be available in the Funds' first Annual or Semi-Annual Report to shareholders.


PORTFOLIO MANAGERS


Carl Wilk, CFP, partner and portfolio manager, joined the Adviser in April 2002. Mr. Wilk serves as portfolio manager of the NorthPointe Micro Cap Equity Fund and NorthPointe Small Cap Growth Fund. Mr. Wilk's 27-year investment career has been devoted to following micro and small capitalization stocks.


Karl Knas, CPA, partner and portfolio manager, joined the Adviser in February 2003 and serves as portfolio manager of the NorthPointe Small Cap Growth Fund. From August 2001 to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst.

Jeffrey C. Petherick, CFA, a founding partner of the Adviser, joined the Adviser in 1999 and serves as portfolio manager of the NorthPointe Small Cap Value Fund.

Peter J. Cahill, CFA, Chief Investment Officer and a founding partner of the Adviser, joined the Adviser in 1999 and serves as portfolio manager of the NorthPointe Large Cap Value Fund.

Mary C. Champagne, CFA, a founding partner of the Adviser, joined the Adviser in 1999 and serves as portfolio manager of the NorthPointe Small Cap Value Fund.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables provide the related performance of all actual separate accounts (each, an "Account"), referred to as "Composites," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Funds. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS(R)). The Adviser's policies on valuation, calculating performance and preparing GIPS(R) compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, sales loads and account fees, if any, paid by the Accounts included in the Composites, without taking into account federal or state income taxes. "Net of fees" returns also reflect the payment of actual investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance information was calculated based on the Adviser's records. Account returns were calculated monthly using a time-weighted rate of return that adjusts for external cash flows. Monthly Composite returns were calculated by weighting individual monthly Account returns by their beginning of month market value as a percentage of the Composite's beginning of month market value. Annual Composite returns were calculated by geometrically linking monthly Composite returns. Accounts are included in a Composite beginning with the first full month of performance; prior to April 1, 2006, Accounts were included in a Composite after the first full month of performance. There is no minimum account size for the Composites. Prior to September 30, 2008, the minimum account size for the Composites was $1 million, however no Accounts with investment objectives, policies and strategies substantially similar to those of the Funds were excluded from the Composites because the Accounts did not meet the minimum account size. Composite performance results are presented in United States dollars.

The inception date of the Adviser's Micro Cap Equity Composite and the Adviser's Small Cap Growth Composite is April 1, 2002. The inception date of the Adviser's Small Cap Value Composite is January 1, 2000. The inception date of the Adviser's Large Cap Value Composite is June 30, 2000.

The Funds' fees and expenses are generally expected to be higher than those of the accounts included in the Composites. If the Funds' fees and expenses had been imposed on the accounts included in the Composites, the performance shown below would have been lower. The Accounts that are included in the Composites are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composites could have been adversely affected if the Accounts in the Composites were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Funds. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUNDS' OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS.

Performance Information for the Adviser's Micro Cap Equity Composite


(January 1, 2005 through December 31, 2014)


THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE NORTHPOINTE MICRO CAP EQUITY FUND.


----------------------------------------------------------------------------------------------------------
YEAR        TOTAL PRE-      TOTAL PRE-       RUSSELL          RUSSELL         NUMBER OF          TOTAL
            TAX RETURN      TAX RETURN     MICROCAP(R)      MICROCAP(R)       ACCOUNTS         COMPOSITE
            (GROSS OF     (NET OF FEES)     INDEX (1)         GROWTH                         ASSETS AT END
              FEES)                                          INDEX (1)                         OF PERIOD
                                                                                               (MILLIONS)
----------------------------------------------------------------------------------------------------------
2014         -12.92%        -13.76%          3.64%            4.30%              3                $49.8
----------------------------------------------------------------------------------------------------------
2013          64.96%         63.38%         45.61%           52.83%              4               $128.6
----------------------------------------------------------------------------------------------------------
2012           6.46%          5.44%         19.75%           15.17%              4                $89.3
----------------------------------------------------------------------------------------------------------
2011          -6.62%         -7.53%         -9.27%           -8.42%              3                $80.8
----------------------------------------------------------------------------------------------------------
2010          43.10%         41.81%         28.89%           29.49%              3                $86.0
----------------------------------------------------------------------------------------------------------
2009          67.46%         65.61%         27.48%           39.18%              2                $50.9
----------------------------------------------------------------------------------------------------------
2008         -55.70%        -56.32%        -39.78%          -44.65%              4               $102.8
----------------------------------------------------------------------------------------------------------
2007          -3.16%         -4.37%         -8.00%           -2.68%              6               $296.1
----------------------------------------------------------------------------------------------------------
2006          15.63%         14.34%         16.54%           11.39%              4               $188.6
----------------------------------------------------------------------------------------------------------
2005           3.54%          2.39%          2.57%            2.05%              2               $193.2
----------------------------------------------------------------------------------------------------------



Average Annual Total Pre-Tax Returns (as of 12/31/14)



-----------------------------------------------------------------------------------------------------
                     ADVISER'S COMPOSITE RETURNS
-----------------------------------------------------------------------------------------------------
                                                                                       RUSSELL
                                                            RUSSELL                   MICROCAP(R)
TIME PERIOD         GROSS OF FEES     NET OF FEES     MICROCAP(R) INDEX (1)        GROWTH INDEX (1)
-----------------------------------------------------------------------------------------------------
1 Year                -12.92%           -13.76%              3.64%                      4.30%
-----------------------------------------------------------------------------------------------------
5 Years                15.36%            14.26%             16.14%                     16.83%
-----------------------------------------------------------------------------------------------------
10 Years                5.79%             4.66%             16.83%                      6.37%
-----------------------------------------------------------------------------------------------------


(1) The Russell Microcap(R) Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000(R) Index, plus the next smallest eligible securities by market cap. The Russell Microcap(R) Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance Information for the Adviser's Small Cap Growth Composite (January 1, 2005 through December 31, 2014)


THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE NORTHPOINTE SMALL CAP GROWTH FUND.


----------------------------------------------------------------------------------------
YEAR        TOTAL PRE-       TOTAL PRE-       RUSSELL       NUMBER OF         TOTAL
            TAX RETURN       TAX RETURN       2000(R)       ACCOUNTS        COMPOSITE
            (GROSS OF      (NET OF FEES)      GROWTH                       ASSETS AT END
              FEES)                          INDEX (1)                       OF PERIOD
                                                                            (MILLIONS)
----------------------------------------------------------------------------------------
2014           -0.63%          -1.32%         5.60%             1             $133.6
----------------------------------------------------------------------------------------
2013           49.03%          48.06%         43.30%            2             $154.6
----------------------------------------------------------------------------------------
2012           11.60%          10.85%         14.59%            4             $172.6
----------------------------------------------------------------------------------------
2011          -15.01%         -15.68%         -2.91%            9             $267.2
----------------------------------------------------------------------------------------
2010           33.21%          32.25%         29.09%           14             $478.3
----------------------------------------------------------------------------------------
2009           40.61%          39.54%         34.47%           19             $465.9
----------------------------------------------------------------------------------------
2008          -52.62%         -53.03%        -38.54%           30             $534.4
----------------------------------------------------------------------------------------
2007            3.56%           2.71%          7.05%           40             $986.1
----------------------------------------------------------------------------------------
2006           18.82%          17.84%         13.35%           22             $518.9
----------------------------------------------------------------------------------------
2005            6.52%           5.38%          4.15%            6             $101.4
----------------------------------------------------------------------------------------



Average Annual Total Pre-Tax Returns (as of 12/31/14)



------------------------------------------------------------------------------------
                          ADVISER'S COMPOSITE RETURNS
------------------------------------------------------------------------------------
                                                                   RUSSELL 2000(R)
TIME PERIOD           GROSS OF FEES         NET OF FEES            GROWTH INDEX (1)
------------------------------------------------------------------------------------
1 Year                  -0.63%                -1.32%                   5.60%
------------------------------------------------------------------------------------
5 Years                 13.35%                12.54%                  16.79%
------------------------------------------------------------------------------------
10 Years                 5.02%                 4.19%                   8.54%
------------------------------------------------------------------------------------


(1) The Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Information for the Adviser's Small Cap Value Composite (January 1, 2005 through December 31, 2014)


THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE NORTHPOINTE SMALL CAP VALUE FUND.


------------------------------------------------------------------------------------------
YEAR          TOTAL PRE-      TOTAL PRE-         RUSSELL       NUMBER OF        TOTAL
              TAX RETURN      TAX RETURN     2000(R) VALUE     ACCOUNTS        COMPOSITE
              (GROSS OF     (NET OF FEES)       INDEX (1)                    ASSETS AT END
                FEES)                                                         OF PERIOD
                                                                              (MILLIONS)
------------------------------------------------------------------------------------------
2014           -2.24%          -2.88%             4.21%           12            $345.3
------------------------------------------------------------------------------------------
2013           44.02%          42.91%            34.52%            8            $194.4
------------------------------------------------------------------------------------------
2012           24.43%          23.40%            18.05%            7            $102.5
------------------------------------------------------------------------------------------
2011           -5.15%          -5.92%            -5.50%            7             $88.3
------------------------------------------------------------------------------------------
2010           25.10%          24.24%            24.50%            7            $181.9
------------------------------------------------------------------------------------------
2009           32.01%          31.17%            20.58%            8            $180.2
------------------------------------------------------------------------------------------
2008          -34.38%         -34.80%           -28.92%            9            $378.0
------------------------------------------------------------------------------------------
2007           -5.90%          -6.49%            -9.78%           12            $785.8
------------------------------------------------------------------------------------------
2006           18.96%          18.22%            23.48%           15            $934.7
------------------------------------------------------------------------------------------
2005            9.16%           8.50%             4.71%           13            $954.5
------------------------------------------------------------------------------------------



Average Annual Total Pre-Tax Returns (as of 12/31/14)



--------------------------------------------------------------------------------
                        ADVISER'S COMPOSITE RETURNS
--------------------------------------------------------------------------------
TIME PERIOD          GROSS OF FEES         NET OF FEES           RUSSELL 2000(R)
                                                                 VALUE INDEX (1)
--------------------------------------------------------------------------------
1 Year                 -2.24%                -2.88%                   4.21%
--------------------------------------------------------------------------------
5 Years                15.75%                14.89%                  14.25%
--------------------------------------------------------------------------------
10 Years                8.20%                 7.46%                   6.88%
--------------------------------------------------------------------------------


(1) The Russell 2000(R) Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Information for the Adviser's Large Cap Value Composite (January 1, 2005 through December 31, 2014)


THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE NORTHPOINTE LARGE CAP VALUE FUND.


---------------------------------------------------------------------------------------------
YEAR          TOTAL PRE-      TOTAL PRE-          RUSSELL         NUMBER OF        TOTAL
              TAX RETURN      TAX RETURN       1000(R) VALUE      ACCOUNTS       COMPOSITE
              (GROSS OF      (NET OF FEES)       INDEX (1)                      ASSETS AT END
                FEES)                                                             OF PERIOD
                                                                                 (MILLIONS)
---------------------------------------------------------------------------------------------
2014           15.18%           14.73%            13.45%             6             $206.4
---------------------------------------------------------------------------------------------
2013           32.75%           32.14%            32.52%             4             $107.2
---------------------------------------------------------------------------------------------
2012           22.04%           21.46%            17.51%             4              $59.6
---- -----------------------------------------------------------------------------------------
2011            0.63%            0.12%             0.39%             6              $91.1
---------------------------------------------------------------------------------------------
2010           13.90%           13.10%            15.51%             6             $100.8
---------------------------------------------------------------------------------------------
2009           20.52%           19.66%            19.69%             6              $91.4
---------------------------------------------------------------------------------------------
2008          -32.95%          -33.66%           -36.85%             4              $46.3
---------------------------------------------------------------------------------------------
2007           -1.10%           -2.14%            -0.17%             5              $75.8
---------------------------------------------------------------------------------------------
2006           22.69%           21.06%            22.24%             3              $60.3
---------------------------------------------------------------------------------------------
2005            9.24%            7.62%             7.05%             2              $40.4
---------------------------------------------------------------------------------------------



Average Annual Total Pre-Tax Returns (as of 12/31/14)

--------------------------------------------------------------------------------
                       ADVISER'S COMPOSITE RETURNS
--------------------------------------------------------------------------------
TIME PERIOD         GROSS OF FEES         NET OF FEES           RUSSELL 1000(R)
                                                                VALUE INDEX (1)
--------------------------------------------------------------------------------
1 Year                 15.18%               14.73%                 13.45%
--------------------------------------------------------------------------------
5 Years                16.42%               15.83%                 15.42%
--------------------------------------------------------------------------------
10 Years                8.64%                7.75%                  7.30%
--------------------------------------------------------------------------------

(1) The Russell 1000(R) Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000(R) Index represents approximately 92% of the U.S. market.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor and Institutional Shares of the Funds.

HOW TO CHOOSE A SHARE CLASS


The Fund offers two classes of shares to investors, Institutional Shares and Investor Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Shares and Investor Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.



--------------------------------------------------------------------------------------------------
CLASS NAME      ELIGIBLE INVESTORS           INVESTMENT MINIMUMS         FEES
--------------------------------------------------------------------------------------------------
                Primarily institutional
                investors and individual     Initial- $100,000
                investors who meet the                                    No shareholder servicing
Institutional   initial investment minimum                                fee.
                                             Subsequent- $10,000
--------------------------------------------------------------------------------------------------
                Primarily individual         Initial- $1,000 ($500 for
                investors                    IRAs)                        0.25% shareholder
Investor                                     Subsequent- $500 ($250 for   servicing fee.
                                             IRAs)
--------------------------------------------------------------------------------------------------

Institutional Shares and Investor Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-457-NPF3 (1-877-457-6733).

All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL


You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.


REGULAR MAIL ADDRESS

NorthPointe Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

NorthPointe Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-457-NPF3 (1-877-457-6733) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA Number 101000695
NorthPointe Funds
Account Number 9872013085
Further credit to:


Shareholder account number; names(s) of shareholder(s); SSN or TIN, share class, and name of Fund to be purchased

The Funds and UMB Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

BY SYSTEMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $50. To cancel or change a plan, contact the Funds by mail at: NorthPointe Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: NorthPointe Funds, c/o DST Systems, Inc., 430 West 7 (th) Street, Kansas City, MO 64105) or by telephone at 1-877-457-NPF3 (1-877-457-6733). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after a Fund or an authorized institution receives your purchase order in proper form. "Proper form" means that a Fund was provided with a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or an authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact it directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


HOW THE FUNDS CALCULATE NAV

The NAV for one Fund share is the value of that share's portion of net assets of a Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

MINIMUM INVESTMENTS


To purchase shares of a Fund for the first time, you must invest at least $1,000 for Investor Shares ($500 for IRAs) and $100,000 for Institutional Shares. Your subsequent investments in a Fund must be made in amounts of at least $500 for Investor Shares ($250 for IRAs) and $10,000 for Institutional Shares. Systematic planned contributions are required to be at least $50. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. SEI Investments Distribution Co. (the "Distributor") reserves the right to waive the investment minimums under certain circumstances.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Investor or Institutional Shares of a Fund, check daily NAV or obtain additional information. Because shares of the NorthPointe Micro Cap Equity Fund and NorthPointe Small Cap Growth Fund are currently not available to investors, these Funds do not have ticker symbols, CUSIPs or Fund Codes.

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FUND NAME                            TICKER SYMBOL      CUSIP       FUND CODE
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NorthPointe Small Cap Value Fund
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     Institutional Shares                NPIVX        00771X104        3191
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     Investor Shares                     NPSVX        00771X203        3190
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NorthPointe Large Cap Value Fund
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     Institutional Shares                NPILX        00771X302        3193
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     Investor Shares                     NPLVX        00771X401        3192
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HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-457-NPF3 (1-877-457-6733).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-457-NPF3 (1-877-457-6733) for more information.

The sale price will be the NAV next determined after the Funds receive your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

NorthPointe Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

NorthPointe Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-877-457-NPF3 (1-877-457-6733) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $50 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions on your account. IF YOU PURCHASE SHARES USING A CHECK OR VIA ACH, AND SOON AFTER REQUEST A REDEMPTION, IF THE CHECK HAS NOT CLEARED THE FUNDS WILL NOT CONSIDER THE REQUEST TO BE IN "PROPER FORM" AND WILL NOT HONOR THE REDEMPTION REQUEST.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 for Investor Shares ($250 for IRAs) and $50,000 for Institutional Shares because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange shares of one NorthPointe Fund for shares of another NorthPointe Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the Funds have been held for less than 90 days, the Funds will deduct a redemption fee of 2.00% on exchanged shares.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of a Fund's Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this Prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Funds invest in micro- and/or small-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:


     o Shareholders are restricted from making more than five (5) "round trips" into or out of any Fund over any rolling 12 month period. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than eight exchanges (from one NorthPointe Fund to another NorthPointe Fund) per calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o A redemption fee of 2.00% of the value of the shares sold will be imposed on shares redeemed or exchanged within 90 days or less after their date of purchase (subject to certain exceptions as discussed below in "Redemption Fees").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.


Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.


The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of the same, the Funds each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from a Fund's sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to shares of a Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Funds'.

The redemption fee may not apply to certain categories of redemptions, such as those that a Fund reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income and make distributions of their net realized capital gains and dividends, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUNDS. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of shares of the Funds may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Effective as of January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

The Funds (or their administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. Each Fund (or its administrative agent) is also required to report whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-457-6733.

Because the NorthPointe Micro Cap Equity Fund and the NorthPointe Small Cap Growth Fund have not commenced operations as of the fiscal year ended October 31, 2014, financial highlights are not available.


-----------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES             PERIOD ENDED
                                                                  OCTOBER 31, 2014*
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
                                                                        ------
Income (Loss) from Operations:
  Net Investment Loss (1)                                                (0.02)
  Net Realized and Unrealized Loss                                       (0.31)
                                                                        ------
Total from Operations                                                    (0.33)
                                                                        ------
Net Asset Value, End of Period                                           $9.67
                                                                        ======
TOTAL RETURN+                                                            (3.30)%
                                                                        ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period                                          $159,342
   Ratio of Expenses to Average Net Assets                             1.25%**
   Ratio of Expenses to Average Net Assets (Excluding                134.86%**
      Waivers And Fees Paid Indirectly)
   Ratio of Net Investment Loss to Average Net Assets                (0.28)%**
   Portfolio Turnover Rate                                              46%***



*    COMMENCED OPERATIONS ON MARCH 25, 2014.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.


-------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -- INVESTOR SHARES                  PERIOD ENDED
                                                                  OCTOBER 31, 2014*
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
                                                                        ------
Income (Loss) from Operations:
  Net Investment Loss (1)                                                (0.03)
  Net Realized and Unrealized Loss                                       (0.30)
                                                                        ------
Total from Operations                                                    (0.33)
                                                                        ------
Net Asset Value, End of Period                                           $9.67
                                                                        ======
TOTAL RETURN+                                                            (3.30)%
                                                                        ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period                                        $1,128,041
   Ratio of Expenses to Average Net Assets                             1.50%**
   Ratio of Expenses to Average Net Assets (Excluding                 37.45%**
      Waivers and Fees Paid Indirectly)
   Ratio of Net Investment Loss to Average Net Assets                (0.58)%**
   Portfolio Turnover Rate                                              46%***



*    COMMENCED OPERATIONS ON MARCH 25, 2014.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.


-------------------------------------------------------------------------------------
NORTHPOINTE LARGE CAP VALUE FUND -- INSTITUTIONAL SHARES              PERIOD ENDED
                                                                    OCTOBER 31, 2014*
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
                                                                        ------
Income (Loss) from Operations:
  Net Investment Income (1)                                               0.06
  Net Realized and Unrealized Gain                                        0.79
                                                                        ------
Total from Operations                                                     0.85
                                                                        ------
Net Asset Value, End of Period                                          $10.85
                                                                        ======
TOTAL RETURN+                                                            8.50%
                                                                        ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period                                          $170,306
   Ratio of Expenses to Average Net Assets                             0.90%**
   Ratio of Expenses to Average Net Assets (Excluding                125.38%**
      Waivers and Fees  Paid Indirectly)
   Ratio of Net Investment Income to Average Net Assets                1.02%**
   Portfolio Turnover Rate                                              39%***



*    COMMENCED OPERATIONS ON MARCH 25, 2014.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.


-------------------------------------------------------------------------------------
NORTHPOINTE LARGE CAP VALUE FUND -- INVESTOR SHARES                   PERIOD ENDED
                                                                   OCTOBER 31, 2014*
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $10.00
                                                                         ------
Income (Loss) from Operations:
  Net Investment Income (1)                                                0.05
  Net Realized and Unrealized Gain                                         0.80
                                                                         ------
Total from Operations                                                      0.85
                                                                         ------
Net Asset Value, End of Period                                           $10.85
                                                                         ======
TOTAL RETURN+                                                             8.50%
                                                                         ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period                                         $1,967,358
   Ratio of Expenses to Average Net Assets                              1.15%**
   Ratio of Expenses to Average Net Assets (Excluding                  33.16%**
      Waivers and Fees Paid Indirectly)
   Ratio of Net Investment Income to Average Net Assets                 0.84%**
   Portfolio Turnover Rate                                               39%***



*    Commenced operations on March 25, 2014.

**   Annualized.

*** Portfolio turnover rate is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using average shares method.

                      THE ADVISORS' INNER CIRCLE FUND III

                               NORTHPOINTE FUNDS

INVESTMENT ADVISER

NorthPointe Capital, LLC
101 West Big Beaver Road, Suite 745
Troy, Michigan 48084

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2015, includes detailed information about the NorthPointe Funds and The Advisors' Inner Circle Fund III. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS (WHEN AVAILABLE), OR MORE
INFORMATION:

BY TELEPHONE: 1-877-457-NPF3 (1-877-457-6733)

BY MAIL:      NorthPointe Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.northpointefunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund III, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND III'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22920.


                                                                 NPC-PS-001-0200

                    ROTHSCHILD LARCH LANE ALTERNATIVES FUND

                                   PROSPECTUS


                                 MARCH 1, 2015


                      THE ADVISORS' INNER CIRCLE FUND III

                          INVESTOR CLASS SHARES: RLLBX
                       INSTITUTIONAL CLASS SHARES: RLLIX

                              INVESTMENT ADVISER:
                  ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC


 THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
ROTHSCHILD LARCH LANE ALTERNATIVES FUND
   INVESTMENT OBJECTIVE ....................................................   1
   FUND FEES AND EXPENSES ..................................................   1
   PRINCIPAL INVESTMENT STRATEGIES .........................................   2
   PRINCIPAL RISKS .........................................................   3
   PERFORMANCE INFORMATION .................................................   6
   INVESTMENT ADVISER AND PORTFOLIO MANAGERS ...............................   6
   SUB-ADVISERS AND PORTFOLIO MANAGERS .....................................   7
   PURCHASE AND SALE OF FUND SHARES ........................................   7
   TAX INFORMATION .........................................................   7
   PAYMENTS TO BROKER-DEALERS AND OTHER
       FINANCIAL INTERMEDIARIES ............................................   8
MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE
   AND PRINCIPAL INVESTMENT STRATEGIES .....................................   9
MORE INFORMATION ABOUT RISK ................................................  10
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  14
INVESTMENT ADVISER AND PORTFOLIO MANAGERS ..................................  14
INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS .............................  17
PURCHASING AND SELLING FUND SHARES .........................................  19
DISTRIBUTION OF FUND SHARES ................................................  26
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  26
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  27
OTHER POLICIES .............................................................  27
DIVIDENDS AND DISTRIBUTIONS ................................................  30
TAXES ......................................................................  30
FINANCIAL HIGHLIGHTS .......................................................  33
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

ROTHSCHILD LARCH LANE ALTERNATIVES FUND

INVESTMENT OBJECTIVE

The Rothschild Larch Lane Alternatives Fund (the "Fund") seeks to generate consistent returns relative to risk and maintain low correlation to equity and bond markets.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


-----------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL
                                              INVESTOR CLASS SHARES        CLASS SHARES
-----------------------------------------------------------------------------------------
Management Fees                                              1.75%                  1.75%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%                   None
-----------------------------------------------------------------------------------------
Other Expenses                                               2.28%                  2.18%
                                                             -----                  -----
-----------------------------------------------------------------------------------------
     Dividend and Interest Expenses on         0.39%                     0.39%
     Securities Sold Short
-----------------------------------------------------------------------------------------
     Shareholder Servicing Fees                0.10%                     None
-----------------------------------------------------------------------------------------
     Other Operating Expenses (1)              1.79%                     1.79%
-----------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (1)                          0.06%                  0.06%
                                                             -----                  -----
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (2)                     4.34%                  3.99%
-----------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense
Reimbursements                                              (1.04)%                (1.04)%
                                                             -----                  -----
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after
Fee Reductions and/or Expense                                3.30%                  2.95%
Reimbursements (2,3)
-----------------------------------------------------------------------------------------



(1) Other Operating Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Rothschild Larch Lane Management Company LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any class-specific expenses, Dividend and Interest Expenses on Securities Sold Short, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and non-routine expenses) from exceeding 2.50% with respect to Investor Class shares and Institutional Class shares of the Fund's average daily net assets until February 28, 2016 (the "Expense Limitation"). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                           1 YEAR            3 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS SHARES                       $333              $1,221
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                  $298              $1,121
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


In pursuing the Fund's investment objective, the Adviser employs a "multi-manager" approach, whereby it selects sub-advisers (the "Sub-Advisers") that use a variety of alternative investment strategies to manage the Fund's assets and allocates the Fund's assets among those Sub-Advisers. When allocating assets among Sub-Advisers, the Adviser generally uses a proprietary "risk budgeting" process that assigns a risk allocation to each Sub-Adviser based on, among other things, the volatilities and price relationships of each Sub-Adviser's holdings relative to other Sub-Advisers. The Adviser may reallocate Fund assets when a Sub-Adviser's risk allocation varies from its target.


The main strategies that may be employed by the Sub-Advisers include:

     o GLOBAL MACRO: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach (I.E., base investment decisions on an assessment of the valuation factors that drive asset class pricing), a "CTA" or technical approach (I.E., base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. The asset class universe traded for such strategies is typically within highly liquid and marketable securities.

     o RELATIVE VALUE: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (I. E. , based upon a qualitative assessment of value between assets or securities) or a quantitative approach (often called "statistical arbitrage" with respect to computer-driven equity market neutral strategies).

     o EQUITY TRADING: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. Strategies may trade stocks globally, including within the emerging markets.

     o TACTICAL TRADING: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior.


Pursuant to the Sub-Advisers' strategies, the Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration, futures contracts, foreign exchange futures, and commodity-linked derivatives. The Sub-Advisers may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Sub-Advisers also may engage in short sales. Additionally, the Adviser may directly invest up to 10% of the Fund's assets in unregistered (I.E., hedge) funds.

As of the date of this Prospectus, the Adviser allocates Fund assets to the following Sub-Advisers and corresponding investment strategies:

--------------------------------------------------------------------------------
SUB-ADVISER                              INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Ellington Management Group, L.L.C.       Relative Value (Statistical Arbitrage)
                                         Tactical Trading (Short-Term Futures)
--------------------------------------------------------------------------------
Karya Capital Management LP              Global Macro (Discretionary)
--------------------------------------------------------------------------------
Mizuho Alternative Investments, LLC      Global Macro (Systematic)
--------------------------------------------------------------------------------
Winton Capital US LLC                    Equity Trading (Long Biased)
--------------------------------------------------------------------------------


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, strategies and Sub-Advisers may adversely affect the Fund's performance.

COMMODITY-LINKED DERIVATIVES RISK -- Investments in commodity-linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN EXPOSURE/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain Sub-Advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among Sub-Advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each Sub-Adviser and monitors the overall management of the Fund, each Sub-Adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a Sub-Adviser in an asset class or investment strategy will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

SHORT SALE RISK -- A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund's share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.


TAX RISK -- The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.


UNREGISTERED FUND RISK -- Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940, as amended (the "1940 Act").

Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund's performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund's expenses.

PERFORMANCE INFORMATION


The Fund commenced operations on July 25, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund's website at www.RLLFunds.com or by calling the Fund at 1-844-RLL-FUND (1-844-755-3863).

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC

Ki Akrami, Investment Committee Member, has managed the Fund since its inception in 2014.

Nicolas de Croisset, Investment Committee Member, has managed the Fund since its inception in 2014.

Geoffrey B. Doyle, Investment Committee Member, has managed the Fund since its inception in 2014.

Christophe Jaubert, Investment Committee Member, has managed the Fund since its inception in 2014.

Mark A. Jurish, Investment Committee Member, has managed the Fund since its inception in 2014.

Charles Korchinski, Investment Committee Member, has managed the Fund since its inception in 2014.

SUB-ADVISERS AND PORTFOLIO MANAGERS


ELLINGTON MANAGEMENT GROUP, L.L.C. ("ELLINGTON")

Rasheed Sabar, Managing Director, has managed the portion of the assets of the Fund allocated to Ellington since the Fund's inception in 2014.

KARYA CAPITAL MANAGEMENT LP ("KARYA")

Dr. Rajiv Sobti, Managing Partner and Chief Investment Officer, has managed the portion of the assets of the Fund allocated to Karya since the Fund's inception in 2014.

MIZUHO ALTERNATIVE INVESTMENTS, LLC ("MAI")

Kazuhiro Shimbo, Chief Investment Officer, has managed the portion of the assets of the Fund allocated to MAI since the Fund's inception in 2014.

WINTON CAPITAL US LLC ("WINTON")

David Winton Harding, Chief Executive Officer and Chairman of Winton's parent company, Winton Capital Group Limited, has managed the portion of the assets of the Fund allocated to Winton since the Fund's inception in 2014.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, has managed the portion of the assets of the Fund allocated to Winton since the Fund's inception in 2014.


PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class shares or Institutional Class shares of the Fund for the first time, you must invest at least $2,000 or $10,000, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for either Investor Class shares or Institutional Class shares.


If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail at: Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 or by Express Mail to Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105 or telephone at 1-844-RLL-FUND (1-844-755-3863).


If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to generate consistent returns relative to risk and maintain low correlation to equity and bond markets. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, Rothschild Larch Lane Management Company LLC (the "Adviser") employs a "multi-manager" approach, whereby it selects sub-advisers (the "Sub-Advisers") that use a variety of alternative investment strategies to manage the Fund's assets and allocates the Fund's assets among those Sub-Advisers. When allocating assets among Sub-Advisers, the Adviser generally uses a proprietary "risk budgeting" process that assigns a risk allocation to each Sub-Adviser based on, among other things, the volatilities and price relationships of each Sub-Adviser's holdings relative to other Sub-Advisers. The Adviser may reallocate Fund assets when a Sub-Adviser's risk allocation varies from its target.

The main strategies that may be employed by the Sub-Advisers include:

     o GLOBAL MACRO: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach (I.E., base investment decisions on an assessment of the valuation factors that drive asset class pricing, which include growth, inflation, monetary policy, and other macroeconomic variables), a "CTA" or technical approach (I. E. , base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. Implementation of the strategy may be discretionary, systematic or a combination of both. A discretionary approach entails a process which is driven primarily by human decisions, while a systematic approach entails a strategy that is primarily implemented by a statistical and computer-based framework. The trading frequency or time frame of holding periods may vary from short-term (days or weeks) to long-term (multiple months). The asset class universe traded for such strategies is typically within highly liquid and marketable securities across global equity, fixed income, foreign exchange, and commodity markets.

     o RELATIVE VALUE: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (I.E., based upon a qualitative assessment of value between assets or securities) or a quantitative approach (often called "statistical arbitrage" with respect to computer-driven equity market neutral strategies). Implementation of the strategy may be discretionary, systematic or a combination of both. Asset classes traded within relative value strategies may include equity and/or fixed income securities from the same or different issuers, government bonds, foreign exchange, and commodities.

     o EQUITY TRADING: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. These strategies typically carry a long exposure to the overall stock market. Implementation may be discretionary, systematic or a combination thereof. Strategies may trade stocks globally, including within the emerging markets.

     o TACTICAL TRADING: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior. Trading frequency or time frame of holding periods tends to be relatively short-term, (days to several weeks). The asset class universe traded for such strategies is typically within highly liquid and marketable securities across global equity, fixed income, foreign exchange, and commodity markets.

Pursuant to the Sub-Advisers' strategies, the Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration, futures contracts, foreign exchange futures, and commodity-linked derivatives. The Sub-Advisers may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to access markets in what a Sub-Adviser believes is a more cost efficient manner than directly purchasing a security. The Sub-Advisers also may engage in short sales. Additionally, the Adviser may directly invest up to 10% of the Fund's assets in unregistered (I.E., hedge) funds.


The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment objective.


MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its investment objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities and other investments the Fund holds. Generally, these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


ALLOCATION RISK -- The Fund's assets are allocated to the Sub-Advisers. Depending on its particular investment program, a Sub-Adviser may invest in a wide range of investments. Further, each Sub-Adviser will manage the Fund's assets allocated to it in accordance with its particular investment strategy. Given the various investment strategies it can choose from in determining which Sub-Advisers to which to allocate the Fund's assets, and the wide scope of investments a Sub-Adviser may make, the Adviser could be wrong in determining the combination of investments or Sub-Advisers that produce good returns under changing market conditions. The Fund could miss attractive investment opportunities if the Adviser underweights allocations to Sub-Advisers that invest in markets that subsequently experience significant returns and could lose value if the Adviser overweights allocations to Sub-Advisers that invest in markets that subsequently experience significant declines.

COMMODITY-LINKED DERIVATIVES -- The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments. Certain types of commodity-linked derivatives are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.


COMMON STOCK RISK -- The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CREDIT RISK -- Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations.

CURRENCY RISK -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

DERIVATIVES RISK -- The Fund's use of futures contracts is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.


FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise or increased volatility in interest rates. In addition, declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or further increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN AND EMERGING MARKETS RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.


LEVERAGE RISK -- The Fund is subject to leverage risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.


MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

SHORT SALES RISK -- The Fund is subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI. Ten calendar days after each month end, a complete list of the Fund's portfolio holdings as of the end of such month may be made available at www.RLLFunds.com. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. Beginning on the day after any portfolio holdings information is posted on the Fund's website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Fund's website generally will remain there until replaced by new postings as described above.


INVESTMENT ADVISER AND PORTFOLIO MANAGERS


Rothschild Larch Lane Management Company LLC, located at 800 Westchester Ave., S-528, Rye Brook, New York 10573, serves as investment adviser to the Fund. The Adviser is a joint venture between Rothschild Asset Management Inc. ("Rothschild") and Larch Lane Advisors LLC ("Larch Lane"), each of which are also registered as investment advisers with the Securities and Exchange Commission (the "SEC"). As of December 31, 2014, the Adviser had approximately $52.5 million in assets under management.

MANAGER OF MANAGERS STRUCTURE. THE ADVISER ACTS AS THE MANAGER OF MANAGERS OF THE FUND AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND, SINCE IT ALLOCATES THE FUND'S ASSETS TO THE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT. The Trust and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new sub-advisers with the approval of the Board but without obtaining shareholder approval, although any sub-advisory agreements with affiliates of the

Trust, the Fund or the Adviser ("Affiliated Sub-Advisers") require shareholder approval. Except with respect to Affiliated Sub-Advisers, the order also permits (i) the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services and (ii) the Fund to disclose sub-advisers' fees only in the aggregate in its registration statement. Any new sub-advisory agreement or any amendment to the Fund's existing investment advisory agreement or existing sub-advisory agreements that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to shareholders for approval. Further, the structure does not permit investment advisory fees paid by the Fund to the Adviser to be increased or to materially change the Adviser's obligations under the investment advisory agreement, including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. The manager of managers structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. This arrangement has been approved by the Board and the Fund's initial shareholder. Within 90 days of retaining a new sub-adviser for the Fund, shareholders of the Fund will receive notification of the change.

ADVISORY FEE AND EXPENSE LIMITATION: For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.75% based on the average daily net assets of the Fund. The Adviser pays the sub-advisers out of the advisory fees it receives from the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any class-specific expenses, Dividend and Interest Expenses on Securities Sold Short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses) from exceeding 2.50% with respect to Investor Class shares and Institutional Class shares of the Fund's average daily net assets until February 28, 2016 (the "Expense Limitation"). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016. For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund paid 0.70% of its average daily net assets (after fee reductions) in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2014, which covers the period from the Fund's inception to October 31, 2014.


The Adviser has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act with respect to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by an Investment Committee consisting of the following six members:

Ki Akrami has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. Akrami, a CFA Charterholder, began his industry career at Tremont Capital Management as an analyst where he helped launch the firm's first fund of funds. He continued his career at Hennessee Group, LLC, where he headed the firm's Research Department. Later, Mr. Akrami joined Mezzacappa Management, LLC as a senior member of the investment committee and was responsible for the firm's investments in the Equity, Credit and Global Macro strategies. In 2009, he joined Rothschild Investment Solutions as member of the Investment Committee. Mr. Akrami holds a Master of Business Administration with honors from Fordham University in New York and a BA from Stony Brook University.

Nicolas de Croisset has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. de Croisset joined Rothschild Investment Solutions in 2002 and was responsible for launching the New York research office in 2003. Nicolas developed the framework for monitoring and due diligence of the firm's investments in the US. He has been a member of the investment committee since 2003. His previous experience includes working in the Private Client Divisions at Morgan Stanley and Merrill Lynch. Mr. de Croisset holds a Master of Business Administration from Fordham University in New York and received a BA with honors from Trinity College.

Geoffrey B. Doyle has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. Doyle is the Director of Research and a Partner of Larch Lane and serves as a member of Larch Lane's investment committee. Mr. Doyle joined Larch Lane in July 2010, and he served as a Portfolio Manager for Larch Lane from July 2010 until August 2013. Mr. Doyle was previously Director of Research and Head of Portfolio Management at Auda Advisor Associates LLC ("Auda"), an alternative asset management firm. Subsequent to Auda, Mr. Doyle was Head of Research at Safra Asset Management. Mr. Doyle also worked in the debt capital markets group of UBS in New York and London, heading origination for European Yankee bonds. Mr. Doyle received his AB from Harvard College and his MBA from Columbia Business School.


Christophe Jaubert has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. Jaubert joined HDF Finance ("HDF") in 1994 as a Quantitative Analyst. In 1996, he joined the qualitative analysis team in charge of manager selection. He was appointed Director of Research in 1997 and Chief Investment Officer in 1999. For 19 years, Mr. Jaubert actively contributed to the establishment of HDF's investment process and its adaptation to changing market and industry environments. Today, Mr. Jaubert is Deputy CEO and co-Chief Investment Officer of Rothschild Investment Solutions, focusing on Alternative Investments. Mr. Jaubert graduated in Finance from Paris IX Dauphine University and in Econometrics from the Paris I Sorbonne University.


Mark A. Jurish has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. Jurish is the CEO/CIO and a Partner of Larch Lane, which he founded in December 1999, and has served as the Chief Executive Officer and a member of Larch Lane's investment committee since that time. Prior to forming Larch Lane in 1999, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. His duties included the creation and management of the fund that formed the basis for Larch Lane's flagship fund -- Larch Lane Absolute Return. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher and Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young), an international accounting and consulting firm. Previously, he served as an Independent Trustee of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his BA from State University of New York at Albany and his MBA in Finance from the New York University Leonard Stern School of Business.

Charles Korchinski has been an Investment Committee Member of the Adviser since the Adviser was founded in 2014. Mr. Korchinski is Director of Liquid Strategies and a Partner of Larch Lane. He has been with Larch Lane since 2008 and has been a Partner since 2013. Prior to joining Larch Lane, he worked in Institutional Business Development for 2100 Capital /Larch Lane. Previously, Mr. Korchinski worked within the Analytics and Trading Groups at Bridgewater Associates. At Bridgewater, he focused on portfolio structuring and asset allocation for the firm's institutional client base. Mr. Korchinski also was a Product Manager and Consultant at Factset Research Systems focused on model development and portfolio analytics. Mr. Korchinski holds a BS Degree in Business from Loyola University in Maryland.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with the Fund's investment objective, policies, strategies and restrictions, and monitors each sub-adviser's adherence to its investment style.


A discussion regarding the basis of the Board's approval of the investment sub-advisory agreements between the Adviser and the respective sub-advisers is available in the Fund's Annual Report to Shareholders dated October 31, 2014, which covers the period from November 1, 2013 to October 31, 2014

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser's allocation.

ELLINGTON MANAGEMENT GROUP, L.L.C., located at 53 Forest Avenue, Old Greenwich, Connecticut 06870, serves as investment sub-adviser to a portion of the Fund's assets. As of December 31, 2014, Ellington had approximately $6.2 billion in assets under management.


PORTFOLIO MANAGER:


     Rasheed Sabar, Managing Director at Ellington, has managed the portion of the Fund's assets allocated to Ellington since the Fund's inception in 2014. Mr. Sabar joined Ellington in 2005 as a founding member of Ellington's Quantitative Strategies Group. Over a number of years, he developed the core set of strategies traded by the group, including algorithms in stocks, financial futures, commodities and volatility. He currently oversees Ellington's entire Systematic Investing business, and is responsible for setting the group's research agenda and directing its trading activities. Mr. Sabar graduated from Harvard University.

KARYA CAPITAL MANAGEMENT LP, located at 1330 Avenue of the Americas, Suite 520, New York, New York 10019, serves as investment sub-adviser to a portion of the Fund's assets. As of December 31, 2014, Karya had approximately $857 million in assets under management.

PORTFOLIO MANAGER:


     Dr. Rajiv Sobti, Managing Partner and Chief Investment Officer, has managed the portion of the Fund's assets allocated to Karya since the Fund's inception in 2014. Dr. Sobti founded Karya in 2011 and has over 26 years of industry experience. From July 2008 through August 2011 Dr. Sobti served as the CIO of Nomura Global Alpha LLC, a subsidiary of Nomura Asset Management U.S.A. Inc. ("NGA"). Dr. Sobti joined NGA from Proxima Alfa Institutional Advisor LP ("Proxima Alfa"), where he served as the firm's Chief Executive Officer and Chief Investment Officer. Dr. Sobti was also President of Proxima Alfa Investments (USA) LLC (Proxima USA) from April 2004 through June 2008. Dr. Sobti joined Proxima Alfa from BlackRock Financial Management where he was a senior member of the Investment Strategy Group and Co-Head of the Fixed Income Group. He maintained primary responsibility for overseeing core long-only bond accounts and mortgage-backed securities. Dr. Sobti also was the co-portfolio manager of a BlackRock-sponsored private fund. Prior to BlackRock, he led a fixed income quantitative research team at Donaldson, Luftkin & Jenrette where he was responsible for portfolio strategies, asset/liability risk management and advised insurance companies on risk management issues. Dr. Sobti also served as Chairman of the Bond Market Association's Mortgage Research Committee from 1994 to 1996. Dr. Sobti holds a BA from St. Stephen's College, an MBA in Finance from the Indian Institute of Management, a Ph.D. in Finance from The Wharton School and was an assistant professor at McGill University in Montreal.

MIZUHO ALTERNATIVE INVESTMENTS, LLC, located at 757 Third Avenue, 8th Floor, New York, New York 10017, serves as investment sub-adviser to a portion of the Fund's assets. As of December 31, 2014, MAI had approximately $1.08 billion in assets under management.


PORTFOLIO MANAGER:


     Kazuhiro Shimbo, Chief Investment Officer, has managed the portion of the assets of the Fund allocated to MAI since the Fund's inception in 2014. Dr. Shimbo manages MAI's quantitative investment team, which includes professionals in research, portfolio and risk management, and trading. Dr. Shimbo joined MAI at its inception in 2007 as the Head of Risk Management. Prior to joining MAI, Dr. Shimbo was employed at the Industrial Bank of Japan ("IBJ") for over seven years. For the last three years of his tenure at IBJ, Dr. Shimbo served as the Quantitative Researcher and then the Portfolio Manager at its derivatives market making desk. Dr. Shimbo earned his Ph.D. in applied probability from Cornell University. He also holds a M.Sc from the University of London and a B.S. from Kyoto University in Japan.

WINTON CAPITAL US LLC, located at 375 Park Avenue, New York, New York, 10152 serves as investment sub-adviser to a portion of the Fund's assets. Winton is a wholly-owned subsidiary of Winton Capital Group Limited, an English limited liability company. Winton Capital Group Limited and its affiliated companies provide investment management services to, among other investors, pension funds, pooled investment vehicles, fund of funds, sovereign wealth funds and other government entities, corporations, family offices and high net worth individuals either directly or indirectly through the management of pooled investment vehicles. As of December 31, 2014, Winton Capital Group Limited and its affiliated companies had approximately $28.2 billion in assets under management.


PORTFOLIO MANAGERS:


     David Winton Harding, Chief Executive Officer and Chairman of Winton Capital Group Limited, has managed the portion of the assets of the Fund allocated to Winton Capital US LLC since the Fund's inception in 2014. Mr. Harding founded Winton in 1997.

     Prior to that, Mr. Harding founded Adam, Harding and Lueck Ltd, a commodity trading adviser, in 1987. Mr. Harding holds a degree in Natural Sciences specializing in Theoretical Physics from Cambridge University.

     Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, has managed the portion of the assets of the Fund allocated to Winton Capital US LLC since the Fund's inception in 2014. Mr. Beddall joined Winton in 2001 as a researcher and was appointed Chief Investment Officer in 2008. Mr. Beddall holds a degree in Mathematics and Computer Science from Southampton University and an MSc in Applied Statistics from Birkbeck College, University of London.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Investor Class shares and Institutional Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Investor Class shares and Institutional Class shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.


----------------------------------------------------------------------------------------
CLASS NAME       ELIGIBLE INVESTORS         INVESTMENT MINIMUMS     FEES
----------------------------------------------------------------------------------------
                                            Initial - $2,000        0.25% Rule 12b-1 fee.
Investor Class   Primarily individual
                 investors                  Subsequent - None       0.10% Shareholder
                                                                    Servicing Fee
----------------------------------------------------------------------------------------
                 Primarily institutional
                 investors and individual
Institutional    investors who meet the     Initial - $10,000       No Rule 12b-1 fee.
                 initial investment
Class            minimum                    Subsequent - None       No Shareholder
                                                                    Servicing Fee.
----------------------------------------------------------------------------------------


Investor Class and Institutional Class shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-844-RLL-FUND (1-844-755-3863).

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL


You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.


REGULAR MAIL ADDRESS

Rothschild Larch Lane Alternatives Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Rothschild Larch Lane Alternatives Fund
c/o DST Systems, Inc.
430 W 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-844-RLL-FUND (1-844-755-3863) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A
Routing Number 1010-0069-5
Deposit Account (DDA) 9872013085
Ref: Rothschild Larch Lane Alternatives Fund
FFC: Fund Number/Account Number/Account Name/Share Class

BY SYSTEMATIC INVESTMENT PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $250. To cancel or change a plan, write to the Fund at: Rothschild Larch Lane Alternatives Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., 430 W 7th Street,
Kansas City, Missouri 64105. Please allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION


You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund's price per share will be the net asset value per share ("NAV") next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund (or an authorized institution) must receive your order in proper form before 4:00 p.m., Eastern Time, that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.


When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.


FUND NAME                                  TICKER SYMBOL     CUSIP     FUND CODE
--------------------------------------------------------------------------------
ROTHSCHILD LARCH LANE ALTERNATIVES FUND
    Institutional Class shares                 RLLIX       00771X609     3172
    Investor Class shares                      RLLBX       00771X500     3171


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-844-RLL-FUND (1-844-755-3863).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-844-RLL-FUND (1-844-755-3863) for more information.

The sale price of each share will be the next NAV determined after the Fund (or an authorized broker) receives your request in proper form.


BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;


     o    The share class;


     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Rothschild Larch Lane Alternatives Fund
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Rothschild Larch Lane Alternatives Fund
c/o DST Systems, Inc.
430 W 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-844-RLL-FUND (1-844-755-3863) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (INVESTOR CLASS SHARES ONLY)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 for Investor Class shares or $5,000 for Institutional Class shares because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Investor Class shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class shares of the Fund is 0.25%.


SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund's Investor Class shares. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund's shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser, the Sub-Advisers and/or their affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees or Shareholder Servicing Fees that are reflected in the fee table section of this Prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser, the Sub-Advisers and/or their affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund invests in small and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.


In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than two (2) "round trips," into or out of the Fund within any 60-day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.


Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.


The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.


Subject to the Fund's right to reject purchases as described in this Prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income at least annually and makes distributions of its net realized capital gains, if any, annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUND. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.


The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.


Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).


The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Institutional Class shares and the Investor Class shares of the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of KPMG LLP are included in the 2014 Annual Report of the Fund, which is available upon request by calling the Fund at 1-844-755-3863.

--------------------------------------------------------------------------------
                                                SELECTED PER SHARE DATE & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
                                                                   PERIOD ENDED
                                                                    OCTOBER 31,
                                                                     2014 (1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
                                                                      ------
Income (Loss) from Investment Operations:
  Net Investment Loss*                                                 (0.05)
  Net Realized and Unrealized Gain                                      0.06
                                                                      ------
  Net Income from Investment Operations                                 0.01
                                                                      ------
Total Distributions                                                       --
Net Asset Value, End of Period                                        $10.01
                                                                      ======
TOTAL RETURN+                                                          0.10%
                                                                      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                                $50,120
Ratio of Expenses to Average Net Assets (including
Dividends and Interest on Short Sales and Waivers) (2)               2.89%++
Ratio of Expenses to Average Net Assets (including
Dividends and Interest on Short Sales and Excluding Waivers)         3.93%++
Ratio of Net Investment Loss to Average Net Assets                 (2.10)%++
Portfolio Turnover Rate                                              140%+++


*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED

+++  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN
     ANNUALIZED.


(1)  THE FUND COMMENCED OPERATIONS ON JULY 25, 2014.

(2) EXCLUDING DIVIDENDS AND INTEREST OR SHORT SALES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.50%.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

--------------------------------------------------------------------------------
                                                SELECTED PER SHARE DATE & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                    CLASS SHARES
                                                                    ------------
                                                                    PERIOD ENDED
                                                                     OCTOBER 31,
                                                                       2014 (1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
                                                                      ------
Income (Loss) from Investment Operations:
  Net Investment Loss*                                                 (0.06)
  Net Realized and Unrealized Gain                                      0.06
                                                                      ------
  Net Income from Investment Operations                                   --
Total Distributions                                                       --
Net Asset Value, End of Period                                        $10.00
                                                                      ======
TOTAL RETURN+                                                          0.00%
                                                                      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                                    $10
Ratio of Expenses to Average Net Assets (including
Dividends and Interest on Short Sales and Waivers) (2)               3.28%++
Ratio of Expenses to Average Net Assets (including
Dividends and Interest on Short Sales and Excluding Waivers)        66.30%++
Ratio of Net Investment Loss to Average Net Assets                 (2.44)%++
Portfolio Turnover Rate                                              140%+++


*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED

+++  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN
     ANNUALIZED.

(1) THE FUND COMMENCED OPERATIONS ON JULY 25, 2014. THE INVESTOR CLASS WAS SEEDED ON JULY 25, 2014, AND COMMENCED OPERATIONS ON AUGUST 6, 2014.

(2) EXCLUDING DIVIDENDS AND INTEREST OR SHORT SALES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.85%.

                      THE ADVISORS' INNER CIRCLE FUND III

                    ROTHSCHILD LARCH LANE ALTERNATIVES FUND

INVESTMENT ADVISER


Rothschild Larch Lane Management Company LLC
800 Westchester Ave.
S-528
Rye Brook, New York 10573


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103


More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2015, includes detailed information about The Advisors' Inner Circle Fund III and the Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's portfolio managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-844-RLL-FUND (1-844-755-3863)

BY MAIL:      Rothschild Larch Lane Alternatives Fund
              c/o DST Systems, Inc.
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.RLLFunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Fund, as well as other information about The Advisors' Inner Circle Fund III, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-22920.


                                                                 RLL-PS-001-0200

                      STATEMENT OF ADDITIONAL INFORMATION

                       NORTHPOINTE MICRO CAP EQUITY FUND
                            (INSTITUTIONAL SHARES: )
                              (INVESTOR SHARES: )


                       NORTHPOINTE SMALL CAP GROWTH FUND
                            (INSTITUTIONAL SHARES: )
                              (INVESTOR SHARES: )


                        NORTHPOINTE SMALL CAP VALUE FUND
                         (INSTITUTIONAL SHARES: NPIVX)
                            (INVESTOR SHARES: NPSVX)

                        NORTHPOINTE LARGE CAP VALUE FUND
                         (INSTITUTIONAL SHARES: NPILX)
                            (INVESTOR SHARES: NPLVX)

             EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND III


                                 MARCH 1, 2015


                              INVESTMENT ADVISER:
                            NORTHPOINTE CAPITAL, LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund III (the "Trust") and the NorthPointe Micro Cap Equity Fund, NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, and NorthPointe Large Cap Value Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference and should be read in conjunction with the Funds' prospectus dated March 1, 2015 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The financial statements with respect to the Funds for the fiscal period ended October 31, 2014, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the Funds' 2014 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the Funds' Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' Prospectus or Annual Report free of charge by writing to the Funds at NorthPointe Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: NorthPointe Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling the Funds at 1-877-457-NPF3 (1-877-457-6733).

                               TABLE OF CONTENTS


THE TRUST ...............................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-1
INVESTMENT LIMITATIONS ..................................................   S-26
THE ADVISER .............................................................   S-28
THE PORTFOLIO MANAGERS ..................................................   S-30
THE ADMINISTRATOR .......................................................   S-31
THE DISTRIBUTOR .........................................................   S-32
SHAREHOLDER SERVICES ....................................................   S-32
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................   S-32
THE TRANSFER AGENT ......................................................   S-33
THE CUSTODIAN ...........................................................   S-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-33
LEGAL COUNSEL ...........................................................   S-33
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-33
PURCHASING AND REDEEMING SHARES .........................................   S-41
DETERMINATION OF NET ASSET VALUE ........................................   S-41
TAXES ...................................................................   S-43
FUND TRANSACTIONS .......................................................   S-48
PORTFOLIO HOLDINGS ......................................................   S-50
DESCRIPTION OF SHARES ...................................................   S-51
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-52
PROXY VOTING ............................................................   S-52
CODES OF ETHICS .........................................................   S-52
5% AND 25% SHAREHOLDERS .................................................   S-52
APPENDIX A -- DESCRIPTION OF RATINGS ....................................    A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ......................    B-1

The NorthPointe Micro Cap Equity Fund and NorthPointe Small Cap Growth Fund are currently not available for purchase.

March 1, 2015                                                    NPC-SX-001-0200

THE TRUST


GENERAL. Each Fund is a separate series of the "Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Shares and Investor Shares. The different classes provide for variations in shareholder servicing fees and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing expenses, see the section titled "Shareholder Services" in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date of the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS


Each Fund's investment objectives and principal investment strategies are described in the Prospectus. The Funds are diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

BORROWING. While the Funds do not anticipate doing so, the Funds may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of a Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter ("OTC") market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock (SM) ("QQQs(SM)"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

o INVERSE EXCHANGE-TRADED FUNDS. Inverse ETFs present all of the risks that regular ETFs present, but investing in inverse ETFs entails more risk than investing in regular ETFs because of the way that inverse ETFs are designed to produce results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETF's current benchmark is 100% of the inverse of the S&P 500 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the S&P 500 Index goes down 5% then the fund's value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the S&P 500 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. For example, if an inverse ETF's current benchmark is 200% of the inverse of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the S&P 500 Index goes down
     5% then the inverse ETF's value should go up 10%). Most inverse ETFs reset daily (meaning they aim to achieve their stated objective daily). Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

o MICRO AND SMALL-CAPITALIZATION ISSUERS. Investing in equity securities of micro and small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


o INITIAL PUBLIC OFFERINGS ("IPOS"). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

o INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be a 'qualified publicly traded partnership' may not be considered 'qualifying income' under the Internal Revenue Code of 1986, as amended (the "Code") and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

o SPECIAL SITUATIONS. The Funds may invest in securities of companies involved in "special situations. " A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations; reorganizations; recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations may involve greater risk than is found in the normal course of investing if the special situation does not produce the effect predicted by the Adviser.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV.

FOREIGN SECURITIES:

TYPES OF FOREIGN SECURITIES. Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways:

o A Fund can invest directly in foreign securities denominated in a foreign currency;

o A Fund can invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments; and

o    A Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS. ADRs as well as other "hybrid" forms of ADRs, including EDRs and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or OTC market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the Securities and Exchange Commission ("SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, SPDR, Guggenheim (formerly, Claymore), Direxion, WisdomTree, Rydex and First Trust exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

FLOATING AND VARIABLE RATE INSTRUMENTS. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUST ("REIT"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and causing the REIT to function similarly to a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $ 250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.


o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.


COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS. The Funds may use reverse repurchase agreements as part of a Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and a Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.


RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in
Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.


Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

The Adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security; and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

SHORT SALES. The Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short position.

WHEN ISSUED, DELAYED -- DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments. Such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.


DERIVATIVES. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds' investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.


As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").


Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.


TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.


o    PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.


The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS


When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:


     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;


     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;


     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, a Fund may cover the option by, among other things:


     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON CREDIT DEFAULT SWAPS


An option on a credit default swap ("CDS") option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.


o    COMBINED POSITIONS


The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STRADDLES AND SPREADS - A Fund, for hedging purposes, may enter into straddles and spreads. In "spread" transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In "straddles," the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o    FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o    INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o    CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o    CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


RISKS OF DERIVATIVES:


While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;


o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and


o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:


o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    have to purchase or sell the instrument underlying the contract;


o    not be able to hedge its investments; and/or


o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o the facilities of the exchange may not be adequate to handle current trading volume;

o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;

o    fiscal and monetary policies; and

o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. Other potentially adverse regulatory obligations can develop suddenly and without notice.

SPECIAL RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds' distributor, custodian, or any other of the Funds' intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investments in such companies to lose value. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations of each Fund are non-fundamental and may be changed by the Board without shareholder approval.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts based on physical commodities except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs), marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.

6. Purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For purposes of the Fund's concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER


GENERAL. NorthPointe Capital, LLC (the "Adviser"), a Delaware limited liability company located at 101 West Big Beaver Road, Suite 745, Troy, Michigan, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds and is a wholly owned subsidiary of NorthPointe Holdings, LLC. As of December 31, 2014, the Adviser had approximately $879 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated February 19, 2014 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
              FUND                                      ADVISORY FEE RATE
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                             1.00%
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                             0.75%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                              0.75%
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                              0.50%
--------------------------------------------------------------------------------

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until February 29, 2016. This agreement may be terminated: (i) by the Board, for any reason at any time; or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

--------------------------------------------------------------------------------
                                            CONTRACTUAL         CONTRACTUAL
                                              EXPENSE             EXPENSE
                                            LIMITATION          LIMITATION
                                          (INSTITUTIONAL        (INVESTOR
              FUND                            SHARES)             SHARES)
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund             1.45%               1.70%
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund             1.25%               1.50%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund              1.25%               1.50%
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund              0.90%               1.15%
--------------------------------------------------------------------------------

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.


For the fiscal year ended October 31, 2014, the Funds paid the Adviser the following advisory fees:



-------------------------------------------------------------------------------------------------------
                                                         FEES WAIVED            TOTAL FEES PAID TO THE
                            CONTRACTUAL FEES PAID       BY THE ADVISER          ADVISER (AFTER WAIVERS)
                           ----------------------------------------------------------------------------
      FUND                         2014                    2014                         2014
-------------------------------------------------------------------------------------------------------
NorthPointe Micro Cap             N/A (1)                  N/A (1)                      N/A (1)
Equity Fund
-------------------------------------------------------------------------------------------------------
NorthPointe Small Cap             N/A (1)                  N/A (1)                      N/A (1)
Growth Fund
-------------------------------------------------------------------------------------------------------
NorthPointe Small Cap           $2,911 (2)               $2,911 (2)                      $0 (2)
Value Fund
-------------------------------------------------------------------------------------------------------
NorthPointe Large Cap           $2,582 (2)               $2,582 (2)                      $0 (2)
Value Fund
-------------------------------------------------------------------------------------------------------



(1)  Not in operation during the period.

(2) Represents the period from March 25, 2014 (commencement of Fund operations) to October 31, 2014.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. NorthPointe's employees are compensated with a three pronged program designed to attract as well as retain key talent, and to focus employees on growth of the firm rather than individual goals.

The program starts with an aggressive equity program. All senior investment professionals own equity in the firm and may purchase or be granted additional equity interests from time to time. Grants vest over three years, which ensures that investment professionals focus on the longer term success of the firm.

Cash compensation consists of competitive base salaries and subjective bonuses based upon the overall profitability of the firm as well as success of the teams and the coordination between the teams.


FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").



-------------------------------------------------------------------------------------
NAME                                    DOLLAR RANGE OF FUND SHARES OWNED (1)
-------------------------------------------------------------------------------------
Peter J. Cahill                $100,001 - $500,000 (NorthPointe Small Cap Value Fund)
                               $100,001 - $500,000 (NorthPointe Large Cap Value Fund)
-------------------------------------------------------------------------------------
Mary C. Champagne                                       None
-------------------------------------------------------------------------------------
Karl Knas                       $10,001 - $50,000 (NorthPointe Small Cap Value Fund)
                                $10,001 - $50,000 (NorthPointe Large Cap Value Fund)
-------------------------------------------------------------------------------------
Jeffrey C. Petherick            $100,001-$500,000 (NorthPointe Small Cap Value Fund)
                                $100,001-$500,000 (NorthPointe Large Cap Value Fund)
-------------------------------------------------------------------------------------
Carl P. Wilk                    $100,001-$500,000 (NorthPointe Small Cap Value Fund)
-------------------------------------------------------------------------------------



(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



-----------------------------------------------------------------------------------------------------------------
                                 REGISTERED                    OTHER POOLED
                            INVESTMENT COMPANIES           INVESTMENT VEHICLES              OTHER ACCOUNTS
                       ---------------------------      --------------------------    --------------------------
                        NUMBER OF     TOTAL ASSETS      NUMBER OF    TOTAL ASSETS     NUMBER OF     TOTAL ASSETS
NAME                    ACCOUNTS      (IN MILLIONS      ACCOUNTS     (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------
Peter J. Cahill            0              $0                0              $0           10 (1)         $230.6
-----------------------------------------------------------------------------------------------------------------
Mary C. Champagne          0              $0                0              $0           12             $347.1
-----------------------------------------------------------------------------------------------------------------
Karl Knas                  0              $0                0              $0            5               $217
-----------------------------------------------------------------------------------------------------------------
Jeffrey C. Petherick       0              $0                1           $1.11           19             $425.8
-----------------------------------------------------------------------------------------------------------------
Carl P. Wilk               0              $0                0              $0            7             $268.8
-----------------------------------------------------------------------------------------------------------------



(1) Includes 1 account with assets under management of $11.3 million that is subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. It is possible that conflicts of interest may arise in connection with the portfolio manager's management of a Fund on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among a Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Adviser has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated February 12, 2014 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal year ended October 31, the Funds paid the following amounts for these services:

--------------------------------------------------------------------------------
                                                  ADMINISTRATION FEES PAID
                                            ------------------------------------
FUND                                                        2014
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                          N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                          N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                         $75,343 (2)
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                         $75,343 (2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from March 25, 2014 (commencement of Fund operations) to October 31, 2014.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.


SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Shares of any Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11 (th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN


MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian") serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------------
                           POSITION WITH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN
NAME AND YEAR OF BIRTH     TRUST                   IN THE PAST 5 YEARS          THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------
William M. Doran           Chairman of the         Self-Employed                Current Directorships: Trustee of The
(Born: 1940)               Board of Trustees (1)   Consultant since 2003.       Advisors' Inner Circle Fund, The
                           (since 2014)            Partner at Morgan,           Advisors' Inner Circle Fund II, Bishop
                                                   Lewis & Bockius LLP          Street Funds, O'Connor EQUUS
                                                   (law firm) from 1976 to      (closed-end investment company),
                                                   2003. Counsel to the          Winton Series Trust, Winton
                                                   Trust, SEI Investments,      Diversified Opportunities Fund (closed-
                                                   SIMC, the Administrator      end investment company), SEI Daily
                                                   and the Distributor.         Income Trust, SEI Institutional
                                                                                International Trust, SEI Institutional
                                                                                Investments Trust, SEI Institutional
                                                                                Managed Trust, SEI Liquid Asset
                                                                                Trust, SEI Asset Allocation Trust, SEI
                                                                                Tax Exempt Trust, Adviser Managed
                                                                                Trust, New Covenant Funds, SEI
                                                                                Insurance Products Trust, and The KP
                                                                                Funds. Director of SEI Investments
                                                                                (Europe), Limited, SEI Investments--
                                                                                Global Funds Services, Limited, SEI
                                                                                Investments Global, Limited, SEI
                                                                                Investments (Asia), Limited, SEI
                                                                                Global Nominee Ltd. and SEI
                                                                                Investments -- Unit Trust Management
                                                                                (UK) Limited. Director of the
                                                                                Distributor since 2003.

                                                                                Former Directorships: Director of SEI
                                                                                Alpha Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Jon C. Hunt                Trustee                 Retired since 2013.          Current Directorships: Trustee of City
(Born: 1951)               (since 2014)            Consultant to                National Rochdale Funds, O'Connor
                                                   Management,                  EQUUS (closed-end investment
                                                   Convergent Capital           company), Winton Series Trust and
                                                   Management, LLC              Winton Diversified Opportunities Fund
                                                   ("CCM") from 2012 to         (closed-end investment company).
                                                   2013. Managing               Member of Independent Committee of
                                                   Director and Chief           Nuveen Commodities Asset
                                                   Operating Officer, CCM       Management.
                                                   from 1998 to 2012.
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                           POSITION WITH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN
NAME AND YEAR OF BIRTH     TRUST                   IN THE PAST 5 YEARS          THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Terrence O. Jones          Trustee                 Retired.                     Current Directorships: Trustee of
(Born: 1963)               (since 2014)                                         Genworth Life Insurance Company of
                                                                                New York, Highland Funds, O'Connor
                                                                                EQUUS (closed-end investment
                                                                                company), Winton Series Trust and
                                                                                Winton Diversified Opportunities Fund
                                                                                (closed-end investment company).
------------------------------------------------------------------------------------------------------------------------
Thomas P. Lemke            Trustee                 Retired since 2013.          Current Directorships: Independent
(Born: 1954)               (since 2014)            Executive Vice President     Director of Victory Funds. Trustee of
                                                   and General Counsel,         AXA Premier VIP Trust, O'Connor
                                                   Legg Mason, Inc. from        EQUUS (closed-end investment
                                                   2005 to 2013.                company), Winton Series Trust, Winton
                                                                                Diversified Opportunities Fund (closed-
                                                                                end investment company) and JP
                                                                                Morgan Active ETFs.
------------------------------------------------------------------------------------------------------------------------
Randall S. Yanker          Trustee                 Co-Founder and Senior        Current Directorships: Trustee of
(Born: 1960)               (since 2014)            Partner, Alternative         O'Connor EQUUS (closed-end
                                                   Asset Managers, L.P.         investment company), Winton Series
                                                   since 2004.                   Trust and Winton Diversified
                                                                                Opportunities Fund (closed-end
                                                                                investment company). Independent
                                                                                Non-Executive Director of HFA
                                                                                Holdings Limited.
------------------------------------------------------------------------------------------------------------------------


(1) Mr. Doran may be deemed to be an "interested" person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke and Mr. Yanker currently serve as members of the Audit Committee. Mr. Lemke serves as the acting Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues;
          (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Hunt, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met one (1) time during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



-----------------------------------------------------------------------------------------------
                                  DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
      NAME                    FUND SHARES (FUND) (1)      (ALL FUNDS IN THE FUND COMPLEX) (1,2)
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------
     Doran                            None                               None
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
      Hunt                            None                               None
-----------------------------------------------------------------------------------------------
     Jones                            None                               None
-----------------------------------------------------------------------------------------------
     Lemke                            None                               None
-----------------------------------------------------------------------------------------------
     Yanker                           None                               None
-----------------------------------------------------------------------------------------------



(1)  Valuation date is December 31, 2014.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The following table sets forth information covering the anticipated total compensation payable by the Trust during its fiscal year ending October 31, 2014 to the persons who serve as Trustees:



----------------------------------------------------------------------------------------------------
                                AGGREGATE COMPENSATION             ESTIMATED TOTAL COMPENSATION
      NAME                          FROM THE TRUST                         FROM THE TRUST
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------
William M. Doran(1)                      $0                       $0 for service on one (1) board
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
Jon C. Hunt(1)                        $15,000                  $15,000 for service on one (1) board
----------------------------------------------------------------------------------------------------
Terrence O. Jones(2)                  $5,000                    $5,000 for service on one (1) board
----------------------------------------------------------------------------------------------------
Thomas P. Lemke(1)                    $15,000                  $15,000 for service on one (1) board
----------------------------------------------------------------------------------------------------
Randall S. Yanker(1)                  $15,000                  $15,000 for service on one (1) board
----------------------------------------------------------------------------------------------------

(1)  Joined the Board of Trustees on February 5, 2014.
(2)  Joined the Board of Trustees on May 15, 2014.


TRUST OFFICERS. Set forth below are the names, year of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


---------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH            POSITION WITH TRUST                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Michael Beattie     President                           Director of Client Service, SEI Investments Company,
(Born: 1965)        (since 2014)                        since 2004.

---------------------------------------------------------------------------------------------------------------
Robert Nesher       Vice Chairman                       SEI employee 1974 to present; currently performs
(Born: 1946)        (since 2014)                        various services on behalf of SEI Investments for
                                                        which Mr. Nesher is compensated. Vice Chairman of
                                                        O'Connor EQUUS (closed-end investment company),
                                                        Winton Series Trust and Winton Diversified
                                                        Opportunities Fund (closed-end investment company).
                                                        President and Director of SEI Structured Credit Fund,
                                                        LP. President and Chief Executive Officer of SEI
                                                        Alpha Strategy Portfolios, LP, June 2007 to September
                                                        2013. President of SEI Opportunity Fund, L.P. to
                                                        2010.
---------------------------------------------------------------------------------------------------------------
Rami Abdel-         Treasurer, Controller and Chief     Director, SEI Investments, Fund Accounting since
Rahman              Financial Officer                   June 2014. Fund Accounting Director, BNY Mellon,
(Born: 1974)        (since 2014)                        from 2006 to 2014. Fund Accounting Manager,
                                                         JPMorgan Chase, from 1998 to 2006.
---------------------------------------------------------------------------------------------------------------
Dianne M.           Vice President and Secretary        Counsel at SEI Investments since 2010. Associate at
Descoteaux          (since 2014)                        Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
---------------------------------------------------------------------------------------------------------------
Russell Emery       Chief Compliance Officer            Chief Compliance Officer of SEI Structured Credit
(Born: 1962)        (since 2014)                        Fund, LP since June 2007. Chief Compliance Officer
                                                        of SEI Alpha Strategy Portfolios, LP from June 2007
                                                        to September 2013. Chief Compliance Officer of The
                                                        Advisors' Inner Circle Fund, The Advisors' Inner
                                                        Circle Fund II, O'Connor EQUUS (closed-end
                                                        investment company), Winton Series Trust, Winton
                                                        Diversified Opportunities Fund (closed-end investment
                                                        company), Bishop Street Funds, SEI Institutional
                                                        Managed Trust, SEI Asset Allocation Trust, SEI
                                                        Institutional International Trust, SEI Institutional
                                                        Investments Trust, SEI Daily Income Trust, SEI Liquid
                                                        Asset Trust, SEI Tax Exempt Trust, Adviser Managed
                                                        Trust, New Covenant Funds, SEI Insurance Products
                                                        Trust and The KP Funds. Chief Compliance Officer of
                                                        SEI Opportunity Fund, L.P. until 2010.
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
NAME AND YEAR
OF BIRTH            POSITION WITH TRUST                 PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Lisa Whittaker      Vice President and Assistant        Attorney, SEI Investments Company (2012-present).
(Born: 1978)        Secretary                           Associate Counsel and Compliance Officer, The
                    (since 2014)                        Glenmede Trust Company, N.A. (2011-2012).
                                                        Associate, Drinker Biddle & Reath LLP (2006-2011).
---------------------------------------------------------------------------------------------------------------
John Y. Kim         Vice President and Assistant        Attorney, SEI Investments Company (2014-present).
(Born: 1981)        Secretary                           Associate, Stradley Ronon Stevens & Young, LLP
                    (since 2014)                        (2009-2014).

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.


TAXES


The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a "regulated investment company" (a "RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.


In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").



Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, that Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, their shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Funds to distribute at least 90% of their annual investment company income and does not require any minimum distribution of net capital gain, the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of each Fund's ordinary income for that year and 98.2% of each Fund's capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate each Fund's investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the NAV) with respect to such dividend,
(ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Dividends received by a Fund from an underlying fund taxable as a RIC or REIT may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such RIC or REIT and reported as such by the underlying fund. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains currently set at a maximum tax rate of 20%.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Funds' distributions exceed their taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Funds' total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Funds will be eligible to, and intend to, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Funds will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Funds make the election, the Funds (or their administrative agent) will report annually to their shareholders the respective amounts per share of the Funds' income from sources within, and taxes paid to, foreign countries and U.S. possessions.


TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.


Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.


Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.


If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," such Fund will generally be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's PRO RATA share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may have to distribute to its shareholders certain "phantom" income and gain such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in
(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.


BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.


A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of each Fund's shares (including certain capital gain dividends) received by such Fund's shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld.



TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


RETIREMENT ACCOUNTS. If you hold your shares in a tax-qualified retirement account, you will generally not be subject to federal taxation on income and capital gains distributions from the Funds, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate tax in Delaware if it also qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the OTC market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

During the fiscal year ended October 31, 2014, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR AMOUNT OF
            FUND                                      BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                                                               2014
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                             N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                             N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                             $3,177 (2)
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                             $1,321 (2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from March 25, 2014 (commencement of Fund operations) to October 31, 2014.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2014, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:



----------------------------------------------------------------------------------------------------
                          TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                         COMMISSIONS FOR RESEARCH SERVICES       INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                                                      RESEARCH SERVICES
----------------------------------------------------------------------------------------------------
NorthPointe Micro Cap                    N/A (1)                             N/A (1)
Equity Fund
----------------------------------------------------------------------------------------------------
NorthPointe Small Cap                    N/A (1)                             N/A (1)
Growth Fund
----------------------------------------------------------------------------------------------------
NorthPointe Small Cap                   $2,223 (2)                       $1,338,148 (2)
Value Fund
----------------------------------------------------------------------------------------------------
NorthPointe Large Cap                    $885 (2)                        $1,830,300 (2)
Value Fund
----------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from March 25, 2014 (commencement of Fund operations) to October 31, 2014.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


During the fiscal period from March 25, 2014 (commencement of Fund operations) to October 31, 2014, the Funds did pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal period from March 25, 2014 (commencement of Fund operations) to October 31, 2014, the Funds did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal year ended October 31, 2014, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                      PORTFOLIO TURNOVER RATE
                                                      -----------------------
                                                                2014
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                              N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                              N/A (1)
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                               46% (2)
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                               39% (2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from March 25, 2014 (commencement of Fund operations) to October 31, 2014.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of each Fund's NAV ("Summary Schedule")) in their Semi-Annual and Annual Reports which are distributed to the Funds' shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Funds' complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.


Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Funds' shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in their Semi-Annual and Annual Reports, their Form N-CSR will be available without charge, upon request, by calling 1-877-457-6733.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds' portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exists, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting records during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-877-457-NPF3 (1-877-457-6733) and (ii) on the SEC's website at
http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in IPOs or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 2, 2015, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.


-------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                NUMBER OF SHARES       % OF CLASS
-------------------------------------------------------------------------------------------------
First Clearing, LLC                                                5,324.8140            46.76%
A/C 2889-1730
2801 Market St
Saint Louis, MO 63103-2523
-------------------------------------------------------------------------------------------------
Michael P Hayden                                                        5,000            43.90%
263 Cloverly Rd
Grosse Pointe, MI 48236-3303
-------------------------------------------------------------------------------------------------
TD Ameritrade Inc For The Exclusive Benefit of Our Clients           848.5450             7.45%
PO BOX 2226
Omaha, NE 68103-2226
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND -- INVESTOR CLASS SHARES
-------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                NUMBER OF SHARES       % OF CLASS
-------------------------------------------------------------------------------------------------
State Street Bank & Trust                                      1,216,533.9000            90.30%
FBO IBEW Local 58
200 Newport Ave Ext JQB513
North Quincy, MA 02171-2145
-------------------------------------------------------------------------------------------------
DCGT AS TTEE AND/OR CUST                                          86,792.4770             6.44%
FBO PLIC Various Retirement Plans
Omnibus
Attn NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
NORTHPOINTE LARGE CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                NUMBER OF SHARES       % OF CLASS
-------------------------------------------------------------------------------------------------
TD Ameritrade Inc For The Exclusive Benefit of Our Clients        25,340.7890            49.28%
PO BOX 2226
Omaha, NE 68103-2226
-------------------------------------------------------------------------------------------------
Michael P Hayden                                                  21,134.0810            41.10%
263 Cloverly Rd
Grosse Pointe, MI 48236-3303
-------------------------------------------------------------------------------------------------
First Clearing, LLC                                                4,947.3820             9.62%
A/C 6978-0220
2801 Market St
Saint Louis, MO 63103-2523
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
NORTHPOINTE LARGE CAP VALUE FUND -- INVESTOR CLASS SHARES
-------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                NUMBER OF SHARES       % OF CLASS
-------------------------------------------------------------------------------------------------
State Street Bank & Trust                                     1,371,167.4840             80.10%
200 Newport Ave Ext JQB513
North Quincy, MA 02171-2145
-------------------------------------------------------------------------------------------------
LPL Financial                                                   209,625.5800             12.25%
FBO: Customer Accounts
Attn: Mutual Fund Operations
PO Box 509046
San Diego, CA 92150-9046
-------------------------------------------------------------------------------------------------
DCGT AS TTEE AND/OR CUST                                        129,347.8020              7.56%
FBO PLIC Various Retirement Plans
Omnibus
Attn NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001
-------------------------------------------------------------------------------------------------


                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.


DESCRIPTION OF MOODY'S GLOBAL RATINGS


Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.


DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS


Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS


P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS


The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:


MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.


Moody's demand obligation ratings are as follows:


VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS


An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:


o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


o Nature of and provisions of the obligation; and the promise S&P imputes;


o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*


AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.


*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS


A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS


An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:


o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


S&P's municipal short-term note ratings are as follows:


SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).


In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.


CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.


Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS


A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.


Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

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                            PROXY VOTING GUIDELINES

I.   INTRODUCTION

     These guidelines describe how the Firm discharges its fiduciary duty to vote proxies that are received in connection with Clients' underlying portfolio securities.

     These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the BEST ECONOMIC INTERESTS of the Firm's clients (to the extent, if any, that the economic interests of a Firm client are affected by the proxy).

     Pursuant to these Proxy Voting Guidelines, the Firm shall vote proxies on behalf of any client who so designates.

II.  HOW PROXIES ARE VOTED

     PROXY VOTING ADMINISTRATION THROUGH THE INSTITUTIONAL SHAREHOLDER SERVICES SYSTEM. The Firm utilizes Institutional Shareholder Services ("ISS") for the administration of proxy voting through the Internet-based proxy voting system operated by ISS.

     Accordingly, EXCEPT as described below, ISS:

     a. processes all proxies received in connection with underlying portfolio securities held by Clients;

     b. votes proxies in accordance with the guidelines adopted by the Firm or in accordance with specific guidelines adopted by the Client; and

     c. maintains appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of the Firm.

     For all clients for whom the Firm votes proxies, each Client's custodian forwards all proxy statements received on behalf of the Client directly to ISS. The Firm updates the Client list with ISS as changes in our list of clients occurs. ISS shall perform a weekly reconciliation of proxies expected versus those received, which shall be reviewed by the CCO and the DOO.

     When the ISS Proxy Voting Guidelines do NOT cover a specific proxy issue, and ISS does NOT provide a recommendation: (i) ISS shall notify the Firm; and
(ii) the Firm shall use the Firm's best judgment in voting proxies on behalf of Clients. Memoranda shall be maintained documenting the rationale for and actual vote in these instances. In the event the Firm determines that it will vote for particular ballot issues in a manner different than ISS, memoranda shall be maintained documenting the rationale for and actual vote in these instances as well.

     In accordance with these Proxy Voting Guidelines, the Firm, through ISS, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that the Firm receives.

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                                                                     CAPITAL


     FOREIGN PROXIES. There are situations, however, in which the Firm cannot process a proxy in connection with a foreign security (hereinafter, "foreign proxies"). For example, the Firm will not process a foreign proxy:

     a. if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;

     b.   when the Firm has not been given enough time to process the vote; or

     c. when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

     MONITORING THE ISS PROXY VOTING GUIDELINES. The Firm monitors proxy voting through review of dissemination to clients of proxy voting results. Additionally, overrides of votes are to be handled by the CCO (with consultation from appropriate PM's).

     The ISS Proxy Voting Guidelines shall be reviewed on a YEARLY basis to determine whether these guidelines continue to be consistent with the Firm's views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The ISS Proxy Voting Guidelines usually are reviewed during the first quarter of the calendar year before the beginning of "proxy voting season" and also shall be reviewed upon notification from ISS of any material changes.

     When reviewing the ISS Proxy Voting Guidelines, the Firm considers whether these guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interests of Clients. The Firm also shall review both these Proxy Voting Guidelines and the ISS Proxy Voting Guidelines to make certain that each set of these guidelines complies with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

III. CONFLICTS OF INTEREST

     With respect to conflicts of interest, the Firm does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that would create a potential conflict of interest between Clients and the Firm regarding a proxy vote. However, it is possible that the Firm may manage assets for publicly held clients, and the Firm may invest in the public securities of that client.

     Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Firm, the proxy WILL be voted in accordance with the Client specific guidelines on the account or if no Client guidelines apply, strictly in conformity with the recommendation of ISS.

     To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the Chief Compliance Officer for the Firm. The Chief Compliance Officer for the Firm then would provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

IV.  PROXY VOTING FOR SECURITIES INVOLVED IN SECURITIES LENDING

     Many Clients participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender

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(unless the loan is recalled) (I.E., proxy voting rights during the lending period generally are transferred to the borrower). The Firm believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, the Firm, therefore, shall cooperate with the Client's determination that securities lending is beneficial to the Client's account and shall NOT attempt to seek recalls for the purpose of voting proxies. Consequently, it is the Firm's policy that, in the event that the Firm manages an account for a Client that employs a securities lending program, the Firm generally will NOT seek to vote proxies relating to the securities on loan.

V.   RECORDKEEPING & REPORTING

     The Firm shall keep and maintain the following records and other items:

          i.    the Proxy Voting Guidelines;

          ii.   the ISS Proxy Voting Guidelines;

          iii.  the Other Client Subadvised Proxy Voting Guidelines;

          iv. proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC's EDGAR system);

          v.    records of votes cast on behalf of Clients (through ISS);

          vi. Client written requests for information as to how the Firm voted proxies for said Client;

          vii. any Firm written responses to an oral or written request from a Client for information as to how the Firm voted proxies for the Client; and

          viii. any documents prepared by the Firm that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

     These records and other items shall be maintained in accordance with SEC guidelines -- EXCEPT for those records that shall be maintained by ISS and electronic filings that are available on the SEC's EDGAR system.

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     Clients shall be instructed to contact their client services representative in order to obtain information as to how the proxies for their accounts were voted.

     The Firm shall provide Clients, upon request, with a representation and/or appropriate report regarding proxy voting and any material changes to the proxy voting guidelines.

     The Firm will assist any registered investment companies for which it serves as advisor with the necessary data to be filed by that registered investment company with the SEC on Form N-PX as required by SEC Rules and Regulations.

                      STATEMENT OF ADDITIONAL INFORMATION


                    ROTHSCHILD LARCH LANE ALTERNATIVES FUND
                  (INVESTOR CLASS SHARES TICKER SYMBOL: RLLBX)
               (INSTITUTIONAL CLASS SHARES TICKER SYMBOL: RLLIX)


                                  A SERIES OF
                      THE ADVISORS' INNER CIRCLE FUND III


                                 MARCH 1, 2015


                              INVESTMENT ADVISER:

                  ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund III (the "Trust") and the Rothschild Larch Lane Alternatives Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated March 1, 2015 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The Fund's financial statements, including notes thereto, and the report of KPMG LLP for the fiscal year ended October 31, 2014 are contained in the 2014 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Fund's 2014 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at Rothschild Larch Lane Alternatives Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., 430 W 7th Street, Kansas
City, MO 64105) or calling the Fund at 1-844-RLL-FUND (1-844-755-3863).

                               TABLE OF CONTENTS


THE TRUST ...............................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-1
INVESTMENT LIMITATIONS ..................................................   S-29
THE ADVISER AND SUB-ADVISERS ............................................   S-31
THE PORTFOLIO MANAGERS ..................................................   S-34
THE ADMINISTRATOR .......................................................   S-42
THE DISTRIBUTOR .........................................................   S-42
SHAREHOLDER SERVICES ....................................................   S-43
PAYMENTS TO FINANCIAL INTERMEDIARIES ....................................   S-43
THE TRANSFER AGENT ......................................................   S-44
THE CUSTODIAN ...........................................................   S-44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-44
LEGAL COUNSEL ...........................................................   S-44
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-44
PURCHASING AND REDEEMING SHARES .........................................   S-52
DETERMINATION OF NET ASSET VALUE ........................................   S-52
TAXES ...................................................................   S-54
FUND TRANSACTIONS .......................................................   S-61
PORTFOLIO HOLDINGS ......................................................   S-63
DESCRIPTION OF SHARES ...................................................   S-64
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-65
PROXY VOTING .............................................................  S-65
CODES OF ETHICS ..........................................................  S-65
5% AND 25% SHAREHOLDERS ..................................................  S-66
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1

                                                                 RLL-SX-001-0200

THE TRUST


GENERAL. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Investor Class shares and Institutional Class shares. The different classes provide for variations in distribution and shareholder servicing fees and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see "The Distributor" and "Shareholder Services" sections in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS


The Fund's investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.


EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Fund purchases equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ALTERNATIVE ENTITY SECURITIES. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.


o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares(R). The
     Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Securities of Other Investment Companies" below.


o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.


REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REAL ESTATE COMPANIES' SECURITIES. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.


MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.


FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


EMERGING MARKETS. An "emerging market" country is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNPs") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.


RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;


     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and


     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Fund's investment managers anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.


Foreign stock markets:


     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign markets may offer less protection to shareholders than U.S. markets because:


     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;


     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc.

("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.


U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.


Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

     o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.


COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Fund's adviser or sub-adviser. See "Appendix A -Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


     o CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


          Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.


RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SENIOR LOANS AND BANK LOANS. Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.


A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.


A Sub-Adviser may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the issuers of bank loans and related investments being considered for acquisition by the Fund or held in the Fund's portfolio. For example, a bank issuer of privately placed bank loans considered by the Fund may offer to provide a Sub-Adviser with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, the Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other clients of the Sub-Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, the Sub-Adviser's and the Fund's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. A Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians." It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the portfolio managers, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and
(iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.


For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the Securities and Exchange Commission (the "SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund's investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO"). As discussed in the Prospectus, the Adviser has registered as a CPO under the CEA with respect to the Fund.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated.
In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o    PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.


The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.


The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Fund is permitted to write only "covered" options. At the time of selling a call option, the Fund may cover the option by owning, among other things:


     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.


o    COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o    FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the investment managers believe that the counterparty to the transaction is creditworthy.


A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.


o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are

"fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.


As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.


o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o    INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o    CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o    CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.


CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The investment managers will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the investment managers' prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:


o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.


Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:


o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and/or

o    Not be able to realize profits or limit its losses.


Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:


o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Fund is subject to the ability of the investment managers to forecast stock market and interest rate trends. If the investment managers incorrectly predict stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the investment managers' expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the investment managers' expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Fund's use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:


o    Actual and anticipated changes in interest rates;

o    Fiscal and monetary policies; and

o    National and international political events.


Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.


GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and without notice.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or a Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.


By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


RESTRICTED SECURITIES. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

SHORT SALES. The Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. The Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets. This limitation does not apply to short sales against the box.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.


WHEN-ISSUED, DELAYED--DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.


The Fund may use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


SPECIAL RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, a Sub-Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that the Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


The following limitations are non-fundamental and may be changed by the Board without shareholder approval.


The Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

5. Purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

6. Purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

In addition:

1. The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:


BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund's investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and redefine industries in any reasonable manner.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER AND SUB-ADVISERS

THE ADVISER.


GENERAL. Rothschild Larch Lane Management Company LLC (the "Adviser"), a Delaware limited liability company formed in 2014, located at 800 Westchester Ave., S-528, Rye Brook, New York 10573, is a joint venture of Rothschild Asset Management Inc. ("Rothschild") and Larch Lane Advisors LLC ("Larch Lane"). As of December 31, 2014, the Adviser had approximately $52.5 million in assets under management.

MANAGER OF MANAGERS STRUCTURE. THE ADVISER ACTS AS THE MANAGER OF MANAGERS OF THE FUND AND IS RESPONSIBLE FOR THE INVESTMENT PERFORMANCE OF THE FUND, SINCE IT ALLOCATES THE FUND'S ASSETS TO THE SUB-ADVISERS AND RECOMMENDS HIRING OR CHANGING SUB-ADVISERS TO THE BOARD OF THE TRUST. THE ADVISER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD) TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT. The Trust and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new sub-advisers with the approval of the Board but without obtaining shareholder approval, although any sub-advisory agreements with affiliates of the Trust, the Fund or the Adviser ("Affiliated Sub-Advisers") require shareholder approval. Except with respect to Affiliated Sub-Advisers, the order also permits (i) the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services and (ii) the Fund to disclose sub-advisers' fees only in the aggregate in its registration statement. Any new sub-advisory agreement or any amendment to the Fund's existing investment advisory agreement or existing sub-advisory agreements that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to shareholders for approval. Further, the structure does not permit investment advisory fees paid by the Fund to the Adviser to be increased or to materially change the Adviser's obligations under the investment advisory agreement, including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. The manager of managers structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. This arrangement has been approved by the Board and the Fund's initial shareholder. Within 90 days of retaining a new sub-adviser for the Fund, shareholders of the Fund will receive notification of the change.

An affiliate of Mizuho Alternative Investments, LLC ("MAI"), one of the Fund's sub-advisers discussed below, provided seed capital to the Fund, and such seeding resulted in MAI being an Affiliated Sub-Adviser. Such seeding also raises a potential conflict of interest with respect to the Adviser's decisions to allocate Fund assets to, retain and/or terminate MAI. The Adviser believes that these conflicts are mitigated because: (i) the Adviser and MAI have agreed that MAI will be subject to the same retention, monitoring and oversight standards as any other Fund sub-adviser; (ii) the anticipated seed investment is not subject to any conditions relating to the Fund's initial or continued asset allocation to MAI; and (iii) initial approval of the MAI sub-advisory agreement (and all other sub-advisory agreements) and the agreement's continuation beyond a 2 year term remain, by law, subject to the separate review and approval by the Board, including its independent Trustees, and the Board expects to subject its review and consideration of the MAI sub-advisory agreement to at least the same standards it applies to the Fund's other sub-advisers.


ADVISORY AND SUB-ADVISORY AGREEMENTS. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Fund and may directly manage a portion of the Fund's assets under certain circumstances. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the Adviser, and under the supervision of the Adviser and the Board, one or more sub-advisers (the "Sub-Advisers") are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Fund. The Sub-Advisers are also responsible for managing their employees who provide services to the Fund.


After its initial two year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or a Sub-Adviser, as applicable, or by the Adviser or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER AND THE SUB-ADVISERS. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.75% based on the average daily net assets of the Fund. The Adviser pays the sub-advisers out of the advisory fees it receives from the Fund, and pays MAI a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets that MAI manages for the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any class-specific expenses, Dividend and Interest Expenses on Securities Sold Short, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 2.50% with respect to Investor Class shares and Institutional Class shares of the Fund's average daily net assets until February 28, 2016 (the "Expense Limitation"). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the following advisory fees were paid to the Adviser and the sub-advisers:



-------------------------------------------------------------------------------------------------------
CONTRACTUAL FEES    FEES PAID BY    FEES PAID BY    FEES WAIVED BY   FEES RETAINED BY    FEES PAID TO
PAID BY FUND TO    ADVISER TO MAI     ADVISER TO        ADVISER          ADVISER       ADVISER AND MAI
     ADVISER                        UNAFFILIATED
                                    SUB-ADVISERS
-------------------------------------------------------------------------------------------------------
     $225,212        $32,671          $79,219          $135,556          $0 (1)            $32,671
-------------------------------------------------------------------------------------------------------



(1) For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Adviser additionally reimbursed fees of $22,234 for the Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.


THE SUB-ADVISERS.


ELLINGTON MANAGEMENT GROUP, L.L.C. Ellington Management Group, L.L.C. ("Ellington"), a Delaware limited liability company formed in 1995, located at 53 Forest Avenue, Old Greenwich, Connecticut 06870, serves as investment Sub-Adviser to a portion of the Fund's assets. Ellington has been in business since 1995 and is owned primarily by Michael Vranos indirectly through his ownership interest in Ellington's majority owner, EMG Holdings, L.P. As of December 31, 2014, Ellington had approximately $6.2 billion in assets under management.

KARYA CAPITAL MANAGEMENT LP. Karya Capital Management LP ("Karya"), a Delaware limited partnership formed in 2011, located at 1330 Avenue of the Americas, Suite 520, New York, New York 10019, serves as investment Sub-Adviser to a portion of the Fund's assets. Karya, a Delaware limited partnership formed in 2011, is principally owned by Dr. Rajiv Sobti. Dr. Sobti is also Karya's Chief Investment Officer. As of December 31, 2014, Karya had approximately $857 million in assets under management.

MIZUHO ALTERNATIVE INVESTMENTS, LLC. MAI, a Delaware limited liability company formed in 2007, located at 757 Third Avenue, 8th Floor, New York, New York 10017, serves as investment Sub-Adviser to a portion of the Fund's assets. MAI was founded in 2007 and is owned by Mizuho Bank, Ltd. ("MHBK"), a bank headquartered in Tokyo, Japan, and Mizuho Securities Company Co., Ltd. ("MSC"), a broker-dealer headquartered in Tokyo, Japan. MHBK and MSC are subsidiaries of Mizuho Financial Group, Inc., a publicly-traded company listed on the Tokyo Stock Exchange and New York Stock Exchange (American Depositary Receipts). MHBK, as majority shareholder of MAI, has the legal authority to exercise control over MAI's operations. As of December 31, 2014, MAI had approximately $1.08 billion in assets under management.

WINTON CAPITAL US LLC. Winton Capital US LLC ("Winton"), a Delaware limited liability company formed in 2014, located at 375 Park Avenue, New York, New York 10152 serves as investment Sub-Adviser to a portion of the Fund's assets. Winton is a wholly-owned subsidiary of Winton Capital Group Limited, an English limited liability company located at Grove House, 27 Hammersmith Grove, London W6 0NE, United Kingdom. As of December 31, 2014, Winton Capital Group Limited and its affiliated companies had approximately $28.2 billion in assets under management.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

THE ADVISER.

COMPENSATION. Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Global Hedge Fund Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401(k) plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES (1)
--------------------------------------------------------------------------------
ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC
--------------------------------------------------------------------------------
Ki Akrami                                                     None
--------------------------------------------------------------------------------
Nicolas de Croisset                                     $10,001-$50,000
--------------------------------------------------------------------------------
Geoffrey B. Doyle                                             None
--------------------------------------------------------------------------------
Christophe Jaubert                                            None
--------------------------------------------------------------------------------
Mark A. Jurish                                                None
--------------------------------------------------------------------------------
Charles Korchinski                                            None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



-----------------------------------------------------------------------------------------------------------
                               REGISTERED                  OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES            OTHER ACCOUNTS
                       ------------------------------------------------------------------------------------

                       NUMBER OF                    NUMBER OF     TOTAL ASSETS    NUMBER OF
       NAME            ACCOUNTS     TOTAL ASSETS    ACCOUNTS      (IN MILLIONS)   ACCOUNTS     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------
Ki Akrami                 0             $0            3 (2)            $888           0             $0
-----------------------------------------------------------------------------------------------------------
Nicolas de Croisset       0             $0            3 (2)            $888           0             $0
-----------------------------------------------------------------------------------------------------------
Geoffrey B. Doyle         0             $0           14 (1)            $862           0             $0
-----------------------------------------------------------------------------------------------------------
Christophe Jaubert        0             $0           10 (2)          $1,183           0             $0
-----------------------------------------------------------------------------------------------------------
Mark A. Jurish            0             $0           14 (1)            $862           0             $0
-----------------------------------------------------------------------------------------------------------
Charles Korchinski        0             $0            0                  $0           0             $0
-----------------------------------------------------------------------------------------------------------



(1) Includes 2 accounts with assets under management of $278 million that are subject to performance-based advisory fees. Note that these are accounts managed by Larch Lane.

(2) Certain classes of these accounts, with assets under management of $1,183 billion, are subject to performance based advisory fees. Note that these are accounts managed by Rothschild.


CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of the Adviser's portfolio managers' management of the Fund and other accounts managed by the portfolio managers in their respective roles at Larch Lane and Rothschild ("Other Accounts"), which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser's policy to manage each account based on its investment objectives and related restrictions and the Adviser (and each of Larch Lane and Rothschild) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Adviser's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its structure, investment objectives and related restrictions.

ELLINGTON.

COMPENSATION. Compensation for the portfolio manager is a combination of a fixed salary and a bonus. The bonus paid to the portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by Ellington using the portfolio manager's investment strategies. In addition, a portion of the salary and bonus paid to the portfolio manager may be based on a variety of factors, including the financial performance of Ellington, execution of the portfolio manager's responsibilities, client interactions and the collaboration of the portfolio manager with other of Ellington's personnel.


FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES (1)
--------------------------------------------------------------------------------
ELLINGTON
--------------------------------------------------------------------------------
Rasheed Sabar                                                 None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



---------------------------------------------------------------------------------------------------
                        REGISTERED                 OTHER POOLED
                  INVESTMENT COMPANIES         INVESTMENT VEHICLES            OTHER ACCOUNTS
                -----------------------------------------------------------------------------------
                NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF
    NAME        ACCOUNTS    (IN MILLIONS)   ACCOUNTS    (IN MILLIONS)   ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------
Rasheed Sabar      1           $63.96        8 (1)         $300.21          0              $0
---------------------------------------------------------------------------------------------------



(1)  These accounts are subject to performance-based advisory fees.


CONFLICTS OF INTEREST. In addition to the sub-advisory services provided to the Fund, Ellington Management Group, L.L.C. and its affiliates (together "Ellington" or the "Ellington Group") provide investment management services to private, pooled investment vehicles, public companies, and institutional managed accounts (together "Clients" or "Client Accounts"). Ellington, other members of the Ellington Group, and Ellington's employees and other related persons have interests in certain of these Client Accounts. In some cases, the Ellington Group may have invested in or hold shares of a Client Account, or may own most or all of an Account. In some cases, members of the Ellington Group may receive performance-based fees from a Client Account though Ellington does not receive such fees from the Fund. For all these reasons, Ellington may have differing interests with respect to different Client Accounts, including the Fund, or with respect to individual transactions or investments made by or contemplated for those Accounts. Conflicts of interest among Client Accounts, for example when they compete for limited investment opportunities, may be more pronounced because of differing direct or indirect interests of Ellington or its affiliates with respect to those Accounts.

Set forth below is a summary of some of the circumstances in which such conflicts of interest may and do arise:

ALLOCATION OF INVESTMENT OPPORTUNITIES AND ORDER AGGREGATION


Ellington exercises reasonable, good faith judgment when determining which investment opportunities are appropriate for each Client Account. Investment opportunities are generally allocated on the basis of capital available for such opportunities and other relevant factors particular to an Account, including, but not limited to, the strategy pursued for the Account and applicable investment restrictions, tax considerations, Employee Retirement Income Security Act and other regulatory considerations, risk parameters, a Client's pre-existing position, and the appropriate overall composition of each Client Account. Ellington may at times allocate opportunities on a preferential basis to Client Accounts that are in a "start-up" or "ramp-up" phase or to re-balance Accounts following the addition of capital to or withdrawal of capital from one or more Client Accounts.


Because Ellington allocates investment opportunities among multiple Client Accounts, conflicts may arise when certain Client Accounts seek to sell investments when other Client Accounts hold similar or the same investments. For example, Client Accounts in liquidation or wind-down, or Client Accounts with differing liquidity or redemption terms, may seek to sell commonly held investments before other Client Accounts. Sale by such Client Accounts of the same or similar investments, depending upon the volume of sales and the nature of the market, may affect the market value of investments that continue to be held by other Client Accounts, including the Fund.

Transactions executed for Client Accounts may be effected independently or on an aggregated basis. Aggregation of Client orders can achieve better execution or result in more favorable commission rates. Such aggregation of orders, however, may not always be to the benefit of every Client Account with regard to the price or quantity executed for each individual transaction. Ellington's policy is to allocate executions of aggregated Client orders on a fair and equitable basis among participating Clients.

RECEIPT OF MATERIAL NON-PUBLIC INFORMATION

The Ellington Group may come into possession of material non-public information or other confidential information as a result of its business activities. Ellington has adopted policies with respect to insider trading and receipt of confidential information which include restrictions on trading for personal and Client Accounts in circumstances in which the firm has received material, confidential information. As a consequence, the possession of such information may limit the ability of Ellington's Client Accounts to buy or sell a security or otherwise to participate in an investment opportunity.

DIFFERING ADVICE

Client Accounts may buy or sell securities of an issuer that are also bought or sold by the Ellington Group, other Client Accounts of the Ellington Group, or by Ellington employees for their own accounts. In this regard, Ellington may give advice and recommend securities, derivatives, and other financial instruments to a Client Account which may be identical to or may differ from advice given to or instruments recommended or bought or sold for or by other Accounts, affiliates, or employees, even though their investment objectives may be the same or similar.

CROSS OR PRINCIPAL TRANSACTIONS


Ellington, an Ellington Client Account, or a member or principal account of the Ellington Group may buy securities from or sell securities to a Client Account where consistent with the best interests of participating Clients, applicable law (including the 1940 Act) and the governing, advisory, and other documents related to the participating Clients.


DIFFERING INTERESTS IN AN ISSUER

Client Accounts may, from time to time, make an investment in an issuer in a different level of whose capital structure the Ellington Group or one or more other Client Accounts has invested. Such circumstances may result in a conflict among or with such Client Accounts to the extent that a Client Account holds securities with rights, preferences, or privileges with respect to an issuer that are different than those held by other Client Accounts or the Ellington Group. In such instances, Ellington, in its sole discretion when acting in the best interests of each Client, may make recommendations and decisions regarding such rights or privileges for other entities that may be the same as or different from those made by or on behalf a Client Account and may take actions (or elect to take no action) in the context of these other economic interests or relationships the consequences of which may be adverse to the interests of a particular Client Account.

OTHER ACTIVITIES AND AFFILIATIONS

Ellington and the Ellington Group are not restricted from forming additional funds or vehicles, from entering into other investment advisory relationships, or from engaging in other business, academic, public policy, or charitable activities, even though such activities may be in competition with a Client Account or its interests or may involve substantial time and resources of Ellington's principals or employees. Although Ellington and its principals and employees will devote as much of their time to the activities of Client Accounts as they deem necessary and appropriate, these other activities could be viewed as creating a conflict of interest in that the time and effort of Ellington and its related persons will be allocated among various Client Accounts and business activities.

OTHER RELATIONSHIPS WITH BROKERS AND COUNTERPARTIES

The Ellington Group may have other interests in or business arrangements with brokers and dealers used to execute transactions for Client Accounts, including the Fund.

Certain brokers or other counterparties for Ellington's Client Accounts may offer capital introduction services. Capital introduction is a service designed to introduce fund managers to potential investors, typically through individual meetings or in a conference format. Although capital introduction is customarily offered as a free service, various conflicts of interest are presented by such arrangements. Ellington may, for example, have an incentive to use the services of a specific broker due to the broker's ability to raise capital for management by Ellington or another member of the Ellington Group.

The Ellington Group may have other business arrangements with brokers and dealers used to execute transactions for Clients. For example, brokerage firms and their affiliates and representatives may also be Ellington Clients or invest in pooled investment vehicles managed by the Ellington Group. Brokerage firms may also provide financing, underwriting, placement or other services to the Ellington Group or other Client Accounts.

In addition, brokerage firms and their employees may offer gifts to Ellington's employees, and may invite employees to entertainment and social events. Acceptance of such gifts and entertainment is subject to policies set forth in Ellington's Code of Ethics. Ellington policy prohibits consideration of factors such as receipt of gifts and entertainment when selecting brokers and counterparties to execute transactions for Client Accounts.

KARYA.

COMPENSATION. The portfolio manager, Rajiv Sobti, directly or indirectly owns 100% of Karya. Since the company's inception in 2011, Dr. Sobti has received no salary or bonus from Karya or its affiliates, as his compensation has come exclusively from the increase in value of Karya and its affiliates.


FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES (1)
--------------------------------------------------------------------------------
KARYA
--------------------------------------------------------------------------------
Dr. Rajiv Sobti                                              None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



--------------------------------------------------------------------------------------------------
                        REGISTERED                  OTHER POOLED
                   INVESTMENT COMPANIES         INVESTMENT VEHICLES           OTHER ACCOUNTS
                  --------------------------------------------------------------------------------
                  NUMBER OF                  NUMBER OF   TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
                  ACCOUNTS   TOTAL ASSETS    ACCOUNTS    (IN MILLIONS)   ACCOUNTS     (IN MILLIONS)
--------------------------------------------------------------------------------------------------
Dr. Rajiv Sobti       0          $0           5 (1)          $474         4 (2)            $325
--------------------------------------------------------------------------------------------------



(1)  These accounts are subject to performance-based advisory fees.

(2) Includes 3 accounts with assets under management of $225 million that are subject to performance-based advisory fees.

CONFLICTS OF INTEREST. Karya's portfolio manager's management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. Karya does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Karya believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Karya's portfolio manager's day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of Fund trades. It is theoretically possible that Karya's portfolio manager could use this information to the advantage of Other Accounts he manages and to the possible detriment of the Fund. However, Karya has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Karya's portfolio manager's management of the Fund and Other Accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that Karya or its portfolio manager receive, or expect to receive, greater compensation from management of the Other Accounts (many of which receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is Karya's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Karya has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Karya's portfolio manager may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.


MAI.

COMPENSATION. The portfolio manager, Kazuhiro Shimbo, receives a combination of a fixed salary and an annual, discretionary bonus. In determining the amount of the bonus, MAI considers, among other things, the performance of the investment funds advised by MAI and the overall performance of MAI. The portfolio manager also participates in an employee 401(k) plan, which enables him to direct a percentage of his pre-tax salary and bonus into a qualified retirement plan, with an employer contribution of a certain percentage of total compensation, subject to applicable limits. There is no material difference between the portfolio manager's compensation with respect to the Fund and the Other Accounts (as defined below).


FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                             DOLLAR RANGE OF FUND SHARES (1)
--------------------------------------------------------------------------------
MAI
--------------------------------------------------------------------------------
Kazuhiro Shimbo                                               None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



---------------------------------------------------------------------------------------------
                       REGISTERED              OTHER POOLED
                 INVESTMENT COMPANIES      INVESTMENT VEHICLES            OTHER ACCOUNTS
                -----------------------------------------------------------------------------
                 NUMBER OF                NUMBER OF   TOTAL ASSETS    NUMBER OF
                 ACCOUNTS  TOTAL ASSETS   ACCOUNTS    (IN MILLIONS)   ACCOUNTS   TOTAL ASSETS
---------------------------------------------------------------------------------------------
Kazuhiro Shimbo       0         $0         14 (1)      $1,088 (1)        0           $0
---------------------------------------------------------------------------------------------



(1) Includes 6 accounts with assets under management of $412 million that are subject to performance-based advisory fees.


CONFLICTS OF INTEREST. In addition to managing the activities of the Fund, MAI, its affiliates and managers, members, officers, directors, agents, and employees act as investment manager, investment adviser, sponsor, manager, general partner or managing member for other clients, investment funds, accounts and collective investment vehicles ("Other Accounts") and give advice, and take action, with respect to any of those Other Accounts (including, without limitation, Mizuho Bank Ltd. and its affiliates) that may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. MAI and its affiliates may advise Other Accounts that trade in identical or similar underlying investments, or similar strategies, as the Fund and that are generally classified as the same type of fund product, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of MAI or its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of MAI and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the Other Accounts of MAI. Moreover, in contrast to the Fund, such Other Accounts may pay MAI a performance fee, which could create an incentive for MAI to allocate more profitable trades and investment opportunities to such Other Accounts instead of to the Fund. MAI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. To that end, MAI may bunch or aggregate orders for the Fund with orders for the Other Accounts. In addition, MAI analyzes each trading program periodically to ensure that customers in the same trading program achieve similar allocation results over time.

WINTON.


COMPENSATION. Compensation for the portfolio managers is a combination of a fixed salary and a quarterly bonus (a portion of which may be deferred). The bonuses paid to a portfolio manager may be tied, in part, to the performance of the Fund or any other funds advised by Winton. In addition, a portion of the salary and bonus paid to the portfolio manager may be based on a variety of factors, including the financial performance of Winton and execution of the portfolio manager's responsibilities. Compensation is assessed in accordance a remuneration policy (designed to support key business strategies without creating incentives for undue risk-taking) and is subject to approval by a remuneration committee chaired by an independent non-executive director of Winton.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                            DOLLAR RANGE OF FUND SHARES (1)
--------------------------------------------------------------------------------
WINTON
--------------------------------------------------------------------------------
David Winton Harding                                           None
--------------------------------------------------------------------------------
Matthew David Beddall                                          None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2014.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2014.



----------------------------------------------------------------------------------------------------------
                            REGISTERED                   OTHER POOLED
                      INVESTMENT COMPANIES           INVESTMENT VEHICLES              OTHER ACCOUNTS
                  ----------------------------------------------------------------------------------------
                  NUMBER OF      TOTAL ASSETS     NUMBER OF     TOTAL ASSETS     NUMBER OF    TOTAL ASSETS
NAME              ACCOUNTS       (IN MILLIONS)    ACCOUNTS      (IN MILLIONS)    ACCOUNTS     (IN MILLIONS)
----------------------------------------------------------------------------------------------------------
David Winton
Harding              1               $11          60 (1)        $25,771 (1)        7 (2)         $374 (2)
----------------------------------------------------------------------------------------------------------
Matthew David
Beddall              1               $11          60 (1)        $25,771 (1)        7 (2)         $374 (2)
----------------------------------------------------------------------------------------------------------



(1) Includes 59 accounts with assets under management of $25,606 million that are subject to performance-based advisory fees.

(2) Includes 4 accounts with assets under management of $174 million that are subject to performance-based advisory fees.


CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of Winton's provision of advisory services to Other Accounts. Other Accounts may pay higher management fees than the Fund or may pay performance fees (which the Fund does not) and this could create an incentive for Winton to favor such funds in the allocation of investment opportunities.

Winton has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflict regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, Winton uses an allocation algorithm designed to allocate all filled orders ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated order may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

Winton and its portfolio managers may hold investments in Other Accounts. This may create an incentive for Winton and its portfolio managers to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or to favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the requirement that any material changes to Winton's investment system must be tested and reviewed and approved by Winton's investment management meeting; (ii) the fact that Winton's investment system is designed to achieve long-term capital appreciation as opposed to short-term profits; and (iii) the fact that most of Winton's investments are made in accordance with the signals produced by its investment system.

Certain broker-dealers that Winton may use to execute Fund transactions are also clients of Winton and/or may refer clients to Winton, which creates potential conflicts of interest. These conflicts are addressed by the fact that Winton adheres to a policy that prohibits Winton from considering any factor other than best execution for its clients when Winton executes client transactions.

THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated February 12, 2014 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund paid $63,288 for these services.


THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.

DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class shares of the Fund pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the Investor Class shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Plan provides a method of paying for distribution services and providing compensation to the Distributor or Agents for post-sales servicing, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund paid the Distributor the following distribution fees, with no distribution fees retained by the Distributor:

--------------------------------------------------------------------------------
SHARE CLASS                                     12B-1 FEES PAID
--------------------------------------------------------------------------------
Investor Class                                         $6
--------------------------------------------------------------------------------


SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.10% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, the Sub-Advisers and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, the Sub-Advisers and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser, the Sub-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser and the Sub-Advisers through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Fund's transfer agent.

THE CUSTODIAN


MUFG Union Bank, N.A., 350 California Street, 6 (th) Floor, San Francisco, California 94104 (the "Custodian"), acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP, 4 Becker Farm Road, Roseland, New Jersey 07068, serves as the independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by KPMG LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Advisers, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser and the Sub-Advisers are responsible for the day-to-day management of the Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.


The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
       NAME AND                                    OCCUPATIONS                 OTHER DIRECTORSHIPS HELD
    YEAR OF BIRTH     POSITION WITH TRUST      IN THE PAST 5 YEARS                IN THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
William M. Doran      Chairman of the          Self-Employed               Current Directorships: Trustee of
(Born: 1940)          Board of Trustees (1)    Consultant since 2003.      The Advisors' Inner Circle Fund,
                      (since 2014)             Partner at Morgan,          The Advisors' Inner Circle Fund II,
                                               Lewis & Bockius LLP         Bishop Street Funds, O'Connor
                                               (law firm) from 1976        EQUUS (closed-end investment
                                               to 2003. Counsel to the     company), Winton Series Trust,
                                               Trust, SEI                  Winton Diversified Opportunities
                                               Investments, SIMC,          Fund (closed-end investment
                                               the Administrator and       company), SEI Daily Income Trust,
                                               the Distributor.            SEI Institutional International Trust,
                                                                           SEI Institutional Investments Trust,
                                                                           SEI Institutional Managed Trust, SEI
                                                                           Liquid Asset Trust, SEI Asset
                                                                           Allocation Trust, SEI Tax Exempt
                                                                           Trust, Adviser Managed Trust, New
                                                                           Covenant Funds, SEI Insurance
                                                                           Products Trust and The KP Funds.
                                                                           Director of SEI Investments
                                                                           (Europe), Limited, SEI
                                                                           Investments--Global Funds
                                                                           Services, Limited, SEI Investments
                                                                           Global, Limited, SEI Investments
                                                                           (Asia), Limited, SEI Global
                                                                           Nominee Ltd. and SEI Investments --
                                                                           Unit Trust Management (UK)
                                                                           Limited. Director of the Distributor
                                                                           since 2003.

                                                                           Former Directorships: Director of
                                                                           SEI Alpha Strategy Portfolios, LP to
                                                                           2013.
-----------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 Jon C. Hunt          Trustee                  Retired since 2013.         Current Directorships: Trustee of
 (Born: 1951)         (since 2014)             Consultant to               City National Rochdale Funds,
                                               Management,                 O'Connor EQUUS (closed-end
                                               Convergent Capital          investment company), Winton Series
                                               Management, LLC             Trust and Winton Diversified
                                               ("CCM") from 2012 to        Opportunities Fund (closed-end
                                               2013. Managing              investment company). Member of
                                               Director and Chief          Independent Committee of Nuveen
                                               Operating Officer,          Commodities Asset Management.
                                               CCM from 1998 to
                                               2012.
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
       NAME AND                                    OCCUPATIONS                 OTHER DIRECTORSHIPS HELD
    YEAR OF BIRTH     POSITION WITH TRUST      IN THE PAST 5 YEARS                IN THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Terrence O. Jones     Trustee                  Retired.                    Current Directorships: Trustee of
(Born: 1963)          (since 2014)                                         Genworth Life Insurance Company
                                                                           of New York, Highland Funds,
                                                                           O'Connor EQUUS (closed-end
                                                                           investment company), Winton Series
                                                                           Trust and Winton Diversified
                                                                           Opportunities Fund (closed-end
                                                                           investment company).
-----------------------------------------------------------------------------------------------------------------
Thomas P. Lemke       Trustee                  Retired since 2013.         Current Directorships: Independent
(Born: 1954)          (since 2014)             Executive Vice              Director of Victory Funds. Trustee
                                               President and General       of AXA Premier VIP Trust,
                                               Counsel, Legg Mason,        O'Connor EQUUS (closed-end
                                               Inc. from 2005 to           investment company), Winton Series
                                               2013.                       Trust, Winton Diversified
                                                                           Opportunities Fund (closed-end
                                                                           investment company) and JP Morgan
                                                                           Active ETFs.
-----------------------------------------------------------------------------------------------------------------
Randall S. Yanker     Trustee                  Co-Founder and Senior       Current Directorships: Trustee of
(Born: 1960)          (since 2014)             Partner, Alternative        O'Connor EQUUS (closed-end
                                               Asset Managers, L.P.        investment company), Winton Series
                                               since 2004.                 Trust and Winton Diversified
                                                                           Opportunities Fund (closed-end
                                                                           investment company). Independent
                                                                           Non-Executive Director of HFA
                                                                           Holdings Limited.
-----------------------------------------------------------------------------------------------------------------


(1) Mr. Doran may be deemed to be an "interested" person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund's shareholders.
 The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Jones should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions and in the alternative asset management industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Audit Committee. Mr. Jones serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 (four) times during the most recently completed fiscal year.


     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met 1 (one) time during the most recently completed fiscal year.


FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.



---------------------------------------------------------------------------------------------
                                DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
      NAME                  FUND SHARES (FUND) (1)      (ALL FUNDS IN THE FUND COMPLEX) (1,2)
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------
     Doran                        None                                None
---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
      Hunt                        None                                None
---------------------------------------------------------------------------------------------
     Jones                        None                                None
---------------------------------------------------------------------------------------------
     Lemke                        None                                None
---------------------------------------------------------------------------------------------
     Yanker                       None                                None
---------------------------------------------------------------------------------------------



(1)  Valuation date is December 31, 2014.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Fund's most recently completed fiscal year.



-----------------------------------------------------------------------------------------------
                            AGGREGATE COMPENSATION
          NAME                  FROM THE TRUST            TOTAL COMPENSATION FROM THE TRUST
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------
William M. Doran (1)                 $0                      $0 for service on one (1) board
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
Jon C. Hunt (1)                   $15,000                  $15,000 for service on one (1) board
-----------------------------------------------------------------------------------------------
Terrence O. Jones (2)             $5,000                    $5,000 for service on one (1) board
-----------------------------------------------------------------------------------------------
Thomas P. Lemke (1)               $15,000                  $15,000 for service on one (1) board
-----------------------------------------------------------------------------------------------
Randall S. Yanker (1)             $15,000                  $15,000 for service on one (1) board
-----------------------------------------------------------------------------------------------



(1)  Joined the Board of Trustees on February 5, 2014.

(2)  Joined the Board of Trustees on May 15, 2014.


TRUST OFFICERS. Set forth below are the names, year of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------------------------------------------------------------------------------------------------
NAME AND
YEAR OF BIRTH      POSITION WITH TRUST                       PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Michael Beattie    President                                 Director of Client Service, SEI Investments
(Born: 1965)       (since 2014)                              Company, since 2004.
------------------------------------------------------------------------------------------------------------------
Robert Nesher      Vice Chairman                             SEI employee 1974 to present; currently performs
(Born: 1946)       (since 2014)                              various services on behalf of SEI Investments for
                                                             which Mr. Nesher is compensated. Vice Chairman
                                                             of O'Connor EQUUS (closed-end investment
                                                             company, Winton Series Trust and Winton
                                                             Diversified Opportunities Fund (closed-end
                                                             investment company). President and Director of
                                                             SEI Structured Credit Fund, LP. President and
                                                             Chief Executive Officer of SEI Alpha Strategy
                                                             Portfolios, LP, June 2007 to September 2013.
                                                             President of SEI Opportunity Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------
Rami Abdel-        Treasurer, Controller and Chief           Director, SEI Investments, Fund Accounting since
Rahman             Financial Officer                         June 2014. Fund Accounting Director, BNY
(Born: 1974)       (since 2014)                              Mellon, from 2006 to 2014. Fund Accounting
                                                             Manager, JPMorgan Chase, from 1998 to 2006.
------------------------------------------------------------------------------------------------------------------
Dianne M.          Vice President and Secretary              Counsel at SEI Investments since 2010. Associate
Descoteaux         (since 2014)                              at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                 2010.
------------------------------------------------------------------------------------------------------------------
Russell Emery      Chief Compliance Officer                  Chief Compliance Officer of SEI Structured Credit
(Born: 1962)       (since 2014)                              Fund, LP since June 2007. Chief Compliance
                                                             Officer of SEI Alpha Strategy Portfolios, LP from
                                                             June 2007 to September 2013. Chief Compliance
                                                             Officer of The Advisors' Inner Circle Fund,
                                                             Advisors' Inner Circle Fund II, Bishop Street
                                                             Funds, O'Connor EQUUS (closed-end investment
                                                             company), Winton Series Trust, Winton
                                                             Diversified Opportunities Fund (closed-end
                                                             investment company), SEI Institutional Managed
                                                             Trust, SEI Asset Allocation Trust, SEI Institutional
                                                             International Trust, SEI Institutional Investments
                                                             Trust, SEI Daily Income Trust, SEI Liquid Asset
                                                             Trust, SEI Tax Exempt Trust, Adviser Managed
                                                             Trust, New Covenant Funds, SEI Insurance
                                                             Products Trust and The KP Funds. Chief
                                                             Compliance Officer of SEI Opportunity Fund, L.P.
                                                             until 2010.
------------------------------------------------------------------------------------------------------------------
Lisa Whittaker     Vice President and Assistant Secretary    Attorney, SEI Investments Company (2012-
(Born: 1978)       (since 2014)                              present). Associate Counsel and Compliance
                                                             Officer, The Glenmede Trust Company, N.A.
                                                             (2011-2012). Associate, Drinker Biddle & Reath
                                                             LLP (2006-2011).
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NAME AND
YEAR OF BIRTH      POSITION WITH TRUST                       PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
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John Y. Kim        Vice President and Assistant Secretary    Attorney, SEI Investments Company (2014-
(Born: 1981)       (since 2014)                              present). Associate, Stradley Ronon Stevens &
                                                             Young, LLP (2009-2014).
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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Sub-Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.


MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.


FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.



TAXES


The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test"). Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." As described above, income from "qualified publicly traded partnerships" is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such "qualified publicly traded partnerships" in order to ensure compliance with the Qualifying Income Test.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

The Fund is currently permitted to purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived (in whole or in part) from physical commodities or financial commodities. These commodity-based investments will likely generate non-qualifying income for the Fund under the Qualifying Income Test. The Fund intends to carefully monitor the income from such investments in order to satisfy the Qualifying Income Test by maintaining the Fund's non-qualifying income below 10% of the Fund's gross income for a taxable year.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals currently set at 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.


Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).


The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.


TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules.
 These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.


With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

As described above in the section describing the qualification requirements for a RIC, the Fund may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.


The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends-received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.


CERTAIN FOREIGN CURRENCY TAX ISSUES. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.


If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


FOREIGN TAXES. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If the Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs. Foreign tax credits, if any, received by the Fund as a result of an investment in an ETF which is taxable as a RIC will generally not be passed through to you.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.


TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.


The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, an adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund paid $47,686.10 in aggregate brokerage commissions on portfolio transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, an adviser may select a broker based upon brokerage or research services provided to the adviser. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the adviser will be in addition to and not in lieu of the services required to be performed by the adviser under an Investment Advisory Agreement. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the advisers face a potential conflict of interest, but the advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, an adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to an adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the advisers or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund did not pay brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the Fund did not hold any securities of its "regular brokers or dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal period from July 25, 2014 (commencement of Fund operations) to October 31, 2014, the portfolio turnover rate for the Fund was 140%.


PORTFOLIO HOLDINGS


The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, Sub-Advisers, principal underwriter or any affiliated person of the Fund, the Adviser, Sub-Advisers or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.


In addition to the quarterly portfolio holdings disclosure required by applicable law, ten calendar days after each month end, a complete list of the Fund's portfolio holdings as of the end of such month may be made available at www.rllfunds.com. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. Beginning on the day after any portfolio holdings information is posted on the Fund's website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Fund's website generally will remain there until replaced by new postings as described above.


The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser, Sub-Advisers and their affiliates or recipients of the Fund's portfolio holdings information.


In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

The Administrator may disclose portfolio holdings information to rating agencies and similar parties as part of its services to the Fund if such disclosure is made in the best interests of shareholders, as determined by the Trust's president and chief compliance officer. Portfolio holdings information may be disclosed no more frequently than monthly to such parties. Monthly disclosures will not be made sooner than three (3) days after the date of the information.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, who in turn has delegated the responsibility to the Sub-Advisers. To the extent that they invest in voting securities on behalf of the Fund, each Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. The proxy voting policies and procedures of the Adviser and Winton are included in Appendix B to the SAI. As of the date of this SAI, it is not contemplated that Karya or MAI will hold voting securities, and as a result there are no proxy voting policies and procedures attached for Karya or MAI.

Ellington will engage a third-party proxy voting service to vote proxies with respect to positions held by the Fund as a result of the advisory services provided by Ellington. Proxies will be voted by the service in accordance with its then-current guidelines. Though in the ordinary course proxies will be voted in accordance with the service's guidelines, the recommendation of the proxy service may be overridden on a case-by-case basis, provided that the relevant Ellington portfolio manager has made a determination that it is in the best interests of the Fund to vote contrary to the recommendation of the service and the override has been pre-approved by Ellington's Chief Compliance Officer or his designee. The proxy voting guidelines utilized by the third-party proxy voting service engaged by Ellington are included in Appendix B to the SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-844-RLL-FUND (1-844-755-3863); and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 2, 2015, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of the Fund. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
ROTHSCHILD LARCH LANE ALTERNATIVES FUND -- INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                           NUMBER OF SHARES        % OF CLASS
--------------------------------------------------------------------------------
LARCH LANE ADVISORS LLC                      1,000.0000              99.06%
800 WESTCHESTER AVE STE S528
RYE BROOK NY 10573-1323
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROTHSCHILD LARCH LANE ALTERNATIVES FUND -- INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NAME AND ADDRESS                           NUMBER OF SHARES       % OF CLASS
--------------------------------------------------------------------------------
MAI BRIDGE FUND II                          5,000,000.0000          99.08%
190 ELGIN AVENUE
GEORGETOWN GRAND CAYMAN KY1-9005
--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS


The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS


Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.


DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS


Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

BA Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.


DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS


P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:


MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.


Moody's demand obligation ratings are as follows:


VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:


o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


o Nature of and provisions of the obligation; and the promise S&P imputes;


o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS


An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:


o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


S&P's municipal short-term note ratings are as follows:


SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


DESCRIPTION OF FITCH'S CREDIT RATINGS


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.


DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.


C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term

Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

            PROXY VOTING POLICIES AND PROCEDURES AND/OR PROXY VOTING GUIDELINES USED BY THE ADVISER AND CERTAIN SUB-ADVISERS


EXHIBIT   INVESTMENT ADVISER OR SUB-ADVISER           DOCUMENT
--------------------------------------------------------------------------------
   A      ROTHSCHILD LARCH LANE MANAGEMENT COMPANY   PROXY VOTING POLICIES AND
          LLC                                        PROCEDURES

   B      ELLINGTON MANAGEMENT GROUP, L.L.C.         PROXY VOTING GUIDELINES

   C      WINTON CAPITAL MANAGEMENT LIMITED          PROXY VOTING POLICIES AND
                                                     PROCEDURES AND PROXY VOTING
                                                     GUIDELINES

                                   EXHIBIT A

                  ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                                   JULY 2014

     The Firm provides investment advisory services to funds registered with the Securities and Exchange Commission (the "SEC") as investment companies under the Investment Company Act of 1940, as amended, whose portfolios the Firm advises or sub-advises (each a "FUND" and collectively, the "FUNDS"). The Firm generally delegates its investment authority over Fund assets to one or more sub-advisers, in which case each sub-adviser will be responsible for voting the proxies of the securities comprising its allocated portion of Fund assets. In the event that a sub-adviser has not accepted such delegation or has failed to exercise its delegated responsibility, or where the Firm has made direct investments of Fund assets requiring the exercise of proxy voting authority, the Firm will endeavor to vote proxies in accordance with these policies and procedures.

     The SEC has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

     The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Policies. (SEE
Section IV, "Procedures for Proxies".)

     The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the CCO.

I.   GENERAL POLICY

     The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Fund securities (collectively, "PROXIES") in a manner that reasonably furthers the best interests of such Fund and is consistent with the investment philosophy as set forth in the relevant Fund documents, taking into account relevant factors, including, but not limited to:

     o    the impact on the value of the securities;

     o    the anticipated costs and benefits associated with the proposal;

     o    the effect on liquidity; and

     o    customary industry and business practices.

II.   SPECIFIC POLICIES

A.   ROUTINE MATTERS


     Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

     For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the Funds.

     1.   GENERAL MATTERS

     The Firm will generally vote FOR proposals:

          o    to set time and location of annual meeting;

          o    to change the fiscal year of the company; and

          o    to change the name of a company.

     2.   BOARD MEMBERS

          A. ELECTION OR RE-ELECTION. The Firm will generally vote FOR Management proposals to elect or re-elect board members.

          B. FEES TO BOARD MEMBERS. The Firm will generally vote FOR proposals to increase fees paid to board members, unless it determines that the compensation exceeds market standards.

     3.   CAPITAL STRUCTURE

          The Firm will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the Funds or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

     4.   APPOINTMENT OF AUDITORS

          The Firm will generally vote FOR the approval of auditors and proposals authorizing a company's board to fix auditor fees, unless:

          o the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

          o    the auditors are being changed without explanation.

B.   NON-ROUTINE MATTERS

     Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

     1    BOARD MEMBERS

          A. TERM LIMITS. The Firm will generally vote FOR proposals to require a reasonable retirement age (E.G., 72) for board members, and will vote on a CASE-BY-CASE basis on proposals to attempt to limit tenure.

          B. REPLACEMENT. The Firm will generally vote AGAINST proposals that make it more difficult to replace board members, including proposals:

          o    to stagger the board;

          o    to overweight Management representation on the board;

          o to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the board, thereby giving minority Owners a greater chance of electing the board member(s));

          o    to introduce unequal voting rights;

          o    to create supermajority voting; or

          o    to establish pre-emptive rights.

          C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote AGAINST proposals to limit the personal liability of board members for any breach of fiduciary duty or failure to act in good faith.

          D. OWNERSHIP ISSUES. The Firm will generally vote FOR proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for Management IF SUCH PROPOSALS offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

     2.   COMPENSATION, FEES AND EXPENSES

          In general, the Firm will vote AGAINST proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

     3.   VOTING RIGHTS

          The Firm will generally vote AGAINST proposals:

          o    to introduce unequal voting or dividend rights among the classes;

          o to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

          o to require supermajority (o) approval for votes rather than a simple majority (o);

          o    to restrict the Owners' right to act by written consent; or

          o to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate board members.

          The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements.

     4.   TAKEOVER DEFENSES AND RELATED ACTIONS

          The Firm will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

          o    large increases in the amount of stock authorized but not issued;

          o blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the Owners);

          o compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

          o fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

          o greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

          The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

          o require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

          o to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

          The Firm will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

     5.   REINCORPORATION

          The Firm will generally vote FOR a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

     6.   DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

          The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a CASE-BY-CASE basis, taking into consideration relevant factors, including, for example:

          o the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

          o the potential increase in the company's capital, if any, over the current outstanding capital.

     7.   MERGERS OR ACQUISITIONS

          The Firm will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote FOR any proposals that the Firm believes will offer fair value to its clients.

     8.   TERMINATION OR LIQUIDATION OF THE COMPANY

          The Firm will vote proxies relating to the termination or liquidation of a company on a CASE-BY-CASE basis, taking into consideration one or more of the following factors:

          o    terms of liquidation;

          o    past performance of the company; and

          o    strategies employed to save the company.

     9.   SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

          The Firm will vote proxies relating to social and environmental issues on a CASE-BY-CASE basis, but will generally vote FOR any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

          The Firm will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote AGAINST proposals:

          o    to bar or restrict charitable contributions; or

          o    to limit corporate political activities.

     10.  ALL OTHER MATTERS

          All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

C.   ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

     The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

     At times, conflicts may arise between the interests of the Funds, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

     A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

     B. If the Firm believes it is in the best interest of the Funds to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

     C. If the proxy proposal is (1) not addressed by the specific policies or
(2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the Funds, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

     D. If the proxy proposal is (1) not addressed by the specific policies or
(2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of trustees, members, directors or other representatives of the Funds, as applicable; (c) inform the investors in the Funds of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's CCO.

IV.  PROCEDURES FOR PROXIES

     The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted in accordance with the Policies.

     Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and submitted to the company and the Firm will update the respective Fund's proxy voting record. The CCO or his designee is responsible for the actual voting of all proxies in a timely manner. The CCO is responsible for monitoring the effectiveness of the Policies.

     In the event the Firm determines that the Funds should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The CCO or his designee will execute the proxy in accordance with such third party's or committee's decision.

V.   RECORD OF PROXY VOTING

     The CCO also will maintain, or have available, written or electronic copies of each proxy statement received by the Firm and of each proxy executed by the Firm.

     The CCO will also maintain records relating to each proxy received and voted by the Firm, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

     The Firm will maintain a record of each written request from an investor in a Fund for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund for proxy voting information.

     The CCO will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

                                   EXHIBIT B

          PROXY VOTING GUIDELINES UTILIZED BY THIRD PARTY PROXY VOTING
                          SERVICE ENGAGED BY ELLINGTON



                                                              [GRAPHIC OMITTED]





PROXY PAPER(TM)
GUIDELINES

2014 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

                                                                   UNITED STATES

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

TABLE OF
CONTENTS

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014                                    1
  Majority-Approved Shareholder Proposals Seeking Board Declassification       1
  Poison Pills with a Term of One Year or Less                                 1
  Dual-Listed Companies                                                        1
  Hedging and Pledging of Stock                                                1
  SEC Final Rules Regarding Compensation Committee Member
  Independence and Compensation Consultants                                    1

II. A BOARD OF DIRECTORS THAT SERVES
THE INTERESTS OF SHAREHOLDERS                                                  2
  Election of Directors                                                        2
  Independence                                                                 2
  Voting Recommendations on the Basis of Board Independence                    4
  Committee Independence                                                       4
  Independent Chairman                                                         4
  Performance                                                                  5
  Voting Recommendations on the Basis of Performance                           5
  Board Responsiveness                                                         6
  The Role of a Committee Chairman                                             6
  Audit Committees and Performance                                             7
  Standards for Assessing the Audit Committee                                  7
  Compensation Committee Performance                                          10
  Nominating and Governance Committee Performance                             12
  Board Level Risk Management Oversight                                       13
  Experience                                                                  14
  Other Considerations                                                        14
  Controlled Companies                                                        16
  Unofficially Controlled Companies and 20-50% Beneficial Owners              17
  Exceptions for Recent IPOs                                                  17
  Dual-Listed Companies                                                       18
  Mutual Fund Boards                                                          18
Declassified Boards                                                           19
Mandatory Director Term and Age limits                                        20
Requiring Two or More Nominees per Board Seat                                 21
Proxy Access                                                                  21


                                       I

Majority Vote for the Election of Directors                                   21
  The Plurality Vote Standard                                                 21
  Advantages of a Majority Vote Standard                                      22

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING                        23

Auditor Ratification                                                          23
  Voting Recommendations on Auditor Ratification              `               23
Pension Accounting Issues                                                     24

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE                             25

Advisory Vote on Executive Compensation ("Say-on-Pay")                        25
  Say-on-Pay Voting Recommendations                                           26
  Company Responsiveness                                                      27
  Pay for Performance                                                         27
  Short-Term Incentives                                                       27
  Long-Term Incentives                                                        28
  Recoupment ("Clawback") Provisions                                          29
  Hedging of Stock                                                            29
  Pledging of Stock                                                           29
  Compensation Consultant Independence                                        30
Frequency of Say-on-Pay                                                       30
Vote on Golden Parachute Arrangements                                         31
Equity-Based Compensation Plan Proposals                                      31
  Option Exchanges                                                            32
  Option Backdating, Spring-Loading and Bullet-Dodging                        33
  Director Compensation Plans                                                 33
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)              34

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE                         35

Anti-Takeover Measures                                                        35
  Poison Pills (Shareholder Rights Plans)                                     35
  NOL Poison Pills                                                            35
  Fair Price Provisions                                                       36
Reincorporation                                                               37
Exclusive Forum Provisions                                                    37
Authorized Shares                                                             38
Advance Notice Requirements                                                   38
Voting Structure                                                              39
  Cumulative Voting                                                           39
  Supermajority Vote Requirements                                             40


                                       II

Transaction of Other Business                                                 40
Anti-Greenmail Proposals                                                      40
Mutual Funds: Investment Policies and Advisory Agreements                     40
Real Estate Investment Trusts                                                 41
  Preferred Stock Issuances at REITs                                          41
Business Development Companies                                                41
Authorization to Sell Shares at a Price below Net Asset Value                 41

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE
SHAREHOLDER INITIATIVES OVERVIEW                                              43


                                      III

I. (OVERVIEW) OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING
BOARD DECLASSIFICATION

     o We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year's annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.


POISON PILLS WITH A TERM OF ONE YEAR OR LESS

     o We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.


DUAL-LISTED COMPANIES

     o We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

     o We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER
INDEPENDENCE AND COMPENSATION CONSULTANTS

     o We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

II.A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difficult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director -- An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered ''current'' for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Affiliated Director -- An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(4)

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of ''Material'': A material relationship is one in which the dollar value exceeds:

     o $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

     o $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;(5) and any aircraft and real estate dealings between the company and the director's firm; or

     o 1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).(6)

Definition of ''Familial'': Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Definition of ''Company'': A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director -- An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests. Therefore, we will recommend voting against such a director.

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2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of ''material.''
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
6 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically(7) recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly ''independent'' chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.(8) We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the ''Fees Factor''); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the ''Affiliation Factor'').

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched

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7 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
8 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction------one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.(9) Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.(10)

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.(11)

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director's fault (we look at these late filing situations on a case-by-case basis).

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9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. ''CEO Succession 2000-2009: A Decade of Convergence and Compression.'' Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
10 Spencer Stuart Board Index, 2013, p. 5
11 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

     o At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

     o Any revisions made to the company's articles of incorporation, bylaws or other governance documents;

     o Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

     o Any modifications made to the design and structure of the company's compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

     o If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the ''senior director''); and

     o If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because ''[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.''(12)

When assessing an audit committee's performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

     A PROPER AND WELL-FUNCTIONING SYSTEM EXISTS, THEREFORE, WHEN THE THREE MAIN GROUPS RESPONSIBLE FOR FINANCIAL REPORTING -- THE FULL BOARD INCLUDING THE AUDIT COMMITTEE, FINANCIAL MANAGEMENT INCLUDING THE INTERNAL AUDITORS, AND THE OUTSIDE AUDITORS -- FORM A 'THREE LEGGED STOOL' THAT SUPPORTS RESPONSIBLE FINANCIAL DISCLOSURE AND ACTIVE PARTICIPATORY OVERSIGHT. HOWEVER, IN THE VIEW OF THE COMMITTEE, THE AUDIT COMMITTEE MUST BE 'FIRST AMONG EQUALS' IN THIS PROCESS, SINCE THE AUDIT COMMITTEE IS AN EXTENSION OF THE FULL BOARD AND HENCE THE ULTIMATE MONITOR OF THE PROCESS.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said ''members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.''(13)

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While

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12 Audit Committee Effectiveness -- What Works Best.'' PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
13 Commission on Public Trust and Private Enterprise. The Conference Board.
2003
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we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:(14)

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee's financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.   The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member's attendance at all board and committee meetings.(15)

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (''PCAOB'').

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

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14 As discussed under the section labeled ''Committee Chairman,'' where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A(17) letter has been issued.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.(18) 14.

All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

     o    The restatement involves fraud or manipulation by insiders;

     o    The restatement is accompanied by an SEC inquiry or investigation;

     o    The restatement involves revenue recognition;

     o The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

     o The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company for damages.(19)

20. All members of the audit committee who served since the date of the company's last annual

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16 As discussed under the section labeled ''Committee Chairman,'' in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines------facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. ''Fraudulent Financial
Reporting: 1998-2007.'' May 2010).
19 The Council of Institutional Investors. ''Corporate Governance Policies,''
p. 4, April 5, 2006; and ''Letter from Council of Institutional Investors to the AICPA,'' November 8, 2006.

     meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant's conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (''CD&A'') report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:(20)

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation

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20 As discussed under the section labeled ''Committee Chairman,'' where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

     at the annual meeting.(21)

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.(22)

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a ''self tender offer'' without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is accelerated.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to

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21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on- pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
22 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

     implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.(23)

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.) Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:(24)

1. All members of the governance committee(25) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights -- i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.(26) Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,(27) when the chairman is not independent and an independent lead or presiding director has not been appointed.(28)

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23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24 As discussed in the guidelines section labeled ''Committee Chairman,'' where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled ''Committee Chairman,'' if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be ''inadequate'' related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)(29) without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.


Regarding the nominating committee, we will recommend voting against the following:(30)

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair(31) when the chairman is not independent, and an independent lead or presiding director has not been appointed.(32)

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.(33)

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.(34)


BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at

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29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.
30 As discussed in the guidelines section labeled ''Committee Chairman,'' where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
31 As discussed under the section labeled ''Committee Chairman,'' if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company's board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)(35), we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.(36)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics -- independence, performance, experience -- that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

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35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.(37) Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.(38) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.(39)

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company:
     These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(40)

6. All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.(41) In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder

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37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38 Our guidelines are similar to the standards set forth by the NACD in its ''Report of the NACD Blue Ribbon Commission on Director Professionalism,'' 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its ''Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,'' 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39 Spencer Stuart Board Index, 2013, p. 6.
40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight. 41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

     approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of ''too many cooks in the kitchen'' and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(42)

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

     o We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

     o Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis

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42 The Conference Board, at p. 23 in its May 2003 report ''Corporate Governance Best Practices, Id.,'' quotes one of its roundtable participants as stating, ''[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen.''

     will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board -- such as chairman or presiding director -- can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company's voting power but the company is not a ''controlled'' company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company's voting power, but the company is not ''controlled,'' we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (''IPO'') should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1. Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill's adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill's adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

2. Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market;
(ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company's SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into ''proposed rule'' status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund's chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that ''an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.'' (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute's (''ICI'') Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.


DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover ''reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.''(43) When a staggered board negotiates

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43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, ''The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,'' 55 Stanford Law Review 885-917 (2002), page 1.

a friendly transaction, no statistically significant difference in premiums occurs.(44) Further, one of those same professors found that charter-based staggered boards ''reduce the market value of a firm by 4% to 6% of its market capitalization'' and that ''staggered boards bring about and not merely reflect this reduction in market value.''(45) A subsequent study reaffirmed that classified boards reduce shareholder value, finding ''that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.''(46)

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.(47) Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.(48) Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making ''tough decisions.''

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inflexible rules that don't necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

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44 Id. at 2 (''Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].'').
45 Lucian Bebchuk, Alma Cohen, ''The Costs of Entrenched Boards'' (2004).
46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, ''Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,'' SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
47 Spencer Stuart Board Index, 2013, p. 4
48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, ''The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,''
54 Stanford Law Review 887-951 (2002).

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.(49) During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee ''wins'' the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in ''failed elections.'' This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

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49 Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III.TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

     ''THE AUDITOR IS EXPECTED TO OFFER CRITICAL AND OBJECTIVE JUDGMENT ON THE FINANCIAL MATTERS UNDER CONSIDERATION, AND ACTUAL AND PERCEIVED ABSENCE OF CONFLICTS IS CRITICAL TO THAT EXPECTATION. THE COMMITTEE BELIEVES THAT AUDITORS, INVESTORS, PUBLIC COMPANIES, AND OTHER MARKET PARTICIPANTS MUST UNDERSTAND THE INDEPENDENCE REQUIREMENTS AND THEIR OBJECTIVES, AND THAT AUDITORS MUST ADOPT A MINDSET OF SKEPTICISM WHEN FACING SITUATIONS THAT MAY COMPROMISE THEIR INDEPENDENCE.''

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that ''to further enhance audit committee oversight and auditor accountability
.... disclosure in the company proxy statement regarding shareholder ratification
[should] include the name(s) of the senior auditing partner(s) staffed on the engagement.''(50)

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

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50 ''Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.'' p. VIII:20, October 6, 2008.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(51)

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5.   When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor's interests and shareholder interests.


PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

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51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

IV. (THE) LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (''SAY-ON-PAY'')

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the ''Dodd-Frank Act'') required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of ''against'' or ''abstain'' votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

     o The overall design and structure of the company's executive compensation program including performance metrics;

     o    The quality and content of the company's disclosure;

     o    The quantum paid to executives; and

     o The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

     o    Inappropriate peer group and/or benchmarking issues;

     o    Inadequate or no rationale for changes to peer groups;

     o Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

     o    Guaranteed bonuses;

     o Targeting overall levels of compensation at higher than median without adequate justification;

     o Bonus or long-term plan targets set at less than mean or negative performance levels;

     o Performance targets not sufficiently challenging, and/or providing for high potential payouts;

     o    Performance targets lowered without justification;

     o Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

     o Executive pay high relative to peers not justified by outstanding company performance; and

     o The terms of the long-term incentive plans are inappropriate (please see ''Long-Term Incentives'' on page 28).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.


COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected by Equilar's market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: ''A'', ''B'', ''F'', etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (''STI'') should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (''LTI'') plans. These include:

     o    No re-testing or lowering of performance conditions;

     o    Performance metrics that cannot be easily manipulated by management;

     o    Two or more performance metrics;

     o At least one relative performance metric that compares the company's performance to a relevant peer group or index;

     o    Performance periods of at least three years;

     o Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

     o    Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company's business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (''CLAWBACK'') PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and
(iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have ''skin-in-the-game'' and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's significantly more limited influence over a company's stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

     o    The number of shares pledged;

     o    The percentage executives' pledged shares are of outstanding shares;

     o The percentage executives' pledged shares are of each executive's shares and total assets;

     o Whether the pledged shares were purchased by the employee or granted by the company;

     o Whether there are different policies for purchased and granted shares;

     o    Whether the granted shares were time-based or performance-based;

     o    The overall governance profile of the company;

     o The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

     o    The nature and cyclicality, if applicable, of the company's industry;

     o The participation and eligibility of executives and employees in pledging;

     o The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

     o Disclosure of the extent of any pledging, particularly among senior executives.


COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, ''no one factor should be viewed as a determinative factor.'' Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.


Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

     o    Companies should seek more shares only when needed;

     o Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

     o If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

     o    Annual net share count and voting power dilution should be limited;

o Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

o The expected annual cost of the plan should be proportional to the business's value;

o The intrinsic value that option grantees received in the past should be reasonable compared with the business's financial results;

o Plans should deliver value on a per-employee basis when compared with programs at peer companies;

o    Plans should not permit re-pricing of stock options;

o Plans should not contain excessively liberal administrative or payment terms;

o Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to ''inverse'' full-value award multipliers;

o Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

o Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.


OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be ''rescued'' from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original ''bargain'' was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

     o    Officers and board members cannot participate in the program;

     o The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

     o The exchange is value-neutral or value-creative to shareholders usingv ery conservativeas sumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

     o Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company's compensation and governance practices.(52)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a

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52 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. ''LUCKY CEOs.'' November,
2006.

balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company's peers.


The company's record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

     o    The form of offer is not required to be an all-cash transaction;

     o The offer is not required to remain open for more than 90 business days;

     o The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

     o    There is no fairness opinion requirement; and

     o    There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income,
Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a ''change of ownership.''(53) In this case, a company may adopt or amend a poison pill (''NOL pill'') in order to prevent an inadvertent change of ownership by multiple investors purchasing small

----------
53 Section 382 of the Internal Revenue Code refers to a ''change of ownership'' of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the ''trafficking'' of net operating losses.

chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable ''sunset'' provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ''continuing directors'' and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an ''interested stockholder'' by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

     o    Is the board sufficiently independent?

     o Does the company have anti-takeover protections such as a poison pill or classified board in place?

     o Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

     o Do shareholders have the right to call special meetings of shareholders?

     o    Are there other material governance issues at the company?

     o Has the company's performance matched or exceeded its peers in the past one and three years?

     o How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

     o    Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split -- We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses -- Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions -- We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations -- We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

     o    The terms of any amended advisory or sub-advisory agreement;

     o    Any changes in the fee structure paid to the investment advisor; and

     o    Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (''REITs'') provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the ''100 Shareholder Test'') and no more than 50% of the value of its shares can be held by five or fewer individuals (the ''5/50 Test''). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as ''blank-check preferred stock''). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (''BDCs'') were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (''RICs'') under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs------the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (''NAV''). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

     o The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

     o The proposed discount below NAV is minimal (ideally no greater than 20%);

     o The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and

     o A majority of the company's independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have benefitted the company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.


For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive PROXY PAPER GUIDELINES FOR SHAREHOLDER INITIATIVES.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

COPYRIGHT [C] 2014 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

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Phone: +353 61 292 800
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                                                               [GRAPHIC OMITTED]

  EXHIBIT C--UPDATED PROXY VOTING POLICY FOR WINTON CAPITAL MANAGEMENT LIMITED

WINTON CAPITAL MANAGEMENT LIMITED                       [GRAPHIC OMITTED]
PROXY VOTING POLICY                                     Grove House
October 2014                                            27 Hammersmith Grove
                                                        London W6 0NE
                                                        Tel: +44 (0)20 8576 5800
                                                        Fax: +44 (0)20 7610 5301


Winton Capital Group Limited and/or its affiliates ("Winton") has authority to vote proxies on behalf of its clients, including Winton-sponsored funds and third party funds and managed accounts, which have delegated voting authority to Winton.

Winton has engaged Institutional Shareholder Services ("ISS") to provide proxy voting guidelines and to vote proxies for Winton. ISS is an unaffiliated service provider that assists institutional investors in meeting their fiduciary requirements for proxy voting. To that end, the stated goal of ISS is to design its proxy voting guidelines to enhance shareholders' long-term economic interests.

Although Winton will generally rely on the recommendations of ISS, Winton reserves the right to exercise its discretion in voting proxies and may vote proxies in a manner other than that specifically set out by ISS.

Winton does not anticipate any conflicts in its proxy voting practices. In the event that Winton does direct a vote, its Compliance Department will evaluate the recommendation for any potential conflict of interest with Firm clients and maintain documentation related to the voting decision.

In addition, there may be situations where Winton does not vote proxies. For example, Winton may not vote proxies where:

o    The cost of voting a proxy outweighs the benefit of voting the proxy;

o There are legal encumbrances to voting, including blocking restrictions that preclude the ability to dispose of a security if Winton votes a proxy, laws requiring the appointment of a local power of attorney to facilitate voting instructions, laws requiring Winton to obtain additional consents from clients or beneficial owners to vote a proxy, or other cases where Winton is prohibited from voting by applicable legal or market requirements;

o Winton has not been provided sufficient time to process the voting of a proxy;

o Winton has outstanding sell orders on a company's shares, or otherwise intends to sell a company's shares, prior to the company's meeting date; or

o Winton holds shares on a company's record date, but sells those shares prior to the company's meeting date.

Investors may contact Winton to request information about ISS' policy formulation process and a quarterly record of all proxy votes cast on behalf of clients.



                             www.WintonCapital.com
  Winton Capital Management Limited. Authorised and Regulated by The Financial
      Conduct Authority Registered Office: 16 Old Bailey, London EC4M 7EG.
                   Registered in England & Wales No: 3311531

                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                   2014 U.S. Proxy Voting Summary Guidelines

                                 March 12, 2014

















                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com

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                 ISS' 2014 U.S. PROXY VOTING SUMMARY GUIDELINES
                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013
                             Updated March 12, 2014


TABLE OF CONTENTS

1. ROUTINE/MISCELLANEOUS                                                       7
          Adjourn Meeting                                                      7
          Amend Quorum Requirements                                            7
          Amend Minor Bylaws                                                   7
          Change Company Name                                                  7
          Change Date, Time, or Location of Annual Meeting                     7
          Other Business                                                       7
  AUDIT-RELATED                                                                8
          Auditor Indemnification and Limitation of Liability                  8
          Auditor Ratification                                                 8
          Shareholder Proposals Limiting Non-Audit Services                    8
          Shareholder Proposals on Audit Firm Rotation                         9

2. BOARD OF DIRECTORS:                                                        10
  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                        10
          1. Accountability                                                   10
          2. Responsiveness                                                   12
          3. Composition                                                      13
          4. Independence                                                     14
          2014 ISS Categorization of Directors                                15
  OTHER BOARD-RELATED PROPOSALS                                               17
          Age/Term Limits                                                     17
          Board Size                                                          17
          Classification/Declassification of the Board                        17
          CEO Succession Planning                                             18
          Cumulative Voting                                                   18
          Director and Officer Indemnification and Liability Protection       18
          Establish/Amend Nominee Qualifications                              19
          Establish Other Board Committee Proposals                           19
          Filling Vacancies/Removal of Directors                              19
          Independent Chair (Separate Chair/CEO)                              19
          Majority of Independent Directors/Establishment of
           Independent Committees 20
          Majority Vote Standard for the Election of Directors                20
          Proxy Access                                                        21
          Require More Nominees than Open Seats                               21
          Shareholder Engagement Policy (Shareholder Advisory Committee) 21 Proxy Contests--Voting for Director Nominees in
           Contested Elections                                                21
          Vote-No Campaigns                                                   22

3. SHAREHOLDER RIGHTS & DEFENSES                                              23
          Advance Notice Requirements for Shareholder
           Proposals/Nominations                                              23


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          Amend Bylaws without Shareholder Consent                            23
          Control Share Acquisition Provisions                                23
          Control Share Cash-Out Provisions                                   23
          Disgorgement Provisions                                             24
          Exclusive Venue                                                     24
          Fair Price Provisions                                               24
          Freeze-Out Provisions                                               24
          Greenmail                                                           25
          Net Operating Loss (NOL) Protective Amendments                      25
          Poison Pills (Shareholder Rights Plans)                             25
          Shareholder Proposals to Put Pill to a Vote and/or Adopt
           a Pill Policy                                                      25
          Management Proposals to Ratify a Poison Pill                        26
          Management Proposals to Ratify a Pill to Preserve Net
           Operating Losses (NOLs)                                            26
          Proxy Voting Disclosure, Confidentiality, and Tabulation            26
          Reimbursing Proxy Solicitation Expenses                             27
          Reincorporation Proposals                                           27
          Shareholder Ability to Act by Written Consent                       27
          Shareholder Ability to Call Special Meetings                        28
          Stakeholder Provisions                                              28
          State Antitakeover Statutes                                         28
          Supermajority Vote Requirements                                     28

4. CAPITAL/RESTRUCTURING                                                      29
   CAPITAL                                                                    29
          Adjustments to Par Value of Common Stock                            29
          Common Stock Authorization                                          29
          Dual Class Structure                                                29
          Issue Stock for Use with Rights Plan                                30
          Preemptive Rights                                                   30
          Preferred Stock Authorization                                       30
          Recapitalization Plans                                              30
          Reverse Stock Splits                                                31
          Share Repurchase Programs                                           31
          Stock Distributions: Splits and Dividends                           31
          Tracking Stock                                                      31
  RESTRUCTURING                                                               31
          Appraisal Rights                                                    31
          Asset Purchases                                                     31
          Asset Sales                                                         32
          Bundled Proposals                                                   32
          Conversion of Securities                                            32
          Corporate Reorganization/Debt Restructuring/Prepackaged
           Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap
           Plans                                                              32
          Formation of Holding Company                                        33
          Going Private and Going Dark Transactions (LBOs
           and Minority Squeeze-outs)                                         33
          Joint Ventures                                                      34
          Liquidations                                                        34
          Mergers and Acquisitions                                            34
          Private Placements/Warrants/Convertible Debentures                  35
          Reorganization/Restructuring Plan (Bankruptcy)                      36
          Special Purpose Acquisition Corporations (SPACs)                    36


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          Spin-offs                                                           37
          Value Maximization Shareholder Proposals                            37

5. COMPENSATION                                                               38
  EXECUTIVE PAY EVALUATION                                                    38
          Advisory Votes on Executive Compensation--Management Proposals
           (Management Say-on-Pay)                                            38
          Pay-for-Performance Evaluation                                      39
          Problematic Pay Practices                                           40
          Compensation Committee Communications and Responsiveness            41
          Frequency of Advisory Vote on Executive Compensation
           ("Say When on Pay")                                                41
          Voting on Golden Parachutes in an Acquisition, Merger,
           Consolidation, or Proposed Sale                                    41
  EQUITY-BASED AND OTHER INCENTIVE PLANS                                      42
          Cost of Equity Plans                                                42
          Repricing Provisions                                                42
          Pay-for-Performance Misalignment--Application to Equity Plans       43
          Three-Year Burn Rate/Burn Rate Commitment                           43
          Burn Rate Table for 2014                                            44
          Liberal Definition of Change in Control                             45
          Problematic Pay Practices                                           45
          Specific Treatment of Certain Award Types in Equity Plan
           Evaluations                                                        45
          Dividend Equivalent Rights                                          45
          Liberal Share Recycling Provisions                                  45
          Operating Partnership (OP) Units in Equity Plan Analysis of
           Real Estate Investment Trusts (REITs)                              45
          Option Overhang Cost                                                46
          Other Compensation Plans                                            46
          401(k) Employee Benefit Plans                                       46
          Employee Stock Ownership Plans (ESOPs)                              46
          Employee Stock Purchase Plans--Qualified Plans                      46
          Employee Stock Purchase Plans--Non-Qualified Plans                  47
          Incentive Bonus Plans and Tax Deductibility Proposals
           (OBRA-Related Compensation Proposals)                              47
          Option Exchange Programs/Repricing Options                          48
          Stock Plans in Lieu of Cash                                         48
          Transfer Stock Option (TSO) Programs                                49
  DIRECTOR COMPENSATION                                                       49
          Equity Plans for Non-Employee Directors                             49
          Non-Employee Director Retirement Plans                              50
  SHAREHOLDER PROPOSALS ON COMPENSATION                                       50
          Advisory Vote on Executive Compensation (Say-on-Pay)                50
          Adopt Anti-Hedging/Pledging/Speculative Investments Policy          50
          Bonus Banking/Bonus Banking "Plus"                                  50
          Compensation Consultants--Disclosure of Board or Company's
           Utilization                                                        50
          Disclosure/Setting Levels or Types of Compensation for
           Executives and Directors                                           51
          Golden Coffins/Executive Death Benefits                             51
          Hold Equity Past Retirement or for a Significant Period
           of Time                                                            51
          Non-Deductible Compensation                                         52
          Pay for Performance                                                 52
          Performance-Based Awards                                            52
          Pay for Superior Performance                                        53
          Pre-Arranged Trading Plans (10b5-1 Plans)                           53
          Prohibit CEOs from Serving on Compensation Committees               54


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          Recoupment of Incentive or Stock Compensation in Specified
           Circumstances                                                      54
          Severance Agreements for Executives/Golden Parachutes               54
          Share Buyback Holding Periods                                       55
          Supplemental Executive Retirement Plans (SERPs)                     55
          Tax Gross-Up Proposals                                              55
          Termination of Employment Prior to Severance Payment/Eliminating
           Accelerated Vesting of Unvested Equity                             55

6. SOCIAL/ENVIRONMENTAL ISSUES                                                56
  ANIMAL WELFARE                                                              56
          Animal Welfare Policies                                             56
          Animal Testing                                                      56
          Animal Slaughter                                                    57
  CONSUMER ISSUES                                                             57
          Genetically Modified Ingredients                                    57
          Reports on Potentially Controversial Business/Financial
           Practices                                                          57
          Pharmaceutical Pricing, Access to Medicines, and Prescription
           Drug Reimportation                                                 57
          Product Safety and Toxic/Hazardous Materials                        58
          Tobacco-Related Proposals                                           58
  CLIMATE CHANGE                                                              59
          Climate Change/Greenhouse Gas (GHG) Emissions                       59
          Energy Efficiency                                                   60
          Renewable Energy                                                    60
  DIVERSITY                                                                   60
          Board Diversity                                                     60
          Equality of Opportunity                                             61
          Gender Identity, Sexual Orientation, and Domestic Partner
           Benefits                                                           61
  ENVIRONMENT AND SUSTAINABILITY                                              61
          Facility and Workplace Safety                                       61
          General Environmental Proposals and Community Impact
           Assessments                                                        62
          Hydraulic Fracturing                                                62
          Operations in Protected Areas                                       62
          Recycling                                                           62
          Sustainability Reporting                                            63
          Water Issues                                                        63
  GENERAL CORPORATE ISSUES                                                    63
          Charitable Contributions                                            63
          Data Security, Privacy, and Internet Issues                         63
          Environmental, Social, and Governance (ESG)
           Compensation-Related Proposals                                     64
  HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS                    64
          Human Rights Proposals                                              64
          Operations in High Risk Markets                                     65
          Outsourcing/Offshoring                                              65
          Weapons and Military Sales                                          65
  POLITICAL ACTIVITIES                                                        65
          Lobbying                                                            65
          Political Contributions                                             66
          Political Ties                                                      66



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7. MUTUAL FUND PROXIES                                                        67
          Election of Directors                                               67
          Converting Closed-end Fund to Open-end Fund                         67
          Proxy Contests                                                      67
          Investment Advisory Agreements                                      67
          Approving New Classes or Series of Shares                           67
          Preferred Stock Proposals                                           68
          1940 Act Policies                                                   68
          Changing a Fundamental Restriction to a Nonfundamental Restriction  68
          Change Fundamental Investment Objective to Nonfundamental           68
          Name Change Proposals                                               68
          Change in Fund's Subclassification                                  69
          Business Development Companies--Authorization to Sell Shares of
           Common Stock at a Price below Net Asset Value                      69
          Disposition of Assets/Termination/Liquidation                       69
          Changes to the Charter Document                                     69
          Changing the Domicile of a Fund                                     70
          Authorizing the Board to Hire and Terminate Subadvisers Without
           Shareholder Approval                                               70
          Distribution Agreements                                             70
          Master-Feeder Structure                                             70
          Mergers                                                             70
  SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS                                      71
          Establish Director Ownership Requirement                            71
          Reimburse Shareholder for Expenses Incurred                         71
          Terminate the Investment Advisor                                    71

8. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES                           72
DISCLOSURE/DISCLAIMER                                                         73



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1. ROUTINE/MISCELLANEOUS

ADJOURN MEETING

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

ooooo

AMEND QUORUM REQUIREMENTS

Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ooooo

AMEND MINOR BYLAWS

Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

ooooo

CHANGE COMPANY NAME

Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

ooooo

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

ooooo

OTHER BUSINESS

Vote against proposals to approve other business when it appears as voting item.

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AUDIT-RELATED

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

o The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
o The motivation and rationale for establishing the agreements;
o The quality of the company's disclosure; and
o The company's historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

ooooo

AUDITOR RATIFICATION

Vote for proposals to ratify auditors unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to

"Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

ooooo

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm;
o The length of rotation specified in the proposal;
o Any significant audit-related issues at the company;
o The number of Audit Committee meetings held each year;
o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

ooooo


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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Four fundamental principles apply when determining votes on director nominees:

1. ACCOUNTABILITY: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2. RESPONSIVENESS: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3. COMPOSITION: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4. INDEPENDENCE: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy.
The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

GENERALLY VOTE FOR DIRECTOR NOMINEES, EXCEPT UNDER THE FOLLOWING CIRCUMSTANCES:


1. ACCOUNTABILITY

Vote against (1) or withhold from the entire board of directors (except new nominees (2), who should be considered case-by-case) for the following:

PROBLEMATIC TAKEOVER DEFENSES

CLASSIFIED BOARD STRUCTURE:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

DIRECTOR PERFORMANCE EVALUATION:

 (1) In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

 (2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.



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1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
o A classified board structure;
o A supermajority vote requirement;
o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
o The inability of shareholders to call special meetings;
o The inability of shareholders to act by written consent;
o A dual-class capital structure; and/or
o A non--shareholder-approved poison pill.

POISON PILLS:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;
1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.
Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:
o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
o The issuer's rationale;
o The issuer's governance structure and practices; and
o The issuer's track record of accountability to shareholders.

PROBLEMATIC AUDIT-RELATED PRACTICES

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under "AUDITOR RATIFICATION");
1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or
1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.



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PROBLEMATIC COMPENSATION PRACTICES/PAY FOR PERFORMANCE MISALIGNMENT

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
1.12. The company maintains significant PROBLEMATIC PAY PRACTICES;
1.13. The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders;
1.14. The company fails to submit one-time TRANSFERS OF STOCK OPTIONS to a shareholder vote; or
1.15. The company fails to fulfill the terms of a BURN RATE COMMITMENT made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

o The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

GOVERNANCE FAILURES

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, risk oversight (3), or fiduciary responsibilities at the company;
1.17. Failure to replace management as appropriate; or
1.18. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

o Disclosed outreach efforts by the board to shareholders in the wake of the vote;
o Rationale provided in the proxy statement for the level of implementation;
o The subject matter of the proposal;
o The level of support for and opposition to the resolution in past meetings;

o Actions taken by the board in response to the majority vote and its engagement with shareholders;

 (3) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.



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o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
o Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;
2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
o The company's ownership structure and vote results;
o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
o The previous year's support level on the company's say-on-pay proposal.

3. COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case (4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.
Acceptable reasons for director absences are generally limited to the following:

o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).


3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote against or withhold from individual directors who:

3.3. Sit on more than six public company boards; or
3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards (5).

 (4) For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
 (5) Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.



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4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the CATEGORIZATION OF DIRECTORS) when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4. Independent directors make up less than a majority of the directors.

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2014 ISS CATEGORIZATION OF DIRECTORS

1. INSIDE DIRECTOR (I)
1.1. Current employee or current officer (I) of the company or one of its affiliates (II).
1.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3. Director named in the Summary Compensation Table (excluding former interim officers).

2. AFFILIATED OUTSIDE DIRECTOR (AO)

BOARD ATTESTATION
2.1. Board attestation that an outside director is not independent.

FORMER CEO/INTERIM OFFICER
2.2. Former CEO of the company (III,IV).
2.3. Former CEO of an acquired company within the past five years (IV).
2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be made
(V).

NON-CEO EXECUTIVES
2.5. Former officer (I) of the company, an affiliate (II) or an acquired firm within the past five years.
2.6. Officer (I) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7. Officer (I), former officer, or general or limited partner of a joint venture or partnership with the company.

FAMILY MEMBERS
2.8. Immediate family member (VI) of a current or former officer (I) of the company or its affiliates (II) within the last five years.
2.9. Immediate family member (VI) of a current employee of company or its affiliates (II) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-
Section 16 officer in a key strategic role).

TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS
2.10. Currently provides (or an immediate family member (VI) provides) professional services (VII) to the company, to an affiliate (II) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.11. Is (or an immediate family member (VI) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services (VII) to the company, to an affiliate (II) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.12. Has (or an immediate family member (VI) has) any material transactional relationship (VIII) with the company or its affiliates (II) (excluding investments in the company through a private placement).
2.13. Is (or an immediate family member (VI) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship (VIII) with the company or its affiliates (II) (excluding investments in the company through a private placement).
2.14. Is (or an immediate family member (VI) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments (VIII) from the company or its affiliates (II).

OTHER RELATIONSHIPS
2.15. Party to a voting agreement (IX) to vote in line with management on proposals being brought to shareholder vote.
2.16. Has (or an immediate family member (VI) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee (X).
2.17. Founder (XI) of the company but not currently an employee.
2.18. Any material (XII) relationship with the company.

3. INDEPENDENT OUTSIDE DIRECTOR (IO)
3.1. No material (XII) connection to the company other than a board seat.

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FOOTNOTES:

 (I) The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18 : "Any material relationship with the company." However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.


II
 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

 (III) Includes any former CEO of the company prior to the company's initial public offering (IPO).

 (IV) When there is a former CEO of a special purpose acquisition company
(SPAC) serving on the board of an acquired company,

ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

V
 ISS will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

VI
  "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

 (VII) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

 (VIII) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a

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company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

 (IX) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

X
 Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

 (XI) The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

 (XII) For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

ooooo

OTHER BOARD-RELATED PROPOSALS

AGE/TERM LIMITS

Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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BOARD SIZE

Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO SUCCESSION PLANNING

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

o The reasonableness/scope of the request; and
o The company's existing disclosure on its current CEO succession planning process.

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CUMULATIVE VOTING

Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:


o The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and
o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

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DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

o Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
o Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
o Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (I.E., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
o If only the director's legal expenses would be covered.

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ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

o The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
o The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
o The scope and structure of the proposal.

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ESTABLISH OTHER BOARD COMMITTEE PROPOSALS

Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
o Level of disclosure regarding the issue for which board oversight is sought;

o Company performance related to the issue for which board oversight is sought;
o Board committee structure compared to that of other companies in its industry sector; and
o The scope and structure of the proposal.

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FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders' ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing governance structure:

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o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
o serves as liaison between the chairman and the independent directors;
o approves information sent to the board;
o approves meeting agendas for the board;
o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
o has the authority to call meetings of the independent directors;
o if requested by major shareholders, ensures that he or she is available for consultation and direct communication;
o Two-thirds independent board;
o Fully independent key committees;
o Established governance guidelines;
o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
o Egregious compensation practices;
o Multiple related-party transactions or other issues putting director independence at risk;
o Corporate or management scandals;
o Excessive problematic corporate governance provisions; or
o Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See CATEGORIZATION OF DIRECTORS.)


Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

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MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

o Company-specific factors; and
o Proposal-specific factors, including:
o The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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SHAREHOLDER ENGAGEMENT POLICY (SHAREHOLDER ADVISORY COMMITTEE)

Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
o Effectively disclosed information with respect to this structure to its shareholders;
o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
o The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;

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o Management's track record;
o Background to the proxy contest;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

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VOTE-NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote-no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

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AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

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CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold

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level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote for proposals to opt out of control share cash-out statutes.

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DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote for proposals to opt out of state disgorgement provisions.

o

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EXCLUSIVE VENUE

Vote case-by-case on exclusive venue proposals, taking into account:

o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and
o Whether the company has the following good governance features:
o An annually elected board;
o A majority vote standard in uncontested director elections; and
o The absence of a poison pill, unless the pill was approved by shareholders.

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FAIR PRICE PROVISIONS

Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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FREEZE-OUT PROVISIONS

Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
o The value of the NOLs;
o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o Any other factors that may be applicable.

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POISON PILLS (SHAREHOLDER RIGHTS PLANS)

SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (I.E., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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MANAGEMENT PROPOSALS TO RATIFY A POISON PILL

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o No lower than a 20% trigger, flip-in or flip-over;
o A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
o The value of the NOLs;
o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o Any other factors that may be applicable.

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PROXY VOTING DISCLOSURE, CONFIDENTIALITY, AND TABULATION

Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

o The scope and structure of the proposal;
o The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
o The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

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o Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
o Any recent controversies or concerns related to the company's proxy voting mechanics;
o Any unintended consequences resulting from implementation of the proposal;
and
o Any other factors that may be relevant.

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REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;
o One or more of the dissident's candidates is elected;
o Shareholders are not permitted to cumulate their votes for directors; and
o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

o Reasons for reincorporation;
o Comparison of company's governance practices and provisions prior to and following the reincorporation; and
o Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

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SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

o Shareholders' current right to act by written consent;
o The consent threshold;
o The inclusion of exclusionary or prohibitive language;
o Investor ownership structure; and
o Shareholder support of, and management's response to, previous shareholder proposals.

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Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

o An unfettered (6) right for shareholders to call special meetings at a 10 percent threshold;
o A majority vote standard in uncontested director elections;
o No non-shareholder-approved pill; and
o An annually elected board.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

o Shareholders' current right to call special meetings;
o Minimum ownership threshold necessary to call special meetings (10% preferred);
o The inclusion of exclusionary or prohibitive language;
o Investor ownership structure; and
o Shareholder support of, and management's response to, previous shareholder proposals.

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STAKEHOLDER PROVISIONS

Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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STATE ANTITAKEOVER STATUTES

Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

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SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

o Ownership structure;
o Quorum requirements; and
o Vote requirements.

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 (6) "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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4. CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote for management proposals to eliminate par value.

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COMMON STOCK AUTHORIZATION

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o Past Board Performance:
o The company's use of authorized shares during the last three years

o The Current Request:
o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
and
o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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DUAL CLASS STRUCTURE

Generally vote against proposals to create a new class of common stock unless:

o The company discloses a compelling rationale for the dual-class capital structure, such as:
o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o The new class of shares will be transitory;
o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

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PREEMPTIVE RIGHTS

Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

o The size of the company;
o The shareholder base; and
o The liquidity of the stock.

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PREFERRED STOCK AUTHORIZATION

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o Past Board Performance:
o The company's use of authorized preferred shares during the last three years;


o The Current Request:
o Disclosure in the proxy statement of the specific purposes for the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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RECAPITALIZATION PLANS

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

o More simplified capital structure;
o Enhanced liquidity;
o Fairness of conversion terms;
o Impact on voting power and dividends;
o Reasons for the reclassification;
o Conflicts of interest; and
o Other alternatives considered.

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REVERSE STOCK SPLITS

 Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

o A stock exchange has provided notice to the company of a potential delisting; or
o The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

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SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

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TRACKING STOCK

Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o Adverse governance changes;
o Excessive increases in authorized capital stock;
o Unfair method of distribution;
o Diminution of voting rights;
o Adverse conversion features;
o Negative impact on stock option plans; and
o Alternatives such as spin-off.

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RESTRUCTURING

APPRAISAL RIGHTS

Vote for proposals to restore or provide shareholders with rights of appraisal.

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ASSET PURCHASES

Vote case-by-case on asset purchase proposals, considering the following factors:

o Purchase price;
o Fairness opinion;

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o Financial and strategic benefits;
o How the deal was negotiated;
o Conflicts of interest;
o Other alternatives for the business;
o Non-completion risk.

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ASSET SALES

Vote case-by-case on asset sales, considering the following factors:

o Impact on the balance sheet/working capital;
o Potential elimination of diseconomies;
o Anticipated financial and operating benefits;
o Anticipated use of funds;
o Value received for the asset;
o Fairness opinion;
o How the deal was negotiated;
o Conflicts of interest.

ooooo

BUNDLED PROPOSALS

Vote case-by-case on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

ooooo

CONVERSION OF SECURITIES

Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

ooooo

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

o Dilution to existing shareholders' positions;
o Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
o Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
o Management's efforts to pursue other alternatives;

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o Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
o Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

ooooo

FORMATION OF HOLDING COMPANY

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

o The reasons for the change;
o Any financial or tax benefits;
o Regulatory benefits;
o Increases in capital structure; and
o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or
o Adverse changes in shareholder rights.

ooooo

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote case-by-case on going private transactions, taking into account the following:

o Offer price/premium;
o Fairness opinion;
o How the deal was negotiated;
o Conflicts of interest;
o Other alternatives/offers considered; and
o Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
o Are all shareholders able to participate in the transaction?
o Will there be a liquid market for remaining shareholders following the transaction?
o Does the company have strong corporate governance?
o Will insiders reap the gains of control following the proposed transaction?
o Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

ooooo

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JOINT VENTURES

Vote case-by-case on proposals to form joint ventures, taking into account the following:

o Percentage of assets/business contributed;
o Percentage ownership;
o Financial and strategic benefits;
o Governance structure;
o Conflicts of interest;
o Other alternatives; and
o Non-completion risk.

ooooo

LIQUIDATIONS

Vote case-by-case on liquidations, taking into account the following:

o Management's efforts to pursue other alternatives;
o Appraisal value of assets; and
o The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

ooooo

MERGERS AND ACQUISITIONS

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (E.G., full auction, partial auction, no auction) can also affect shareholder value.
o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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ooooo

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

o Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
o Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
o The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

o When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

o Financial issues:
o The company's financial condition;
o Degree of need for capital;
o Use of proceeds;
o Effect of the financing on the company's cost of capital;
o Current and proposed cash burn rate;
o Going concern viability and the state of the capital and credit markets.

o Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
o Control issues:
o Change in management;
o Change in control;
o Guaranteed board and committee seats;
o Standstill provisions;
o Voting agreements;
o Veto power over certain corporate actions; and
o Minority versus majority ownership and corresponding minority discount or majority control premium

o Conflicts of interest:
o Conflicts of interest should be viewed from the perspective of the company and the investor.
o Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
o Market reaction:
o The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

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Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

ooooo

REORGANIZATION/RESTRUCTURING PLAN (BANKRUPTCY)

Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

o Estimated value and financial prospects of the reorganized company;
o Percentage ownership of current shareholders in the reorganized company;
o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
o The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
o Existence of a superior alternative to the plan of reorganization; and
o Governance of the reorganized company.

o

ooooo

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

o Valuation--Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
o Market reaction--How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
o Deal timing--A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
o Negotiations and process--What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
o Conflicts of interest--How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
o Voting agreements--Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
o Governance--What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

ooooo

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SPIN-OFFS

Vote case-by-case on spin-offs, considering:

o Tax and regulatory advantages; o Planned use of the sale proceeds;o Valuation of spinoff; o Fairness opinion; o Benefits to the parent company;
o Conflicts of interest; o Managerial incentives; o Corporate governance changes; o Changes in the capital structure.

ooooo

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

o Hiring a financial advisor to explore strategic alternatives;
o Selling the company; or
o Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

o Prolonged poor performance with no turnaround in sight;
o Signs of entrenched board and management (such as the adoption of takeover defenses);
o Strategic plan in place for improving value;
o Likelihood of receiving reasonable value in a sale or dissolution; and
o The company actively exploring its strategic options, including retaining a financial advisor.

ooooo

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5. COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (E.G., including access to independent expertise and advice when needed);
4. Provide shareholders with clear, comprehensive compensation disclosures:
This principle underscores the
importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay--MSOP) if:

o There is a significant misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);
o The company maintains significant PROBLEMATIC PAY PRACTICES;
o The board exhibits a significant level of POOR COMMUNICATION AND RESPONSIVENESS to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
o The situation is egregious.

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Vote against an equity plan on the ballot if:

o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o Magnitude of pay misalignment;
o Contribution of non-performance-based equity grants to overall pay; and
o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer
(NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY-FOR-PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group (7) Alignment:

o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
o The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment -- the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years -- i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

o The ratio of performance- to time-based equity awards;
o The overall ratio of performance-based compensation;
o The completeness of disclosure and rigor of performance goals;
o The company's peer group benchmarking practices;
o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
o Realizable pay (8) compared to grant pay; and
o Any other factors deemed relevant.

 (7) The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.
 (8) ISS research reports will include realizable pay for S&P1500 companies.

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PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

o Problematic practices related to non-performance-based compensation elements;
o Incentives that may motivate excessive risk-taking; and
o Options Backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION
ELEMENTS

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
o New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or
"modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

o Multi-year guaranteed bonuses;
o A single or common performance metric used for short- and long-term plans;
o Lucrative severance packages;
o High pay opportunities relative to industry peers;
o Disproportionate supplemental pensions; or
o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
o Duration of options backdating;
o Size of restatement due to options backdating;
o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

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o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

COMPENSATION COMMITTEE COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

o Failure to respond to majority-supported shareholder proposals on executive pay topics; or
o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
* Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
* Specific actions taken to address the issues that contributed to the low level of support;
* Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

oooooo

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

oooooo

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

o Single- or modified-single-trigger cash severance;
o Single-trigger acceleration of unvested equity awards;
o Excessive cash severance (>3x base salary and bonus);
o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

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o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

oooooo

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

o The total COST of the company's equity plans is unreasonable;
o The plan expressly permits REPRICING;
o A PAY-FOR-PERFORMANCE MISALIGNMENT is found;
o The company's three year BURN RATE exceeds the BURN RATE CAP of its industry group;
o The plan has a LIBERAL CHANGE-OF-CONTROL DEFINITION; or
o The plan is a vehicle for PROBLEMATIC PAY PRACTICES.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see DIRECTOR COMPENSATION section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors.

SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

o Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

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o Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against OR withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR-PERFORMANCE MISALIGNMENT--APPLICATION TO EQUITY PLANS

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

o Magnitude of pay misalignment;
o Contribution of non--performance-based equity grants to overall pay; and
o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote against equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (o) plus one standard deviation (o) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote against or withhold from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

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BURN RATE TABLE FOR 2014

                                        RUSSELL 3000                  NON-RUSSELL 3000
----------- --------------------------- ============== ==========     ================ ==========
                                              STANDARD 2014 BURN             STANDARD  2014 BURN
    GICS                DESCRIPTION     MEAN  DEVIATION RATE CAP*     MEAN   DEVIATION RATE CAP*
----------- --------------------------- ----- -------------------     ------ --------------------
   1010     Energy                      2.14%   2.16%       4.30%      2.66%   3.60%        7.46%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   1510     Materials                   1.55%   1.30%       2.85%      3.20%   4.65%        7.85%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2010     Capital Goods               1.81%   1.39%       3.20%      3.28%   4.88%        8.16%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Commercial & Professional
   2020     Services                    2.55%   1.82%       4.37%      3.68%   3.65%        7.33%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2030     Transportation              1.53%   1.80%       3.33%      1.71%   1.98%        3.69%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2510     Automobiles & Components    1.78%   2.03%       3.81%      2.74%   3.21%        5.95%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2520     Consumer Durables & Apparel 2.48%   1.80%       4.28%      3.37%   4.24%        7.61%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2530     Consumer Services           2.55%   1.61%       4.16%      2.16%   2.12%        4.28%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2540     Media                       2.45%   1.98%       4.43%      3.23%   2.24%        5.47%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   2550     Retailing                   2.41%   1.75%       4.16%      3.39%   3.21%        6.60%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
3010, 3020, Consumer Staples            1.59%   1.18%                  2.13%   2.32%
   3030                                                     2.77%                           4.45%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Health Care Equipment &
   3510     Services                    3.00%   1.82%       4.82%      4.81%   4.27%        9.08%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Pharmaceuticals &
   3520     Biotechnology               3.65%   2.26%       5.91%      4.87%   4.11%        8.98%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4010     Banks                       1.48%   1.65%       3.13%      1.12%   1.67%        2.79%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4020     Diversified Financials      3.65%   5.09%       8.74%      2.74%   4.43%        7.56%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4030     Insurance                   1.75%   1.55%       3.30%      1.05%   1.53%        2.58%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4040     Real Estate                 1.36%   1.50%       2.86%      1.12%   1.56%        2.68%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4510     Software & Services         4.56%   2.69%       7.25%      5.26%   3.88%        9.14%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
            Technology Hardware &
   4520     Equipment                   3.50%   1.99%       5.49%      3.96%   4.95%        8.91%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   4530     Semiconductor Equipment     4.34%   2.38%                  4.67%   5.08%
                                                            6.72%                           9.75%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   5010     Telecommunication Services  2.59%   1.63%       4.22%      3.57%   3.97%        7.54%
----------- --------------------------- ----- -------- ----------     ------ --------- ----------
   5510     Utilities                   0.82%   0.47%       2.00% *    1.76%   1.90%        3.66%
----------- --------------------------- ----- -------- ----------     ------


THE CAP IS GENERALLY THE MEAN + STANDARD DEVIATION, SUBJECT TO MINIMUM CAP OF 2% (DE MINIMUS ALLOWANCE) AND MAXIMUM +/- 2 PERCENTAGE POINTS RELATIVE TO PRIOR YEAR BURN RATE CAP FOR SAME INDUSTRY/INDEX GROUP.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

STOCK PRICE VOLATILITY
54.6% and higher

36.1% or higher and less than 54.6%

24.9% or higher and less than 36.1%

16.5% or higher and less than 24.9%

7.9% or higher and less than 16.5%

Less than 7.9%

MULTIPLIER
1 full-value award will count as 1.5 option shares

1 full-value award will count as 2.0 option shares

1 full-value award will count as 2.5 option shares

1 full-value award will count as 3.0 option shares

1 full-value award will count as 3.5 option shares

1 full-value award will count as 4.0 option shares




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LIBERAL DEFINITION OF CHANGE IN CONTROL

Generally vote against equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

PROBLEMATIC PAY PRACTICES

If the equity plan on the ballot is a vehicle for PROBLEMATIC PAY PRACTICES, vote against the plan.

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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider case-by-case a carve-out of a portion of cost attributable to overhang, considering the following criteria:

o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.
o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o The general vesting provisions of option grants; and
o The distribution of outstanding option grants with respect to the named executive officers;
o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and
o COMPENSATION PRACTICES: An evaluation of overall practices could include:
(1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

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OTHER COMPENSATION PLANS

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value;
o Offering period is 27 months or less; and

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o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

o Purchase price is less than 85 percent of fair market value; or
o Offering period is greater than 27 months; or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (I.E., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

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INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

o Is only to include administrative features;
o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

o The compensation committee does not fully consist of independent outsiders, per ISS' DIRECTOR CLASSIFICATION; or
o  The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (E.G., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or
o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as

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pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
o Rationale for the re-pricing--was the stock price decline beyond management's control?
o Is this a value-for-value exchange?
o Are surrendered stock options added back to the plan reserve?
o Option vesting--does the new option vest immediately or is there a black-out period?
o Term of the option--the term should remain the same as that of the replaced option;
o Exercise price--should be set at fair market or a premium to market;
o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.


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STOCK PLANS IN LIEU OF CASH

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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TRANSFER STOCK OPTION (TSO) PROGRAMS

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.


Vote case-by-case on one-time transfers. Vote for if:

o Executive officers and non-employee directors are excluded from participating;
o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

o Eligibility;
o Vesting;
o Bid-price;
o Term of options;
o Cost of the program and impact of the TSOs on company's total option expense
o Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
o Vesting schedule or mandatory holding/deferral period:
o A minimum vesting of three years for stock options or restricted stock; or
o Deferred stock payable at the end of a three-year deferral period.
o Mix between cash and equity:
o A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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o If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o No retirement/benefits and perquisites provided to non-employee directors;
and
o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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NON-EMPLOYEE DIRECTOR RETIREMENT PLANS

Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

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BONUS BANKING/BONUS BANKING "PLUS"

Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

o The company's past practices regarding equity and cash compensation;
o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
o Whether the company has a rigorous claw-back policy in place.

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COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s), and fees paid.

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DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS


Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

o while employed and/or for two years following the termination of their employment ; or
o for a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.


The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o Rigorous stock ownership guidelines;
o A holding period requirement coupled with a significant long-term ownership requirement; or
o A meaningful retention ratio;
o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;
o Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

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o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o Rigorous stock ownership guidelines, or
o A holding period requirement coupled with a significant long-term ownership requirement, or
o A meaningful retention ratio,
o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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NON-DEDUCTIBLE COMPENSATION

Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

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PAY FOR PERFORMANCE

PERFORMANCE-BASED AWARDS

Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

o First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do

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not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

PAY FOR SUPERIOR PERFORMANCE

Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

o Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;
o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;
o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

o What aspects of the company's annual and long-term equity incentive programs are performance driven?
o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
o Can shareholders assess the correlation between pay and performance based on the current disclosure?
o What type of industry and stage of business cycle does the company belong to?

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PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

o An executive may not trade in company stock outside the 10b5-1 Plan.
o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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RECOUPMENT OF INCENTIVE OR STOCK COMPENSATION IN SPECIFIED CIRCUMSTANCES

Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

o If the company has adopted a formal recoupment policy;
o The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
o Whether the company has chronic restatement history or material financial problems;
o Whether the company's policy substantially addresses the concerns raised by the proponent;
o Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
o Any other relevant factors.

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SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

o The triggering mechanism should be beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
o Change-in-control payments should be double-triggered, I.E., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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SHARE BUYBACK HOLDING PERIODS

Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

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TAX GROSS-UP PROPOSALS

Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT/ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

 Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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ANIMAL WELFARE

ANIMAL WELFARE POLICIES

Generally vote for proposals seeking a report on a company's animal welfare standards, unless:

o The company has already published a set of animal welfare standards and monitors compliance;
o The company's standards are comparable to industry peers; and
o There are no recent, significant fines or litigation related to the company's treatment of animals.

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ANIMAL TESTING

Generally vote against proposals to phase out the use of animals in product testing, unless:

o The company is conducting animal testing programs that are unnecessary or not required by regulation;
o The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
o There are recent, significant fines or litigation related to the company's treatment of animals.

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ANIMAL SLAUGHTER

Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

o The potential impact of such labeling on the company's business;
o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
o Company's current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

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REPORTS ON POTENTIALLY CONTROVERSIAL BUSINESS/FINANCIAL PRACTICES

Vote case-by-case on requests for reports on a company's potentially controversial business or financial practices or products, taking into account:


o Whether the company has adequately disclosed mechanisms in place to prevent abuses;
o Whether the company has adequately disclosed the financial risks of the products/practices in question;
o Whether the company has been subject to violations of related laws or serious controversies; and
o Peer companies' policies/practices in this area.

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PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRESCRIPTION DRUG
REIMPORTATION

Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

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Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

o The nature of the company's business and the potential for reputational and market risk exposure;
o Existing disclosure of relevant policies;
o Deviation from established industry norms;
o Relevant company initiatives to provide research and/or products to disadvantaged consumers;
o Whether the proposal focuses on specific products or geographic regions; and

o The potential burden and scope of the requested report.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

o The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
o The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
o Current regulations in the markets in which the company operates; and
o Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

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TOBACCO-RELATED PROPOSALS

Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

o Recent related fines, controversies, or significant litigation;
o Whether the company complies with relevant laws and regulations on the marketing of tobacco;
o Whether the company's advertising restrictions deviate from those of industry peers;

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o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
o Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

o Whether the company complies with all laws and regulations;
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
and
o The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.


Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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CLIMATE CHANGE

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:


o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is at least comparable to that of industry peers; and
o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o The company's level of disclosure is comparable to that of industry peers;
and
o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
o Whether company disclosure lags behind industry peers;
o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

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o The feasibility of reduction of GHGs given the company's product line and current technology; and
o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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ENERGY EFFICIENCY

Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
o The proponent requests adoption of specific energy efficiency goals within specific timelines.

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RENEWABLE ENERGY

Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

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DIVERSITY

BOARD DIVERSITY

Generally vote for requests for reports on a company's efforts to diversify the board, unless:

o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
o The level of gender and racial minority representation that exists at the company's industry peers;
o The company's established process for addressing gender and racial minority board representation;
o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
o The independence of the company's nominating committee;
o Whether the company uses an outside search firm to identify potential director nominees; and
o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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EQUALITY OF OPPORTUNITY

Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

o The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
o The company already publicly discloses comprehensive workforce diversity data; and
o The company has no recent significant EEO-related violations or litigation.


Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

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GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote for proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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ENVIRONMENT AND SUSTAINABILITY

FACILITY AND WORKPLACE SAFETY

Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

o The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
o The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;
o Recent significant controversies, fines, or violations related to workplace health and safety; and
o The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

o The company's compliance with applicable regulations and guidelines;
o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

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GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS

Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
o The nature, purpose, and scope of the company's operations in the specific region(s);
o The degree to which company policies and procedures are consistent with industry norms; and
o The scope of the resolution.

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HYDRAULIC FRACTURING

Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

o The company's current level of disclosure of relevant policies and oversight mechanisms;
o The company's current level of such disclosure relative to its industry peers;
o Potential relevant local, state, or national regulatory developments; and
o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

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OPERATIONS IN PROTECTED AREAS

Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

o Operations in the specified regions are not permitted by current laws or regulations;
o The company does not currently have operations or plans to develop operations in these protected regions; or
o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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RECYCLING

Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

o The nature of the company's business;
o The current level of disclosure of the company's existing related programs;

o The timetable and methods of program implementation prescribed by the proposal;
o The company's ability to address the issues raised in the proposal; and
o How the company's recycling programs compare to similar programs of its industry peers.

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SUSTAINABILITY REPORTING

Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
o The company has formally committed to the implementation of a reporting program based on Global Reporting
Initiative (GRI) guidelines or a similar standard within a specified time frame.

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WATER ISSUES

Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

o The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
o Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
o The potential financial impact or risk to the company associated with water-related concerns or issues; and
o Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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DATA SECURITY, PRIVACY, AND INTERNET ISSUES

Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

o The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
o Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
o The scope of business involvement and of investment in countries whose governments censor or monitor the
Internet and other telecommunications;
o Applicable market-specific laws or regulations that may be imposed on the company; and
o Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

o Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
o The company's current level of disclosure regarding its environmental and social performance.

Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS

HUMAN RIGHTS PROPOSALS

Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

o The degree to which existing relevant policies and practices are disclosed;

o Whether or not existing relevant policies are consistent with internationally recognized standards;
o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;
o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
o The scope of the request; and
o Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

o The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
o The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
o Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
o Whether the proposal is unduly burdensome or overly prescriptive.

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OPERATIONS IN HIGH RISK MARKETS

Vote case-by-case on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
o Current disclosure of applicable risk assessment(s) and risk management procedures;
o Compliance with U.S. sanctions and laws;
o Consideration of other international policies, standards, and laws; and
o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

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OUTSOURCING/OFFSHORING

Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

o Controversies surrounding operations in the relevant market(s); o The value of the requested report to shareholders;
o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and o The company's existing human rights standards relative to industry peers.

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WEAPONS AND MILITARY SALES

Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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POLITICAL ACTIVITIES

LOBBYING

 Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

o The company's current disclosure of relevant lobbying policies, and management and board oversight;
o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

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POLITICAL CONTRIBUTIONS

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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POLITICAL TIES

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote case-by-case on conversion proposals, considering the following factors:

o Past performance as a closed-end fund;
o Market in which the fund invests;
o Measures taken by the board to address the discount; and
o Past shareholder activism, board activity, and votes on related proposals.

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PROXY CONTESTS

Vote case-by-case on proxy contests, considering the following factors:

o Past performance relative to its peers;
o Market in which fund invests;
o Measures taken by the board to address the issues;
o Past shareholder activism, board activity, and votes on related proposals;
o Strategy of the incumbents versus the dissidents;
o Independence of directors;
o Experience and skills of director candidates;
o Governance profile of the company;
o Evidence of management entrenchment.

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INVESTMENT ADVISORY AGREEMENTS

Vote case-by-case on investment advisory agreements, considering the following factors:

o Proposed and current fee schedules;
o Fund category/investment objective;
o Performance benchmarks;
o Share price performance as compared with peers;
o Resulting fees relative to peers;
o Assignments (where the advisor undergoes a change of control).

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APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

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PREFERRED STOCK PROPOSALS

Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

o Stated specific financing purpose;
o Possible dilution for common shares;
o Whether the shares can be used for antitakeover purposes.

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1940 ACT POLICIES

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

o Potential competitiveness;
o Regulatory developments;
o Current and potential returns; and
o Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

o The fund's target investments;
o The reasons given by the fund for the change; and
o The projected impact of the change on the portfolio.

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CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote against proposals to change a fund's fundamental investment objective to non-fundamental.

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NAME CHANGE PROPOSALS

Vote case-by-case on name change proposals, considering the following factors:

o Political/economic changes in the target market;
o Consolidation in the target market; and
o Current asset composition.

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CHANGE IN FUND'S SUBCLASSIFICATION

Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

o Potential competitiveness;
o Current and potential returns;
o Risk of concentration;
o Consolidation in target industry.

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BUSINESS DEVELOPMENT COMPANIES--AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE

Vote for proposals authorizing the board to issue shares below Net Asset Value
(NAV) if:

o The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
o The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
o The company has demonstrated responsible past use of share issuances by either:
o Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
o Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

o Strategies employed to salvage the company;
o The fund's past performance;
o The terms of the liquidation.

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CHANGES TO THE CHARTER DOCUMENT

Vote case-by-case on changes to the charter document, considering the following factors:

o The degree of change implied by the proposal;
o The efficiencies that could result;
o The state of incorporation;
o Regulatory standards and implications.

Vote against any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
o Removal of shareholder approval requirement for amendments to the new declaration of trust;
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

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o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
o Removal of shareholder approval requirement to change the domicile of the fund.

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CHANGING THE DOMICILE OF A FUND

Vote case-by-case on re-incorporations, considering the following factors:

o Regulations of both states;
o Required fundamental policies of both states;
o The increased flexibility available.

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AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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DISTRIBUTION AGREEMENTS

Vote case-by-case on distribution agreement proposals, considering the following factors:

o Fees charged to comparably sized funds with similar objectives;
o The proposed distributor's reputation and past performance;
o The competitiveness of the fund in the industry;
o The terms of the agreement.

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MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

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MERGERS

Vote case-by-case on merger proposals, considering the following factors:

o Resulting fee structure;
o Performance of both funds;
o Continuity of management personnel;
o Changes in corporate governance and their impact on shareholder rights.

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SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

ooooo

TERMINATE THE INVESTMENT ADVISOR

Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

o Performance of the fund's Net Asset Value (NAV);
o The fund's history of shareholder relations;
o The performance of other funds under the advisor's management.

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8. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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           2014 Canadian Proxy Voting Guidelines TSX-Listed Companies

                                January 13, 2014

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com

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ISS' 2014 CANADIAN PROXY VOTING GUIDELINES- TSX COMPANIES

Effective for Meetings on or after Feb. 1, 2014 Published Dec. 19, 2013 Updated Jan. 13, 2014

TABLE OF CONTENTS

1. ROUTINE/MISCELLANEOUS                                                       4
  AUDIT-RELATED                                                                4
    Financial Statements/Director and Auditor Reports                          4
    Ratification of Auditors                                                   4
  OTHER BUSINESS                                                               4
2. BOARD OF DIRECTORS                                                          5
  SLATE BALLOTS (BUNDLED DIRECTOR ELECTIONS)                                   5
  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                         5
    2014 ISS Canadian Definition of Independence                               7
    Board Structure and Independence                                           8
    Insiders on Key Committees                                                 9
    Audit Fee Disclosure                                                      10
    Excessive Non-Audit Fees                                                  11
    Persistent Problematic Audit Related Practices                            11
    Director Attendance                                                       11
    Overboarded Directors                                                     12
    Former CEO/CFO on Audit/Compensation Committee                            12
    Voting on Directors for Egregious Actions                                 13
    Board Responsiveness                                                      13
  OTHER BOARD-RELATED PROPOSALS                                               14
    Classification/Declassification of the Board                              14
    Independent Chairman (Separate Chairman/CEO)                              14
    Majority of Independent Directors/Establishment of Committees             15
    Majority Vote Standard for the Election of Directors                      15
    Proxy Contests - Voting for Director Nominees in Contested Elections      15
3. SHAREHOLDER RIGHTS & DEFENSES                                              17
    Advance Notice Requirement                                                17
    Enhanced Shareholder Meeting Quorum for Contested Director Elections      18
    Appointment of Additional Directors Between Annual Meetings               18
    Article/Bylaw Amendments                                                  18
    Cumulative Voting                                                         19
    Confidential Voting                                                       19
    Poison Pills (Shareholder Rights Plans)                                   20
    Reincorporation Proposals                                                 22
    Supermajority Vote Requirements                                           22


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4. CAPITAL/RESTRUCTURING                                                      23
    Mergers and Corporate Restructurings                                      23
    Income Trust Conversions                                                  23
    Increases in Authorized Capital                                           25
    Private Placement Issuances                                               25
    Blank Cheque Preferred Stock                                              26
    Dual-class Stock                                                          26
    Escrow Agreements                                                         27
5. COMPENSATION                                                               28
  EXECUTIVE PAY EVALUATION                                                    28
    Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals 28
          Pay for Performance Evaluation                                      29
          Problematic Pay Practices                                           31
          Board Communications and Responsiveness                             32
  EQUITY COMPENSATION PLANS                                                   32
    Cost of Equity Plans                                                      33
    Dilution and Burn Rate Assessment                                         33
    Plan Amendment Provisions                                                 34
    Non-Employee Director Participation                                       36
    Director Limit Considerations                                             36
    Repricing Options                                                         37
    Repricing Proposals                                                       37
  OTHER COMPENSATION PLANS                                                    37
    Employee Stock Purchase Plans (ESPPs, ESOPs)                              37
    Deferred Share Unit Plans                                                 38
  SHAREHOLDER PROPOSALS ON COMPENSATION                                       39
    Shareholder Advisory Vote Proposals                                       39
    Supplemental Executive Retirement Plans (SERPS) Proposals                 39
6. SOCIAL/ENVIRONMENTAL ISSUES                                                41
DISCLOSURE/DISCLAIMER                                                         42


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1. ROUTINE/MISCELLANEOUS

AUDIT-RELATED

FINANCIAL STATEMENTS/DIRECTOR AND AUDITOR REPORTS

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company's annual report, to shareholders at every Annual General Meeting
(AGM). This routine item is almost always non-voting.

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RATIFICATION OF AUDITORS

Vote for proposals to ratify auditors, unless the following applies:

o Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines "audit services" to include the professional services rendered by the issuer's external auditor for the audit and review of the issuer's financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

 The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its Annual Information Form with a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events: initial public offerings, emergence from bankruptcy, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

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OTHER BUSINESS

Vote against all proposals on proxy ballots seeking approval for unspecified "other business" that may be conducted at the shareholder meeting.

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2. BOARD OF DIRECTORS

SLATE BALLOTS (BUNDLED DIRECTOR ELECTIONS)

Generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings. This policy will not apply to contested director elections.

RATIONALE: The Toronto Stock Exchange released AMENDMENTS TO PART IV of the Company Manual, on Oct. 4, 2012. The new rules focus on how a listed issuer elects its board of directors and became effective Dec. 31, 2012.
Highlights of the new rules include requirements for the:

o Annual election of directors;
o Election of directors by way of individual resolution rather than single slate ballots;
o Public disclosure of the votes received for the election of each director;
o Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted;
and
o Notice to the TSX if a director receives a majority of 'withhold' votes and the issuer has not adopted a majority voting policy.

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VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

The following fundamental principles apply when determining votes on director nominees:

BOARD ACCOUNTABILITY: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders, provide shareholders with the ability to remove directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

BOARD RESPONSIVENESS: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

BOARD INDEPENDENCE: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, and ensuring the alignment of director interests with those of shareholders rather than the interests of management; and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

BOARD CAPABILITY: The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate's ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings

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and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director's ability to effectively serve in shareholders' best interests.

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2014 ISS CANADIAN DEFINITION OF INDEPENDENCE

1. Inside Director (I)

1.1 Employees of the Company or its affiliates (i);
1.2 Non-employee officer of the Company if he/she is among the five most highly compensated; 1.3 Current interim CEO or any other current interim executives;
1.4 Beneficial owner of Company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group) (ii).

2. Affiliated Outside Director (AO) FORMER/INTERIM CEO
2.1 Former CEO of the company or its affiliates, (no cooling off period) or of an acquired company within the past three years.
2.2 Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO's compensation (iii) at that time.
2.3 CEO of a former parent or predecessor firm at the time the Company was sold or split off from the parent/predecessor (no cooling off period).
NON-CEO EXECUTIVES
2.4 Former executive of the Company, an affiliate, or a firm acquired within the past three years;
2.5 Former interim executive if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
     2.6 Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off); 2.7 Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the Company; RELATIVES 2.8 Relative (iv) of current executive officer (v) of the Company;
2.9 Relative of a person who has served as an executive officer of the Company within the last three years; TRANSACTIONAL, PROFESSIONAL, FINANCIAL, AND CHARITABLE RELATIONSHIPS 2.10 Currently provides (or a relative provides) professional services to the Company or to its officers; 2.11 Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the Company, to an affiliate of the Company, or to an individual officer of the Company or one of its affiliates.
     2.12 Currently employed by (or a relative is employed by) a significant customer or supplier (vi); 2.13 Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives material
(vii) grants or endowments from the Company; 2.14 Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement; OTHER RELATIONSHIPS 2.15Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders; 2.16 Founder
(viii) of the Company but not currently an employee; BOARD ATTESTATION 2.17 Board attestation that an outside director is not independent.

3. Independent Directors (IO)
3.1 No material ties to the corporation other than board seat.

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 (i) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. (ii) Under this definition, officers of an entity and/or its affiliates holding more than 50% of the outstanding voting rights will be considered insiders. (iii) ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO. (iv) Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.
(v) Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table. (vi) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction). (vii) "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders. (viii) The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

o Independence of the board and key board committees;
o Attendance at board and committee meetings;
o Corporate governance provisions and takeover activity;
o Long-term company performance;
o Directors' ownership stake in the company;
o Compensation practices;
o Responsiveness to shareholder proposals;
o Board accountability; and
o Adoption of a Majority Voting (director resignation) policy.

BOARD STRUCTURE AND INDEPENDENCE

Generally vote withhold from any insider or affiliated outside director where:

o The board is less than majority independent, OR
o The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management's self-interests, insiders, former insiders, and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

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o A majority of independent directors.
o A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15) .

Guideline Six of the CCGG publication "2010 Building High Performance Boards" indicates that boards "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

INSIDERS ON KEY COMMITTEES

Vote withhold from individual directors who:

o Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

POLICY CONSIDERATIONS FOR MAJORITY OWNED COMPANIES (1)

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS' board and committee independence policies, if the company meets ALL of the following independence and governance criteria:

o Individually elected directors;
o The number of Related Directors should not exceed the proportion of the common shares controlled by the

Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder,

then at least two-thirds of the directors should be independent of management;

o If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director AND the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder;

 (1) A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

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o A majority of the Audit and Nominating committees should be either Independent Directors or Related Directors who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a Related Director;
o Prompt disclosure of detailed vote results following each shareholder meeting; and
o Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares (2).

ISS will also consider the following:

o The nominating committee's process to receive and discuss suggestions from shareholders for potential director nominees;
o If the CEO is related to the Controlling Shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.
This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

AUDIT FEE DISCLOSURE

Generally vote withhold from the members of the audit committee as reported in the most recently filed public documents if:

o No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders' meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

 (2) On October 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect as of December 31, 2013.

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EXCESSIVE NON-AUDIT FEES

Generally vote withhold from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

o Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer's external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

PERSISTENT PROBLEMATIC AUDIT RELATED PRACTICES

Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud; misapplication of applicable accounting standards; or material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, should be examined in determining whether withhold votes are warranted.

RATIONALE: The policy addresses those cases that would be determined to raise serious concern with respect to the Audit Committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the Audit Committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

DIRECTOR ATTENDANCE

Generally withhold from individual director nominees if:

o The company has not adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings (3) held within the past year without a valid reason for these absences;
o The company has adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

o Valid reasons for absence at meetings include illness or absence due to company business;
o Participation via telephone is acceptable;
o If the director missed one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent;
o Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;
o Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

 (3) If a withhold is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, then this will be specified in ISS' report.

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RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board's meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director's ability to serve, warranting a board review and potentially the director's resignation.

OVERBOARDED DIRECTORS

Generally withhold from individual director nominees if:

o Irrespective of whether the company has adopted a majority voting policy, the director is overboarded (4) AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

RATIONALE: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While experience gained by directors on multiple public company boards is highly valued, as director responsibilities continue to become increasingly complex, time commitments required for board and key committee memberships are also rising. As such, a balance between insight gained by a director's participation on different boards and a reasonable number of commitments that provides the director with sufficient time for the preparation for, attendance at, and effective participation in board and committee meetings is warranted.

Within the Canadian market, which is based on a "comply-or-explain" regulatory regime of suggested best practices, there are mixed investor views on the appropriateness of evaluating directors' ability to contribute based solely on the number of boards on which they serve. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director's inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to include service on venture company boards as these start-up companies are, for several reasons, seen to require less time and effort of board directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

FORMER CEO/CFO ON AUDIT/COMPENSATION COMMITTEE

Generally vote withhold from any director on the audit or compensation committee if:

o The director has served as the CEO of the company at any time;
o The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a withhold vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which

 (4) "Overboarded" is defined as: a CEO of a public company who sits on more than 2 outside public company boards in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 6 public company boards in total.

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they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee's independence.

VOTING ON DIRECTORS FOR EGREGIOUS ACTIONS

Under extraordinary circumstances, withhold from directors individually, one or more committee members, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight (5) or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests.

Under exceptional circumstances that raise substantial doubt on a director's ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

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BOARD RESPONSIVENESS

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board of directors if:

o At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee (6) has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;
o At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
o The board failed to act (7) on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

 (5) Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.
 (6) Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.
 (7) Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

RATIONALE: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the Canadian Coalition for Good Governance.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

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OTHER BOARD-RELATED PROPOSALS

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company's spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that: The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as "lead director."



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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

o The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:


o The board's committees already meet that standard.

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MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

o A majority voting policy is codified in the company's bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
o The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as "holdover" nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

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PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case in contested elections taking into account:

o Long-term financial performance of the target company relative to its industry;
o Management's track record;
o Background to the proxy contest;
o Nominee qualifications and any compensatory arrangements;
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates); and
o Stock ownership positions

OVERALL APPROACH

When analyzing proxy contests, ISS focuses on two central questions:

1. Have the dissidents met the burden of proving that board change is warranted? And, if so;
2. Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident's strategic initiatives, a transition plan and the identification of a qualified and credible new

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management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case taking into account:

o Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident's out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENT

Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company's deadline for notice of shareholders' director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

o The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or
o The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to directors.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Overall, advance notice requirements that limit the board's ability to waive all provisions of the policy are viewed as unacceptable and may potentially be used by the board to deny shareholder nominees access to the board and prevent the possibility of shareholder recourse through the courts.

The added condition stipulating that in order to be eligible for nomination to the board, a shareholder nominee is required to agree in advance and in writing to comply with all current and future board policies and guidelines, may raise concerns in situations where these board policies or guidelines are considered unacceptable from a corporate governance perspective, or may prevent new board candidates from affecting change if supported by shareholders under such a mandate. Limiting the board's ability to waive provisions in the policy and/or requiring advance written agreement by any shareholder nominee to comply with all board policies and guidelines goes beyond the legitimate and acceptable stated purpose of advance notice requirements from a corporate governance perspective. This stated purpose in all cases has been to provide shareholders with timely and complete information regarding director nominees so they may cast informed votes, and so

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that the board may properly consider said nominees for board service. Any further requirements for potential nominees or limitations on the board are outside of this purview and therefore are unacceptable within the provisions of advance notice requirements.

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ENHANCED SHAREHOLDER MEETING QUORUM FOR CONTESTED DIRECTOR ELECTIONS

Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

RATIONALE: With Enhanced Quorum, the ability to hold a shareholders' meeting is subject to management's predetermination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a requirement of a 50 percent quorum for the initial meeting.

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APPOINTMENT OF ADDITIONAL DIRECTORS BETWEEN ANNUAL MEETINGS

Generally vote for these resolutions where:

o The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;
o The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
o Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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ARTICLE/BYLAW AMENDMENTS

o
Generally vote for proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

o The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
o The quorum for a meeting of directors is less than 50 percent of the number of directors;
o The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

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o An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
o Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer's articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised concerns with alternate director provisions.

o
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CUMULATIVE VOTING

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company's other governance provisions such as the adoption of a majority vote standard for the election of directors.


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CONFIDENTIAL VOTING

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

o The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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POISON PILLS (SHAREHOLDER RIGHTS PLANS)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to 'new generation' rights plans and its scope is limited to the following two specific purposes:

o To give the board more time to find an alternative value enhancing transaction; and
o To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

(a) The plan gives discretion to the board to either:
o Determine whether actions by shareholders constitute a change in control;
o Amend material provisions without shareholder approval;
o Interpret other provisions;
o Redeem the rights or waive the plan's application without a shareholder vote;
or
o Prevent a bid from going to shareholders.
(b) The plan has any of the following characteristics:
o Unacceptable key definitions;
o Reference to Derivatives Contracts within the definition of Beneficial Owner;

o Flip over provision;
o Permitted bid period greater than 60 days;
o Maximum triggering threshold set at less than 20 percent of outstanding shares;
o Does not permit partial bids;
o Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
o Bidder must frequently update holdings;
o Requirement for a shareholder meeting to approve a bid; and
o Requirement that the bidder provide evidence of financing.
(c) The plan does not:
o Include an exemption for a "permitted lock up agreement";
o Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
o Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of "new generation" shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a "poison pill" into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

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"New generation" rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from "new generation" plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.


Finally, a "new generation" rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation's directors and management to develop an alternative to maximize shareholder value.

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REINCORPORATION PROPOSALS

Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

o Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

o Positive financial factors outweigh negative governance implications; or
o Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

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SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4. CAPITAL/RESTRUCTURING

MERGERS AND CORPORATE RESTRUCTURINGS

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

o VALUATION -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o MARKET REACTION -- How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o STRATEGIC RATIONALE -- Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

o NEGOTIATIONS AND PROCESS -- Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o CONFLICTS OF INTEREST -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
o GOVERNANCE -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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INCOME TRUST CONVERSIONS

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), including REITs, ISS will recommend votes as follows:

o Generally against a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;
o Generally against a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;
o Generally against an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote against the proposed conversion.

Otherwise, recommendations will be on a case-by-case basis taking into account the following factors:

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o METHOD OF CONVERSION -- Exchange Method by way of a statutory plan of arrangement; Distribution Method;
o RATIONALE OF CONVERSION AHEAD OF EXPIRY OF TAX BENEFIT -- Pursuing growth rate higher than the rate limited by the "normal growth guideline"; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool);
superiority to other strategic alternatives;
o CHANGE OF ANNUALIZED PAYOUT LEVEL -- Comparison of one-year and three-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;
o EQUITY BASED COMPENSATION PLAN -- Effect on the old plan (Vote against if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote against its approval);
o CHANGE-IN-CONTROL -- Whether or not the conversion will be treated as a change-in-control event (vote against if the conversion by itself will trigger change-in-control payment); note both 4) and
5) are related to conflicts of interest;
o COST OF IMPLEMENTING THE CONVERSION -- Legal fees, investment bank fees, etc., if disclosed;
o MARKET REACTION -- Historical market performance dating back to Oct. 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;
o CORPORATE GOVERNANCE -- Examine the relative strength of the company's corporate governance going forward
(from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares); and
o DISSENT RIGHTS -- Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an antitakeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust (including a REIT), or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On Oct. 31, 2006, the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax was deferred until 2011 for SIFTs that were publicly traded on Oct. 31, 2006, subject to "normal growth

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guidelines" which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a "safe harbour" amount of up to 100 percent of the SIFT's market cap as of Oct. 31, 2006, over the four-year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the "Conversion Amendments") to the Income

Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008, and before 2013, and are applicable to SIFT trusts, SIFT partnerships, or REITs that were in existence at any time between the period of Oct. 31, 2006, and July 14, 2008

(a "Qualifying SIFT"). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications. The final tranche of tax-deferred REIT conversions were anticipated prior to the 2013 deadline.

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INCREASES IN AUTHORIZED CAPITAL

Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

o A company's shares are in danger of being de-listed;
o A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

ooooo

PRIVATE PLACEMENT ISSUANCES

Vote case-by-case on private placement issuances taking into account:

o Whether other resolutions are bundled with the issuance;
o The financial consequences for the company if the issuance is not approved.

Generally vote for private placement proposals if:

o The issuance represents no more than 30 percent of the company's outstanding shares;
o The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

o For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
o That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer's listed and outstanding

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securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

o Allowable discounts for private placements not requiring shareholder approval are as follows:

MARKET PRICE   MAXIMUM DISCOUNT
============== ================
$0.50 or less          25%
-------------- ----------------
$0.51 to $2.00         20%
-------------- ----------------
 Above $2.00           15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

ooooo

BLANK CHEQUE PREFERRED STOCK

Generally vote against proposals to create UNLIMITED blank cheque preferred shares or increase blank cheque preferred shares where:

o The shares carry unspecified rights, restrictions, and terms;
o The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited (8) number of preferred shares where both of the following apply:

o The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes;
o The voting, conversion, and other rights, restrictions, and terms of such stock are specified in the articles and are reasonable.

ooooo

DUAL-CLASS STOCK

Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet ALL of the following criteria:

o It is required due to foreign ownership restrictions and financing is required to be done out of country;

 (8) Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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o It is not designed to preserve the voting power of an insider or significant shareholder;
o The subordinate class may elect some board nominees;
o There is a sunset provision; and
o There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

o
ooooo

ESCROW AGREEMENTS

Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

ooooooooo

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5. COMPENSATION

EXECUTIVE PAY EVALUATION

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

o There is a misalignment between CEO pay and company performance (pay for performance);
o The company maintains problematic pay practices;
o The board exhibits poor communication and responsiveness to shareholders.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

The following five global principles apply to all markets:

o MAINTAIN APPROPRIATE PAY-FOR-PERFORMANCE ALIGNMENT WITH EMPHASIS ON
LONG-TERM SHAREHOLDER VALUE: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
o AVOID ARRANGEMENTS THAT RISK "PAY FOR FAILURE": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
o MAINTAIN AN INDEPENDENT AND EFFECTIVE COMPENSATION COMMITTEE: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
o PROVIDE SHAREHOLDERS WITH CLEAR, COMPREHENSIVE COMPENSATION DISCLOSURES:
This principle underscores the
importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
o AVOID INAPPROPRIATE PAY TO NON-EXECUTIVE DIRECTORS: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

VOTING ALTERNATIVES

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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PAY FOR PERFORMANCE:

o Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
o Evaluation of peer group benchmarking used to set target pay or award opportunities;
o Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for
Performance policy;
o Mix of fixed versus variable and performance versus non-performance-based pay.

PAY PRACTICES:

o Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
o Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.


BOARD COMMUNICATIONS AND RESPONSIVENESS:

o Clarity of disclosure (e.g., whether the company's Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
o Assessment of board's responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

PAY FOR PERFORMANCE EVALUATION

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote against management say-on-pay (MSOP) proposals, and/or against/withhold on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

o There is SIGNIFICANT LONG-TERM misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

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STEP I: QUANTITATIVE SCREEN

RELATIVE:

1. The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group (9), each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
2. Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

ABSOLUTE:

3. The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

STEP II: QUALITATIVE ANALYSIS

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

o The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
o The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage;
o The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
o The trend considering prior years' P4P concern;
o Extraordinary situation due to a new CEO in the last reported FY; (10)
o Any other factors deemed relevant.

RATIONALE: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a Case-by-case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to CANADIAN PAY FOR PERFORMANCE EVALUATION FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

 (9) The peer group is generally comprised of 11-24 companies that meet the following criteria:

o Revenue/assets between 0.25X and 4X the subject company's size;
o In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and
o Market Cap between 0.25X and 4X of the company's market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

 (10) Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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PROBLEMATIC PAY PRACTICES

Generally, vote against management advisory vote proposals, and/or withhold from compensation committee members if the company has problematic compensation practices. In general, withhold on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

o Poor disclosure practices:
o General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;
o New CEO with overly generous new hire package:
o Excessive "make whole" provisions;
o Any of the problematic pay practices listed in this policy;
o Egregious employment contracts:
o Contracts containing multiyear guarantees for salary increases, bonuses and equity compensation;
o Employee Loans:
o Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;
o Excessive severance and/or change-in-control provisions:
o Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
o Severance paid for a "performance termination" (i.e., due to the executive's failure to perform job functions at the appropriate level);
o Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;
o Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
o Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
o Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
o Egregious pension/SERP (supplemental executive retirement plan) payouts:
o Inclusion of performance-based equity awards in the pension calculation;
o Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
o Addition of extra years of service credited without compelling rationale;
o No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);
o No reduction in benefits on a pro-rata basis in the case of early retirement;

o Excessive perks:
o Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
o Payment of dividends on performance awards:
o Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;
o Problematic option granting practices:
o Backdating options, or retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date;

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o Springloading options, or timing the grant of options;
o Cancellation and subsequent re-grant of options;

o Internal Pay Disparity:
o Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
o Absence of pay practices that discourage excessive risk taking:
o These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
o Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;
o Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

o Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how
CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
o Board's responsiveness to investor input and engagement on compensation issues, including:
o Failure to respond to majority-supported shareholder proposals on executive pay topics;
o Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;
o Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

ooooo

EQUITY COMPENSATION PLANS

Vote case-by-case on equity-based compensation plans. Vote against the plan if any of the following factors applies:

o COST OF EQUITY PLANS: The total cost of the company's equity plans is unreasonable;

o DILUTION AND BURN RATE: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

o PLAN AMENDMENT PROVISIONS: The provisions do not meet ISS guidelines as set out in this section.
o NON-EMPLOYEE DIRECTOR PARTICIPATION: Participation of directors is discretionary or unreasonable.

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o PAY FOR PERFORMANCE: There is a disconnect between CEO pay and the company's performance.
o REPRICING STOCK OPTIONS: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.
o PROBLEMATIC PAY PRACTICES: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

COST OF EQUITY PLANS

Generally vote against equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or "GICS" codes). Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

VOLATILITY AND STOCK PRICE ASSUMPTIONS IN EQUITY PLAN PROPOSALS (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

DILUTION AND BURN RATE ASSESSMENT

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote against the proposed equity plan if:

o Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis;
or

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o The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

ooooo

PLAN AMENDMENT PROVISIONS

Generally vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

o Any increase in the number of shares reserved for issuance under a plan or plan maximum;
o Any reduction in exercise price or cancellation and reissue of options or other entitlements;
o Any amendment that extends the term of options beyond the original expiry;
o Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
o Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;
o Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have "general amendment" provisions in their

Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a "housekeeping" nature until they have put a shareholder approved detailed Plan Amendment

Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

o Any increase in the number of shares reserved for issuance under a plan or plan maximum;
o Any reduction in exercise price of options or other entitlements which benefits an insider (11);

 (11) Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels

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o Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;
o Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;
o Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

ooooo

NON-EMPLOYEE DIRECTOR PARTICIPATION

Vote against a management equity compensation plan that permits discretionary non-employee director participation.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company's compensation scheme but also corporate governance and long-term sustainability.

DIRECTOR LIMIT CONSIDERATIONS

Generally vote against an equity compensation plan proposal where:

o The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or
o The equity plan document does not specify an ANNUAL INDIVIDUAL non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii)
$150,000 worth of shares in the case of an equity plan that does not grant stock options.

INDIVIDUAL NON-EMPLOYEE DIRECTOR GRANTS

Generally vote against individual equity grants to non-employee directors in the following circumstances:

o In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
o Outside of an equity compensation plan if the director's annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

RATIONALE:

To address investor concerns related to discretionary or unreasonable non-employee director participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate non-employee director option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for non-employee directors, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year.

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However, based on current market practice, an updated ANNUAL INDIVIDUAL non-employee director share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the ISS Canada FAQ CANADIAN EQUITY PLAN METHODOLOGY for further details and discussion related to the NED limit policy.

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REPRICING OPTIONS

Generally vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

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REPRICING PROPOSALS

Generally vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

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OTHER COMPENSATION PLANS

EMPLOYEE STOCK PURCHASE PLANS (ESPPS, ESOPS)

Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

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o Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
o Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;
o Purchase price is at least 80 percent of fair market value with no employer contribution;
o Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less;
and
o The Plan Amendment Provision requires shareholder approval for amendments to:
o The number of shares reserved for the plan;
o The allowable purchase price discount;
o The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

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DEFERRED SHARE UNIT PLANS

Generally vote for Deferred Compensation Plans if:

o Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

o Director stock ownership guidelines of a minimum of three times annual cash retainer
o Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years
o The mix of remuneration between cash and equity
o Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and
ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

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SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

o The target company's performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

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SHAREHOLDER ADVISORY VOTE PROPOSALS

Generally vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

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SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) PROPOSALS

Generally vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company's SERP disclosure includes the following problematic pay practices:

o Inclusion of equity-based compensation in the pension calculation;
o Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
o Addition of extra years' service credited in other than exceptional circumstances and without compelling rationale;
o No absolute limit on SERP annual pension benefits (ideally expressed in money terms);
o No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and "at risk," as well as whether bonus payouts can exceed 100 percent of base salary.

RATIONALE: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

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Investor pressure to structure executive compensation so that the majority is "at risk" has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.


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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                 AN MSCI BRAND


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                 Transparency. Inclusiveness. Global Expertise.

                 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES

                                 April 4, 2014







                       Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com

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               ISS' 2014 EUROPEAN PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013
                             Updated: April 4, 2014

The following is a condensed version of the proxy voting recommendations contained in ISS' European Proxy Voting Manual.


Table of Contents

COVERAGE UNIVERSE                                                              4
DEFINITIONS AND EXPLANATIONS                                                   5
1. OPERATIONAL ITEMS                                                           6
    Financial Results/Director and Auditor Reports                             6
    Appointment of Auditors and Auditor Fees                                   6
    Appointment of Internal Statutory Auditors                                 6
    Allocation of Income                                                       6
    Amendments to Articles of Association                                      7
    Change in Company Fiscal Term                                              7
    Lower Disclosure Threshold for Stock Ownership                             7
    Amend Quorum Requirements                                                  7
    Transact Other Business                                                    7
2. BOARD OF DIRECTORS                                                          8
    Non-Contested Director Elections                                           8
          Director Terms                                                       8
          Bundling of Proposal to Elect Directors                              9
          Board Independence                                                   9
          Exception for Companies with a Majority Shareholder
           (Excludes Italy and Portugal)                                      10
          Disclosure of Names of Nominees                                     10
          Combined Chairman/CEO                                               10
          Election of a Former CEO as Chairman of the Board                   10
          Overboarded Directors                                               11
          Voto di Lista (Italy)                                               11
          One Board Seat per Director                                         12
          Composition of Committees                                           12
          Composition Nomination Committee (Sweden, Norway, and Finland)      12
          Election of Censors (France)                                        13
    ISS Classification of Directors - European Policy 2014                    14
    Contested Director Elections                                              15
    Voting on Directors for Egregious Actions                                 16
    Committee of Representatives and Corporate Assembly Elections
     (Denmark and Norway)                                                     16
    Discharge of Directors                                                    16
    Director, Officer, and Auditor Indemnification and Liability Provisions   16
    Board Structure                                                           16
3. CAPITAL STRUCTURE                                                          17
    Share Issuance Requests                                                   17
          General Issuances                                                   17


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          Specific Issuances                                                  17
    Increases in Authorized Capital                                           17
    Reduction of Capital                                                      17
    Capital Structures                                                        18
    Preferred Stock                                                           18
    Debt Issuance Requests                                                    18
    Pledging of Assets for Debt                                               18
    Increase in Borrowing Powers                                              18
    Share Repurchase Plans                                                    19
    Reissuance of Repurchased Shares                                          19
    Capitalization of Reserves for Bonus Issues/Increase in Par Value         20
4. COMPENSATION                                                               21
    Compensation Guidelines                                                   21
          Preamble                                                            21
          Executive compensation-related proposals                            21
          Non-Executive Director Compensation                                 22
          Equity-based compensation Guidelines                                23
          French Burn Rate Table                                              23
    Compensation-Related Voting Sanctions                                     24
    Stock Option Plans -- Adjustment for Dividend (Nordic Region)             24
    Share Matching Plans (Sweden and Norway)                                  24
5. ENVIRONMENTAL AND SOCIAL ISSUES                                            26
    Voting on Social and Environmental Proposals                              26
6. OTHER ITEMS                                                                27
    Reorganizations/Restructurings                                            27
    Mergers and Acquisitions                                                  27
    Mandatory Takeover Bid Waivers                                            27
    Reincorporation Proposals                                                 27
    Expansion of Business Activities                                          28
    Related-Party Transactions                                                28
    Antitakeover Mechanisms                                                   28
    Shareholder Proposals                                                     28
    Authority to Reduce Minimum Notice Period for Calling a Meeting           29
    Auditor Report Including Related Party Transactions (France)              29
DISCLOSURE/DISCLAIMER                                                         31


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COVERAGE UNIVERSE

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the separate National Association of Pension Funds (NAPF) policy. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS' separate, market-specific policies, or ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS' approach is not "one-size-fits-all" and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

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DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1. OPERATIONAL ITEMS

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

o

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APPOINTMENT OF AUDITORS AND AUDITOR FEES

Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

o There are serious concerns about the procedures used by the auditor;
o There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
o Name of the proposed auditors has not been published;
o The auditors are being changed without explanation; or
o Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI-
EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will target the auditor election. For concerns relating to fees paid to the auditors, ISS will target remuneration of auditors if this is a separate voting item, otherwise ISS would target the auditor election.

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APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote for the appointment or reelection of statutory auditors, unless:

o There are serious concerns about the statutory reports presented or the audit procedures used; or
o Questions exist concerning any of the statutory auditors being appointed; or

o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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ALLOCATION OF INCOME

Vote for approval of the allocation of income, unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.

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AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a case-by-case basis.

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CHANGE IN COMPANY FISCAL TERM

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.o

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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.o

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AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.o

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TRANSACT OTHER BUSINESS

Vote against other business when it appears as a voting item.o

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2. BOARD OF DIRECTORS

NON-CONTESTED DIRECTOR ELECTIONS

Vote for management nominees in the election of directors, unless:

o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There are any records of abuses against minority shareholder interests;
o The board fails to meet minimum corporate governance standards;
o There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
o Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I. Director Terms
II. Bundling of Proposals to Elect Directors
III. Board independence
IV. Disclosure of Names of Nominees
V. Combined Chairman/CEO
VI. Election of a Former CEO as Chairman of the Board
VII. Overboarded Directors
VIII. Voto di Lista (Italy)
IX. One Board Seat per Director
X. Composition of Committees
XI. Composition Nominating Committee (Sweden and Norway)
XII. Election of Censors (France)

Note that this policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies:
"Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

DIRECTOR TERMS

For BELGIUM, FRANCE, ITALY, NETHERLANDS, SPAIN, and SWITZERLAND, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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 BUNDLING OF PROPOSAL TO ELECT DIRECTORS

For the markets of BULGARIA, CROATIA, CZECH REPUBLIC, ESTONIA, FRANCE, GERMANY, HUNGARY, LATVIA, LITHUANIA, POLAND,

ROMANIA, SLOVAKIA, SLOVENIA, and SPAIN vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

In France, unbundled director elections are market practice, in Germany it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

BOARD INDEPENDENCE

Please see ISS' European Classification of Directors, presented separately in this document (page 14), regarding ISS' classification of the independence status of individual directors.

Note that this section is subject to an exception for companies with a majority shareholder. This exception is presented at the end of this subsection.

For AUSTRIA, BELGIUM, FRANCE, GERMANY, HUNGARY, the NETHERLANDS, SPAIN, and SWITZERLAND, vote against the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation. The policy will apply to widely held companies in these markets.

For DENMARK, NORWAY, FINLAND, SWEDEN, and LUXEMBOURG, ISS will apply the same policy only for those companies that are part of a local main index market index and/or the MSCI-EAFE index.

For widely held companies in AUSTRIA and GERMANY that must by law include labor representatives who are by definition not independent, ISS will require that a minimum of one-third of the total board be independent. For SWEDISH, NORWEGIAN, and DANISH local main index and/or MSCI-EAFE companies, as well as widely-held HUNGARIAN companies, with labor representatives, the above policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In PORTUGAL, companies that belong to the PSI-20 and/or MSCI-EAFE index will be required to have at least 25 percent of the board independent, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. ISS will recommend a vote against the entire slate of candidates (bundled elections) or a vote against the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In ITALY, for companies that are part of a local main index market index and/or MSCI-EAFE index with a controlling shareholder, companies will be required to have a board consisting of at least one-third independent members (33 percent), and, for all other companies, at least half of the board should be independent (50 percent).

For GREECE, vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS' director classification guidelines). If elections are bundled and the proposed

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board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held companies incorporated in Greece.

EXCEPTION FOR COMPANIES WITH A MAJORITY SHAREHOLDER (EXCLUDES ITALY AND
PORTUGAL)

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders' percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher). Minority shareholders' ownership percentage is calculated by subtracting the majority shareholder's equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company's equity capital.

This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

Carve Out: In markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case if the level of board independence is below one-third.

 DISCLOSURE OF NAMES OF NOMINEES

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

 COMBINED CHAIRMAN/CEO

Generally, vote against (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

 ELECTION OF A FORMER CEO AS CHAIRMAN OF THE BOARD

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in GERMANY, AUSTRIA, and the NETHERLANDS. In markets such as GERMANY, where the general meeting only elects the nominees and, subsequently, the new board's chairman, ISS will generally recommend a vote

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against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

o There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
o The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or
o The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period; or
o The board chairman will not receive a level of compensation comparable to the company's executives nor assume executive functions in markets where this is applicable.

OVERBOARDED DIRECTORS

In AUSTRIA, BELGIUM, FRANCE, GERMANY, ITALY, LUXEMBOURG, the NETHERLANDS, SPAIN, and SWITZERLAND, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

o Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.
o Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.
o Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

VOTO DI LISTA (ITALY)

In ITALY, director elections generally take place through the VOTO DI LISTA mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

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ONE BOARD SEAT PER DIRECTOR

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.


However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person's direct influence on board decisions and creates an inequality among board members.

This situation has manifested in BELGIUM, LUXEMBOURG, and FRANCE. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

COMPOSITION OF COMMITTEES

In BELGIUM, DENMARK, FINLAND, FRANCE, LUXEMBOURG, the NETHERLANDS, NORWAY, SPAIN, SWEDEN, and SWITZERLAND, vote against the (re)election of executives who serve on the company's audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For BELGIUM, the NETHERLANDS, and SWITZERLAND, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

COMPOSITION NOMINATION COMMITTEE (SWEDEN, NORWAY, AND FINLAND)

Vote for proposals in SWEDEN, NORWAY, and FINLAND to elect or appoint a nominating committee consisting mainly of non-board members.

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Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in SWEDEN to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;
2. More than one board member who is dependent on a major shareholder would be on the committee; or 3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

ELECTION OF CENSORS (FRANCE)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.
o

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ISS CLASSIFICATION OF DIRECTORS - EUROPEAN POLICY 2014

EXECUTIVE DIRECTOR

o Employee or executive of the company;
o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

o Any director who is attested by the board to be a non-independent NED;
o Any director specifically designated as a representative of a significant shareholder of the company;
o Any director who is also an employee or executive of a significant shareholder of the company;
o Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material (4) connection with the dissident, either currently or historically;
o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
o Government representative;
o Currently provides (or a relativeo provides) professional services (2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
o Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test (3));
o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
o Relativeo of a current or former executive of the company or its affiliates;
o A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
o Founder/co-founder/member of founding family but not currently an employee;
o Former executive (five-year cooling off period);
o Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence. (4) ;
o Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

INDEPENDENT NED

o Not classified as non-independent by ISS (see above);
o No material (5) connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

EMPLOYEE REPRESENTATIVE

o Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

FOOTNOTES

 (1) "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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 (2) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

 (3) A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value (of all outstanding financing operations) compared to the company's total assets is more than 5 percent.

 (4) For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

 (5) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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CONTESTED DIRECTOR ELECTIONS

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders;
o Whether a takeover offer has been rebuffed;
o Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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VOTING ON DIRECTORS FOR EGREGIOUS ACTIONS

Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)'service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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COMMITTEE OF REPRESENTATIVES AND CORPORATE ASSEMBLY ELECTIONS (DENMARK AND
NORWAY)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors' compliance with ISS' director election policy.

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DISCHARGE OF DIRECTORS

Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
o Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

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BOARD STRUCTURE

Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the NETHERLANDS).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities' periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the NETHERLANDS).

For FRENCH companies, vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital.

For FRENCH companies, generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

SPECIFIC ISSUANCES

Vote on a case-by-case basis on all requests, with or without preemptive rights.

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INCREASES IN AUTHORIZED CAPITAL

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

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REDUCTION OF CAPITAL

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

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CAPITAL STRUCTURES

Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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PREFERRED STOCK

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

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DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.o

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INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

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SHARE REPURCHASE PLANS

ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

o A repurchase limit of up to 10 percent of outstanding issued share capital;
o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
o Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf");, and
o Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
o Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

o The repurchase can be used for takeover defenses;
o There is clear evidence of abuse;
o There is no safeguard against selective buybacks;
o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

MARKET-SPECIFIC EXCEPTIONS

For ITALY and GERMANY, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

o The duration of the authorization is limited in time to no more than 18 months;
o The total number of shares covered by the authorization is disclosed;
o The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
o A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
o The company has a clean track record regarding repurchases.

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REISSUANCE OF REPURCHASED SHARES

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

COMPENSATION GUIDELINES

PREAMBLE

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;
2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3. Avoid arrangements that risk "pay for failure;"
4. Maintain an independent and effective compensation committee;
5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and
II. Non-executive director compensation-related proposals

EXECUTIVE COMPENSATION-RELATED PROPOSALS

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:
1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;
1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
1.3. Companies shall adequately disclose all elements of the compensation, including:
1.3.1. Any short- or long-term compensation component must include a maximum award limit.
1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price

(options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
2.1. The structure of the company's short-term incentive plan shall be appropriate.
2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.
2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

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2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and 2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate
2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk "pay for failure":
3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.
3.1.1. There shall be a clear link between the company's performance and variable awards.
3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.
3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of
(ii) any more restrictive provision
pursuant to local legal requirements and/or market best practices.
3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee: 4.1. No executives may serve on the compensation committee.
4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

NON-EXECUTIVE DIRECTOR COMPENSATION

5. Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

o Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
o Proposed amounts are excessive relative to other companies in the country or industry.
o The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
o Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.
o Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

o Proposals include both cash and share-based components to non-executive directors.
o Proposals bundle compensation for both non-executive and executive directors into a single resolution.

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EQUITY-BASED COMPENSATION GUIDELINES

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

o The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
o The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
o The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
o If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

MARKET-SPECIFIC PROVISIONS FOR FRANCE:

o The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
o In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company's average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

FRENCH BURN RATE TABLE FOR 2014

     GICS                SECTOR  MEAN       STANDARD DEVIATION    2014 BURN RATE CAP
========= ====================== ==== ===== ===================== ======================
1010      ENERGY                      0.83%                 0.57%                  1.40%
--------- ---------------------- ---- ----- --------------------- ----------------------
1510      MATERIALS                   0.43%                 0.30%                  0.73%
--------- ---------------------- ---- ----- --------------------- ----------------------
2010-2030 INDUSTRIALS                 0.55%                 0.37%                  0.92%
--------- ---------------------- ---- ----- --------------------- ----------------------
2510-2550 CONSUMER DISCRETIONARY      0.61%                 0.50%                  1.11%
--------- ---------------------- ---- ----- --------------------- ----------------------
3010-3030 CONSUMER STAPLES            0.23%                 0.15%                  0.38%
--------- ---------------------- ---- ----- --------------------- ----------------------
3510-3520 HEALTHCARE                  0.91%                 1.61%                  2.02%
--------- ---------------------- ---- ----- --------------------- ----------------------
4010-4040 FINANCIALS                  0.40%                 0.44%                  0.84%
--------- ---------------------- ---- ----- --------------------- ----------------------
4510-5010 TECHNOLOGY & TELECOM        0.94%                 1.00%                  1.94%
--------- ---------------------- ---- ----- --------------------- ----------------------
5510      UTILITIES                   0.31%                 0.32%                  0.63%
--------- ---------------------- ---- ----- --------------------- ----------------------
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COMPENSATION-RELATED VOTING SANCTIONS

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis: 1. The (re)election of members of the remuneration committee; 2. The discharge of directors; or 3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

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STOCK OPTION PLANS -- ADJUSTMENT FOR DIVIDEND (NORDIC REGION)o

Vote against stock option plans in DENMARK, FINLAND, NORWAY, and SWEDEN if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

o Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
o Having significantly higher expected dividends than actual historical dividends;
o Favorably adjusting the terms of existing options plans without valid reason; and/or
o Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

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SHARE MATCHING PLANS (SWEDEN AND NORWAY)

ISS considers the following factors when evaluating share matching plans:

o For every share matching plan, ISS requires a holding period.
o For plans without performance criteria, the shares must be purchased at market price.

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o "For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value..
o In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS' guidelines.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

VOTING ON SOCIAL AND ENVIRONMENTAL PROPOSALS

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. OTHER ITEMS

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a case-by-case basis.

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MERGERS AND ACQUISITIONS

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

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MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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REINCORPORATION PROPOSALS

Vote reincorporation proposals on a case-by-case basis.

o

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EXPANSION OF BUSINESS ACTIVITIES

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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RELATED-PARTY TRANSACTIONS

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

o The parties on either side of the transaction;
o The nature of the asset to be transferred/service to be provided;
o The pricing of the transaction (and any associated professional valuation);
o The views of independent directors (where provided);
o The views of an independent financial adviser (where appointed);
o Whether any entities party to the transaction (including advisers) is conflicted; and
o The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

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ANTITAKEOVER MECHANISMS

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the NETHERLANDS, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares
(PPS) only if:

o The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS' categorization rules (ISS' EUROPEAN DIRECTOR INDEPENDENCE GUIDELINES) and the Dutch Corporate
Governance Code (i.e. a maximum of one member can be non-independent);
o No call / put option agreement exists between the company and a foundation for the issuance of PPS;
o The issuance authority is for a maximum of 18 months;
o The board of the company-friendly foundation is fully independent;
o There are no priority shares or other egregious protective or entrenchment tools;
o The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
o The foundation buying the PPS does not have as a statutory goal to block a takeover; and
o The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

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SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a case-by-case basis.

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Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Note that policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

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AUTHORITY TO REDUCE MINIMUM NOTICE PERIOD FOR CALLING A MEETING

A recommendation to approve the "enabling" authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day's notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

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AUDITOR REPORT INCLUDING RELATED PARTY TRANSACTIONS (FRANCE)

ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

o Director Remuneration (including Severance Packages and Pension Benefits)
o Consulting Services
o Liability Coverage
o Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

o Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

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o Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders' best interests;
o Fairness opinion (if applicable in special business transactions); and
o Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                  2014 Australian Proxy Voting Recommendations

                                Benchmark Policy

                                August 22, 2014

                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com

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               ISS' 2014 AUSTRALIAN PROXY VOTING RECOMMENDATIONS

                                BENCHMARK POLICY

               Effective for Meetings on or after October 1, 2014

                           Published August 22, 2014

THE FOLLOWING GUIDELINES APPLY TO ASX-REGISTERED ISSUERS AND THOSE ENTITIES LISTED ON THE ASX AND DOMICILED IN COUNTRIES NOT COVERED BY A SEPARATE ISS POLICY.

TABLE OF CONTENTS

INTRODUCTION                                                                   4
  OVERVIEW                                                                     4
GENERAL                                                                        5
          Company Name Change                                                  5
          Authority to Postpone or Adjourn Meeting                             5
          Significant Change in Activities                                     5
          Capital Structure                                                    5
          Multiple Voting Rights                                               5
          Non-Voting Shares                                                    5
          Mergers and Demergers                                                6
          Financial Statements                                                 6
1. SHARE CAPITAL                                                               7
          1.1 Reduction of Share Capital: Cash Consideration Payable to
               Shareholders                                                    7
          1.2 Reduction of Share Capital: Absorption of Losses                 7
          1.3 Buybacks                                                         7
          1.4 Issue of Shares (Placement): Advance Approval                    7
          1.5 Issue of Shares (Placement): Retrospective Approval              8
2. BOARD OF DIRECTORS                                                          9
          2.1 Director Age Limits                                              9
          2.2 Alteration of the Number of Directors                            9
          2.3 Classification of Directors                                      9
          2.4 Election of Directors                                           10
          2.5 Combination of CEO and Chairperson                              12
          2.6 Removal of Directors                                            12
3. REMUNERATION                                                               13
          3.1 Remuneration Report                                             13
          3.2 Remuneration of Non-Executive Directors: Increase in
               Aggregate Fee Cap                                              13
          3.3 Remuneration of Non-Executive Directors: Approval of
               Share Plan                                                     14
          3.4 Remuneration of Executive Directors: Share Incentive Schemes   14
          3.5 Remuneration of Executives: Long-Term Incentives               14
          3.6 Long-Term Incentive Plan Amendments                            17
          3.7 Termination Benefit Approvals                                  17
4. AUDITORS                                                                  18


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          4.1 Reappointment of Auditor, and Authorization for the
               Directors to Set Auditor's Remuneration 18
          4.2 Appointment of a New Auditor                                    18
5. ENVIRONMENTAL AND SOCIAL ISSUES                                            19
          5.1 Global Approach                                                 19
          5.2 Board diversity                                                 19
          5.3 Economic, Environmental, and Sustainability Risks               20
MISCELLANEOUS                                                                 21
          Constitutional Amendment                                            21
          Renewal of "Proportional Takeover" Clause in Constitution           21
DISCLOSURE/DISCLAIMER                                                         22



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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. (1) As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

OVERVIEW

Regularly occurring agenda items include:

o Consideration of the financial statements and reports (not normally a voting item);
o Election of directors;
o Non-binding vote on the remuneration report;
o Approving issue of equity securities to directors;
o Approving an increase in the aggregate non-executive director fee cap;
o Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

 (1) The same principles will be applied to listed entities that are not 'pure' companies, such as trusts and stapled securities.

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GENERAL

COMPANY NAME CHANGE

ISS RECOMMENDATION: GENERALLY FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

AUTHORITY TO POSTPONE OR ADJOURN MEETING

ISS RECOMMENDATION: CASE-BY-CASE

ISS will consider proposals to provide the board with the authority to adjourn annual or special meetings as a change to the company constitution on a case by case basis, considering the board's rationale for proposing the amendment, as well as past practices in acting in the best interests of shareholders.

If there is evidence of the misuse of the authority to adjourn an annual or special meeting, ISS may consider recommending against the re-election of the chairperson, and if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

SIGNIFICANT CHANGE IN ACTIVITIES

ISS RECOMMENDATION: GENERALLY FOR

ISS generally recommends for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

CAPITAL STRUCTURE

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

MULTIPLE VOTING RIGHTS

ISS RECOMMENDATION: GENERALLY AGAINST

ISS will recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

NON-VOTING SHARES

ISS RECOMMENDATION FOR INTRODUCTION: CASE-BY-CASE

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ISS RECOMMENDATION FOR CANCELLATION: GENERALLY FOR

ISS will recommend for proposals to create a new class of non-voting or subvoting shares only if:

o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

MERGERS AND DEMERGERS

ISS RECOMMENDATION FOR INTRODUCTION: CASE-BY-CASE

ISS will generally recommend for mergers and acquisitions, and demergers/spinoffs, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following the acquisition or merger does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

FINANCIAL STATEMENTS

ISS RECOMMENDATION: GENERALLY FOR

ISS will recommend for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or the audit procedures used;
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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1. SHARE CAPITAL

1.1 REDUCTION OF SHARE CAPITAL: CASH CONSIDERATION PAYABLE TO SHAREHOLDERS

ISS RECOMMENDATION: GENERALLY FOR

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

1.2 REDUCTION OF SHARE CAPITAL: ABSORPTION OF LOSSES

ISS RECOMMENDATION: GENERALLY FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

1.3 BUYBACKS

ISS RECOMMENDATION: GENERALLY FOR

ISS generally recommends for requests to repurchase shares, unless:

o There is clear evidence available of past abuse of this authority;
o It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

1.4 ISSUE OF SHARES (PLACEMENT): ADVANCE APPROVAL

ISS RECOMMENDATION: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

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o Dilution to shareholders;
o In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;
o Discount/premium in purchase price to the investor;
o Use of proceeds;
o Any fairness opinion;
o Results in a change in control;
o Financing or strategic alternatives explored by the company;
o Arms-length negotiations;
o Conversion rates on convertible equity (if applicable).

1.5 ISSUE OF SHARES (PLACEMENT): RETROSPECTIVE APPROVAL

ISS RECOMMENDATION: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), ISS routinely recommends in favor of such proposals.

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2. BOARD OF DIRECTORS

2.1 DIRECTOR AGE LIMITS

ISS RECOMMENDATION: GENERALLY AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

2.2 ALTERATION OF THE NUMBER OF DIRECTORS

ISS RECOMMENDATION: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals seeking to alter board size on a case-by-case basis, evaluating the request of the proposal and the board's rationale.

In general, proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

2.3 CLASSIFICATION OF DIRECTORS

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

o Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
o Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
o Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
o Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
o Does not have a material contractual relationship with the corporate group;
o Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

SUBSTANTIAL SHAREHOLDERS

o A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

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o Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

FORMER EXECUTIVES

o The three-year rule is treated as a genuine "cooling off" period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

ADVISERS, SUPPLIERS, CUSTOMERS, CLOSE FAMILY TIES

Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent, (unless a separate reason exists for classifying as non-independent).

o The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and
A$50,000 per annum for small advisers/suppliers/customers. "Large" advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

RESIDUAL

o A company founder is classified as non-independent under the "residual" category (other interests or relationships) even if he or she is no longer a substantial shareholder.
o A relative (or a person with close family ties) of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.
o If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.
o There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 12 or more years may be classified as non-independent under the residual category.

2.4 ELECTION OF DIRECTORS

ISS considers the overall composition of the board, and of the audit, remuneration, risk (if applicable), and nomination committees, as well as individual directors' attendance records.

As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk. Such a committee(s) could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally the skills matrix will identify the gaps in skills by the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

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ISS will also consider the history of a particular director when deciding whether to recommend in favor of a director's (re)election. Examples of circumstances where ISS will consider recommending against a director's
(re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders (such as adjourning an annual or special meeting in circumstances or manner which is not in the best interest of shareholders).

Where there is a majority-independent board (greater than 50 percent), ISS will recommend for the (re)election of a board-nominated director unless:

o He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend against; but if he or she is company founder and integral to the company, recommend for);
o He or she is executive (but not the CEO) and is on the audit committee (recommend against);
o He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend against);
o He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend against);
o He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);
o He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

o Generally recommend against executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;
o Recommend against a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
o Recommend against any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;
o Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;
o Recommend against any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

EXCESSIVE NON-AUDIT FEES
Generally vote against the reelection of individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if Non-audit fees (Other Fees) paid to the external audit firm exceeds audit and audit-related fees, and tax compliance/preparation fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the Company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Under extraordinary circumstances, recommend against directors individually, on a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
o Failure to replace management as appropriate; or
o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.5 COMBINATION OF CEO AND CHAIRPERSON

ISS RECOMMENDATION: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

2.6 REMOVAL OF DIRECTORS

ISS RECOMMENDATION: CASE-BY-CASE

The major decision factors are:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders.

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3. REMUNERATION

3.1 REMUNERATION REPORT


ISS RECOMMENDATION: CASE-BY-CASE

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of: (a) the way in which the company pays its executives and non-executive directors; (b) the adequacy and quality of the company's disclosure generally; and (c) the appropriateness and quality of the company's disclosure linking identified material business risks and the predetermined key performance indicators (KPI) that determine annual variable executive compensation outcomes.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) --Annual directors' report -- additional and general requirements for listed entities. Specifically sub sections (1) -- (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for FUTURE FINANCIAL YEARS in terms of the company's business strategies and material business risks.

ISS' approach is to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

In relation to (a), ISS' approach to long-term incentive plans is covered in "Remuneration of Executives: Long-Term

Incentives" below.

3.2 REMUNERATION OF NON-EXECUTIVE DIRECTORS: INCREASE IN AGGREGATE FEE CAP

ISS RECOMMENDATION: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach, taking into account the following factors:

o The size of the proposed increase;
o The level of fees compared to those at peer companies;
o The explanation the board has given for the proposed increase;
o Whether the company has discontinued retirement benefits;
o The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
o The company's policy and practices on non-executive director remuneration, including equity ownership;
o The number of directors presently on the board and any planned increases to the size of the board;
o The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend against the increase. ISS also will recommend against a fee cap increase where a company is seeking an increase after a period of poor absolute and

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relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

3.3 REMUNERATION OF NON-EXECUTIVE DIRECTORS: APPROVAL OF SHARE PLAN

ISS RECOMMENDATION: GENERALLY FOR

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14) .

The ISS recommendation in such cases is generally for because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

3.4 REMUNERATION OF EXECUTIVE DIRECTORS: SHARE INCENTIVE SCHEMES

ISS RECOMMENDATION: CASE-BY-CASE

Share incentive schemes in Australia usually provide for "performance rights," "performance shares," "conditional rights," or similar instruments, all of which are economically zero exercise price options (ZEPOs).

The use of share option plans has significantly declined to a level which makes them rare. This is largely because of the introduction in Division 83A (the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009) of taxation at vesting. In addition, the elimination of tax refunds for vested but "out of the money" options has also exacerbated the situation following the introduction of Division 83A of the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009.

A smaller number of share incentive schemes are structured as loan-funded share plans.

3.5 REMUNERATION OF EXECUTIVES: LONG-TERM INCENTIVES

ISS RECOMMENDATION: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that equity instruments issued under it do not count toward the "15 percent in 12 months" dilution cap (see "Issue of Shares (Placement): Advance Approval", above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. ISS believes that long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

EXERCISE PRICE

o Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as

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     "discounted" rights, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)o Plans should not allow the repricing of underwater options.

VESTING PERIOD

o Should be appropriate time restrictions before rights can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

PERFORMANCE HURDLES

o Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
o Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance, and the peer group should be defensible (e.g. not too small, and not "cherry picked").
o A sliding-scale hurdle -- under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) -- is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.
o Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.
o An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest -- and executives to be rewarded -- without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.
o Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than
ZEPOs, are being granted.
o For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

RETESTING

o A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over "cliff-vesting," and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.
o In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period,

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starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend against a resolution to approve the scheme in question, or a grant of rights under the scheme. This may also lead to an against recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

TRANSPARENCY

o Methodology for determining exercise price should be disclosed.
o Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.
o Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.
o Time restrictions before options can be exercised should be disclosed.o Any restrictions on disposing of shares received should be disclosed. o Full cost of options to the company should be disclosed.
o Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.
o Method of purchase or issue of shares on exercise of options should be disclosed.

DILUTION OF EXISTING SHAREHOLDERS' EQUITY

o Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

LEVEL OF REWARD

o Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

ELIGIBILITY FOR PARTICIPATION IN THE SCHEME

o Scheme should be open to all key executives.
o Scheme should not be open to non-executive directors.

OTHER

o Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).
o Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

o Exercise price is discounted;
o Vesting period is too short;
o Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);
o Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;
o Plan allows for excessive dilution;
o Company failed to disclose adequate information regarding any element of the scheme.

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3.6 LONG-TERM INCENTIVE PLAN AMENDMENTS

ISS RECOMMENDATION: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend against the amendment to express dissatisfaction with the underlying terms of the plan.


3.7 TERMINATION BENEFIT APPROVALS

ISS RECOMMENDATION: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend against resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote for the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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4. AUDITORS

4.1 REAPPOINTMENT OF AUDITOR, AND AUTHORIZATION FOR THE DIRECTORS TO SET AUDITOR'S REMUNERATION


ISS RECOMMENDATION: GENERALLY FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend for the appointment of auditors and authorizing the board to fix their remuneration, unless:

o There are serious concerns about the accounts presented or the audit procedures used;
o Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

4.2 APPOINTMENT OF A NEW AUDITOR

ISS RECOMMENDATION: GENERALLY FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is for. A compelling reason might be a past association as auditor during a period of financial trouble.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

5.1 GLOBAL APPROACH

ISS RECOMMENDATION: CASE-BY-CASE

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

5.2 BOARD DIVERSITY

ISS views diversity on boards as an important topic for engagement with the company. We examine diversity as part of board refreshment so as to provide our clients with the best information on which to base an informed voting decision. ISS will report on the company's disclosure on the measures to achieve greater diversity. A company may take a broader definition of diversity in its approach than only gender. Such a definition may include matters of age, disability, ethnicity, marital or family status, religious or cultural background, sexual orientation and gender identity.

ISS reports on whether a company:

o has a diversity policy;
o has measurable objectives on promoting gender diversity;
o reports on progress against those measurable objectives; and
o reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the company has defined "senior executive" for these purposes); or
o if the entity is a "relevant employer" under the Workplace Gender Equality Act, the entity's most recent
"Gender Equality Indicators", as defined in and published under that Act;
o Whether the company uses Box 1.5 of the ASX Guidelines 3rd Ed. to create the company's diversity policy.

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5.3 ECONOMIC, ENVIRONMENTAL, AND SUSTAINABILITY RISKS

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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MISCELLANEOUS

CONSTITUTIONAL AMENDMENT

ISS RECOMMENDATION: CASE-BY-CASE

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

RENEWAL OF "PROPORTIONAL TAKEOVER" CLAUSE IN CONSTITUTION

ISS RECOMMENDATION: GENERALLY FOR

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.



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                                      ISS
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                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                   2014 Japan Proxy Voting Summary Guidelines

                               December 19, 2013











                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com

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                ISS' 2014 JAPAN PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS

1.  APPROVAL OF FINANCIAL STATEMENTS                                           4
2.  INCOME ALLOCATION                                                          4
3.  ELECTION OF DIRECTORS                                                      4
    Independence criteria for Japan                                            5
4.  ELECTION OF STATUTORY AUDITORS                                             6
5.  ARTICLE AMENDMENTS                                                         6
    Expansion of business activities                                           6
    Adoption of a U.S.-style three committee board structure                   6
    Increase in authorized capital                                             6
    Creation/modification of preferred shares/class shares                     6
    Repurchase of shares at board's discretion                                 6
    Allow company to make rules governing the exercise of
     shareholders' rights                                                      7
    Limit rights of odd shareholders                                           7
    Lower quorum requirement                                                   7
    Amendments related to takeover defenses                                    7
    Decrease in maximum board size                                             7
    Supermajority vote requirement to remove a director                        7
    Reduce directors' term in office from two years to one year                7
    Remove language preventing classification of board                         7
    Limitations of liability for directors/statutory auditors                  7
    Limitations of liability for external auditors                             7
    Payment of dividends at the board's discretion                             7
    Management buyout related amendments                                       7
6.  ANNUAL BONUSES FOR DIRECTORS/STATUTORY AUDITORS                            7
7.  RETIREMENT BONUSES/SPECIAL PAYMENTS IN CONNECTION WITH
     ABOLITION OF RETIREMENT BONUS SYSTEM                                      8
    Retirement Bonuses                                                         8
    Special Payments in Connection with Abolition of Retirement
     Bonus System                                                              8
8.  STOCK OPTION PLANS/DEEP-DISCOUNTED STOCK OPTION PLANS                      8


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    Stock Option Plans                                                         8
    Deep-Discounted Stock Option Plans                                         8
9.  DIRECTOR COMPENSATION CEILING                                              9
10. STATUTORY AUDITOR COMPENSATION CEILING                                     9
11. AUDIT FIRM APPOINTMENTS                                                    9
12. SHARE REPURCHASE PLANS                                                     9
13. TAKEOVER DEFENSE PLANS (POISON PILLS)                                      9
14. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES
     (PRIVATE PLACEMENTS)                                                     10
15. SHAREHOLDER PROPOSALS                                                     10
16. SOCIAL/ENVIRONMENTAL ISSUES                                               11
    Global Approach                                                           11
DISCLOSURE/DISCLAIMER                                                         12


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1. APPROVAL OF FINANCIAL STATEMENTS

Vote for approval of financial statements, unless:

o External auditor expressed no opinion, or raised concerns; or
o Statutory auditors/audit committee raised concerns; or
o There are concerns about the financial statements presented or audit procedures used.

2. INCOME ALLOCATION

Vote for approval of income allocation, unless:

o Payout ratio is consistently low without adequate justification; or
o Payout ratio is too high, potentially damaging financial health.

3. ELECTION OF DIRECTORS

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, vote for the election of directors, except for:

o A top executive (1) if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence; or
o A top executive at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan; or
o An outside director nominee who attended less than 75 percent of board meetings during the year under review (2);
or
o A top executive who is responsible for not implementing a shareholder proposal which has received a majority (3) of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, vote for the election of directors, unless:

o The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or
o Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

1. In most cases, the top executive will be the "shacho" (president). However, there are companies where the ultimate decision-making authority rests with the "kaicho" (executive chairman) or "daihyo torishimariyaku" (representative director).

2. The attendance of inside directors is not disclosed in Japan.

3. Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

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Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

INDEPENDENCE CRITERIA FOR JAPAN

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

o Individuals who work or worked at major shareholders of the company in question;
o Individuals who work or worked at main lenders/banks to the company in question;
o Individuals who work or worked at the lead underwriter(s) of the company in question;
o Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient's perspective or is not disclosed;
o Individuals who worked at the company's audit firm;
o Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or
o Individuals who have a relative(s) working at the company in question.

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4. ELECTION OF STATUTORY AUDITORS

Vote for the election of statutory auditors, unless:

o The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan (4); or o The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or o The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior. o Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5. ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

EXPANSION OF BUSINESS ACTIVITIES

Vote for this change, unless:

o A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

ADOPTION OF A U.S.-STYLE THREE COMMITTEE BOARD STRUCTURE
Vote for this change, unless:

o None of the outside director candidates meets ISS criteria on independence
(5).

INCREASE IN AUTHORIZED CAPITAL
 Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise,

 Vote for this change, unless:

o The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
o The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
o The increase is intended for a poison pill, which ISS opposes.

CREATION/MODIFICATION OF PREFERRED SHARES/CLASS SHARES
Vote case-by-case on this request.

REPURCHASE OF SHARES AT BOARD'S DISCRETION
Vote against this change.

4. ISS uses the same independence criteria for directors and statutory auditors. See "Election of Directors."

5. See "Election of Directors" for ISS criteria on independence.

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ALLOW COMPANY TO MAKE RULES GOVERNING THE EXERCISE OF SHAREHOLDERS' RIGHTS Vote against this change.

LIMIT RIGHTS OF ODD SHAREHOLDERS
Vote for this change.

LOWER QUORUM REQUIREMENT
Vote against this change.

AMENDMENTS RELATED TO TAKEOVER DEFENSES
Vote for this change, unless:

o ISS opposes or has opposed the poison pill proposal by itself.

DECREASE IN MAXIMUM BOARD SIZE
Vote for this change, unless:

o The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

SUPERMAJORITY VOTE REQUIREMENT TO REMOVE A DIRECTOR
Vote against this change.

REDUCE DIRECTORS' TERM IN OFFICE FROM TWO YEARS TO ONE YEAR
Vote for this change.

REMOVE LANGUAGE PREVENTING CLASSIFICATION OF BOARD
Vote against this change.

LIMITATIONS OF LIABILITY FOR DIRECTORS/STATUTORY AUDITORS
Vote for this change.

LIMITATIONS OF LIABILITY FOR EXTERNAL AUDITORS
Vote against this change.

PAYMENT OF DIVIDENDS AT THE BOARD'S DISCRETION
Vote against this change.

MANAGEMENT BUYOUT RELATED AMENDMENTS
Vote case-by-case on this request.

6. ANNUAL BONUSES FOR DIRECTORS/STATUTORY AUDITORS

Vote for approval of annual bonuses, unless:

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o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

7. RETIREMENT BONUSES/SPECIAL PAYMENTS IN CONNECTION WITH ABOLITION OF RETIREMENT BONUS SYSTEM

RETIREMENT BONUSES

Vote for approval of retirement bonuses, unless:

o Recipients include outsiders (6); or
o Neither the individual payments nor the aggregate amount of the payments is disclosed; or
o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

SPECIAL PAYMENTS IN CONNECTION WITH ABOLITION OF RETIREMENT BONUS SYSTEM

Vote for approval of special payments in connection with abolition of retirement bonus system, unless:

o Recipients include outsiders (7); or
o Neither the individual payments nor the aggregate amount of the payments is disclosed; or
o Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

8. STOCK OPTION PLANS/DEEP-DISCOUNTED STOCK OPTION PLANS

STOCK OPTION PLANS

Vote for approval of stock option plans, unless:

o Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
o Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
o The maximum number of options that can be issued per year is not disclosed.


DEEP-DISCOUNTED STOCK OPTION PLANS

Vote for approval of deep-discounted stock option plans, unless:

o Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

6. However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

7. Id.

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o Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
o The maximum number of options that can be issued per year is not disclosed;
or
o No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

9. DIRECTOR COMPENSATION CEILING

Vote for proposals seeking to increase director fees, if:

o The specific reason(s) for the increase are explained; or
o The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

o The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

10. STATUTORY AUDITOR COMPENSATION CEILING

Vote for proposals seeking to increase statutory auditor compensation ceiling, unless:

o Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

11. AUDIT FIRM APPOINTMENTS

Vote for the appointment of audit firms, unless:

o There are serious concerns related to changing auditors.

12. SHARE REPURCHASE PLANS

Vote for the share repurchase plans, unless:

o The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
o There are serious concerns about a possible adverse impact on shareholder value.

13. TAKEOVER DEFENSE PLANS (POISON PILLS)

Vote for approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

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o The board does not include at least 20 percent (but no fewer than two) independent directors (8) after the shareholder meeting; or
o These independent directors fail to meet ISS guidelines on board meeting attendance (9); or
o The directors are not subject to annual election; or
o One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or
o The trigger threshold is set at less than 20 percent of shares outstanding;
or
o The duration of the poison pill exceeds three years; or
o There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or
o The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

o The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

14. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

Vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation -- Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
o Market reaction -- How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale -- Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest -- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance -- Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

15. SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

8. See "Election of Directors" for ISS criteria on independence.

9. See "Election of Directors" for ISS criteria on board meeting attendance.

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16. SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

 Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ooooo

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts
(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                   2014 Korea Proxy Voting Summary Guidelines

                               December 19, 2013






                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com

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                ISS' 2014 KOREA PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS

  1.  APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH
        OR STOCK DIVIDENDS)                                                    3
  2.  AMENDMENTS TO THE ARTICLES OF INCORPORATION                              3
      Issuance limit on new shares or convertible securities                   3
      Increase in authorized capital                                           3
      Stock split / reverse stock split                                        3
      Preferred stock / non-voting common shares                               3
      Diversification / expansion of business objectives                       3
      Establishment of audit committee                                         3
      Stock option grant                                                       4
      Amend quorum requirements                                                4
      Cumulative voting                                                        4
      Golden parachute clause                                                  4
      Authorizing board to approve financial statements and income
       allocation                                                              4
  3.  ELECTION OF DIRECTORS                                                    4
  4.  ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)                5
      Election of Audit Committee Member(s)                                    5
      Election of Internal Auditor(s)                                          5
  5.  REMUNERATION CAP ON DIRECTORS (AND INTERNAL AUDITOR)                     6
  6.  REDUCTION IN CAPITAL                                                     6
      Reduction in capital accompanied by cash consideration                   6
      Reduction in capital not accompanied by cash consideration               6
  7.  STOCK OPTION GRANTS                                                      6
  8.  SPINOFF AGREEMENT                                                        7
  9.  MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND
       FORMATION OF HOLDING COMPANY                                            7
  10. AMENDMENTS TO TERMS OF SEVERANCE PAYMENTS TO EXECUTIVES                  8
  11. SHAREHOLDER PROPOSALS                                                    9
  12. SOCIAL/ENVIRONMENTAL ISSUES                                              9
      Global Approach                                                          9
DISCLOSURE/DISCLAIMER                                                         10


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1. APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK
DIVIDENDS)

Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

o The dividend payout ratio has been consistently low without adequate justification;
o The payout is excessive given the company's financial position;
o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

ISSUANCE LIMIT ON NEW SHARES OR CONVERTIBLE SECURITIES

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders' preemptive rights. When such articles are sought to be amended, only vote for the amendments if:

o The potential dilution ratio to existing shareholders does not exceed 20 percent; and
o The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

INCREASE IN AUTHORIZED CAPITAL

Generally vote for increases in authorized capital, unless:

o The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification;
or
o The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

STOCK SPLIT / REVERSE STOCK SPLIT

Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

PREFERRED STOCK / NON-VOTING COMMON SHARES

Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

DIVERSIFICATION / EXPANSION OF BUSINESS OBJECTIVES

Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

ESTABLISHMENT OF AUDIT COMMITTEE

Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

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STOCK OPTION GRANT

Generally vote for a proposed stock option grant, unless:

o The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
o The maximum dilution level under the plan exceeds 10 percent for a growth company.

AMEND QUORUM REQUIREMENTS

Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

CUMULATIVE VOTING

Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

GOLDEN PARACHUTE CLAUSE

Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

AUTHORIZING BOARD TO APPROVE FINANCIAL STATEMENTS AND INCOME ALLOCATION

Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

3. ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies -- one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

Consider the history of a particular director when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against a director's (re)election should be considered include:

o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There is any record of abuses against minority shareholder interests;
o The board fails to meet minimum corporate governance standards;
o A director has had significant involvement with a failed company;
o A director has in the past appeared not to have acted in the best interests of all shareholders;
o A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A director has been indicted by the Prosecutors' Office and there are pending investigations;
o An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation; or
o An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree.

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For large companies, in a case where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board, vote against the following directors:

o Inside/executive directors who are neither CEO nor a member of the founding family; and/or
o The most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, vote against individual directors, members of committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

4. ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)

ELECTION OF AUDIT COMMITTEE MEMBER(S)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Consider the history of a particular audit committee member when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

o There are serious concerns about the statutory reports presented or audit procedures used;
o A director has had significant involvement with a failed company;
o A director has in the past appeared not to have acted in the best interests of all shareholders;
o A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A director has been indicted by the Prosecutors' Office and there are pending investigations;
o An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;
o An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
o An inside director seeks to become an audit committee member (for large companies only);
o A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
o Other questions exist concerning any of the audit committee members being appointed.

ELECTION OF INTERNAL AUDITOR(S)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)appointment.

Examples of circumstances where a vote against an internal auditor's
(re)appointment should be considered include:

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o There are serious concerns about the statutory reports presented or audit procedures used;
o The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
o A nominee has had significant involvement with a failed company;
o A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
o A nominee has been indicted by the Prosecutor's Office and there are pending investigations;
o A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
o Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. REMUNERATION CAP ON DIRECTORS (AND INTERNAL AUDITOR)

Generally vote for the approval of a remuneration cap on directors (or the internal auditor), unless:

o The proposed limit on directors' remuneration is excessive relative to peer companies' remuneration caps; and/or
o The company is asking for a significant fee cap increase where:
o The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or
o The company has generated a net loss in the most recent two financial years.

6. REDUCTION IN CAPITAL

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

REDUCTION IN CAPITAL ACCOMPANIED BY CASH CONSIDERATION

Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

REDUCTION IN CAPITAL NOT ACCOMPANIED BY CASH CONSIDERATION

Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

7. STOCK OPTION GRANTS

Generally vote for stock option grant proposals, unless:

o The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
o The maximum dilution level under the plan exceeds 10 percent for a growth company.

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In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

8. SPINOFF AGREEMENT

Generally vote for the approval of a spinoff agreement, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following the spinoff does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
o The company does not provide sufficient information upon request to make an informed voting decision.

9. MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY

Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
o The company's structure following such transactions does not reflect good corporate governance;
o There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
o The company does not provide sufficient information upon request to make an informed voting decision; and/or
o The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

VALUATION

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

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For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

MARKET REACTION

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

STRATEGIC RATIONALE

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

CONFLICTS OF INTEREST

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

GOVERNANCE

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

TRADING OPPORTUNITY FROM THE DISSIDENT'S RIGHT

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

10. AMENDMENTS TO TERMS OF SEVERANCE PAYMENTS TO EXECUTIVES

Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

o The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

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o The negative provisions proposed in a resolution outweigh any positive ones; and/or
o The company proposes to introduce a new clause that is effectively a golden parachute clause.

11. SHAREHOLDER PROPOSALS

Vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost. However, vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

12. SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                      ISS
                                 -------------
                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                     2014 Singapore Proxy Voting Guidelines

                               December 19, 2013


















                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com

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              ISS' 2014 SINGAPORE PROXY VOTING SUMMARY GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                          Published December 19, 2013


TABLE OF CONTENTS
OVERVIEW                                                                       3
OPERATIONAL ITEMS                                                              4
          Approval of Financial Statements and Statutory Reports               4
          Dividend Distribution                                                4
BOARD OF DIRECTORS                                                             5
          Election of Directors                                                5
          Director Tenure                                                      5
          Voting for Director Nominees in Contested Elections                  5
REMUNERATION                                                                   7
          Directors Fees                                                       7
          Stock Option Plans                                                   7
          Performance Share Plans                                              7
AUDIT                                                                          8
SHARE ISSUANCE REQUESTS                                                        9
          General Issuance Requests                                            9
          Specific Issuance Requests                                           9
          Share Repurchase Plans                                               9
RELATED-PARTY TRANSACTIONS                                                    10
CAPITAL                                                                       11
          Debt Issuance Requests                                              11
MERGERS & ACQUISITIONS                                                        12
SOCIAL/ENVIRONMENTAL ISSUES                                                   13
DISCLOSURE/DISCLAIMER                                                         14


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OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the annual general meeting
(AGM) shall be made up to a date of not more than four months before the AGM.

o Approval of financial statements and statutory reports;
o Dividend distribution;
o Election of directors;
o Approval of remuneration of directors;
o Auditor appointment and approval of auditor remuneration;
o Capital raising requests;
o Compensation proposals.

Other items that may be submitted for shareholder approval include:

o Debt issuance requests;
o Amendments to articles of associations;
o Related-party transactions;
o Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

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OPERATIONAL ITEMS

APPROVAL OF FINANCIAL STATEMENTS AND STATUTORY REPORTS

Vote for approval of financial statements and director and auditor reports, unless:

o There are concerns about the accounts presented or audit procedures used; or

o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DIVIDEND DISTRIBUTION

IGenerally vote for approval of the allocation of income, unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.

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BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Generally vote for the re/election of directors, unless:

o The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
o The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
o Medical issues/illness;
o Family emergencies;
o The director has served on the board for less than a year; and
o Missing only one meeting (when the total of all meetings is three or fewer).

o The nominee is an executive director serving on the audit, remuneration, or nomination committee;
o The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or
o Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:


o The non-audit fees paid to the auditor are excessive; or
o The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

DIRECTOR TENURE

Under ISS' Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

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The major decision factors are:

o Company performance relative to its peers;
o Strategy of the incumbents versus the dissidents;
o Independence of directors/nominees;
o Experience and skills of board candidates;
o Governance profile of the company;
o Evidence of management entrenchment;
o Responsiveness to shareholders;
o Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and
(2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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REMUNERATION

DIRECTORS FEES

Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

STOCK OPTION PLANS

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

o The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
o The plan permits options to be issued with an exercise price at a discount to the current market price; or
o Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards (1).

This rationale recognizes the benefit of well-structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

PERFORMANCE SHARE PLANS

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company's issued capital provided that appropriate performance hurdles are employed.

ISS will recommend voting against a performance share plan or restricted share plan if:

o The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

o Directors eligible to receive shares under the plan are involved in the administration of the plan and the administrator has the discretion over their awards (2).

In principle, the shares should be subject to performance criteria for all participants except for shares granted to non-executive directors in lieu of cash fees, and in order to evaluate performance criteria, full disclosure on the performance requirements is recommended.

 (1) Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

 (2) Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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AUDIT

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

o There are serious concerns about the accounts presented or the audit procedures used;
o The auditor is being changed without explanation; or
o The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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SHARE ISSUANCE REQUESTS

GENERAL ISSUANCE REQUESTS

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub-limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issuances, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

SPECIFIC ISSUANCE REQUESTS

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital -- the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see "Stock Option Plans" above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

SHARE REPURCHASE PLANS

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

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RELATED-PARTY TRANSACTIONS

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

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CAPITAL

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:


o Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
o Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
o Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
o The company's financial position: What is the company's current leverage and how does that compare to its peers?
o The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

o The size of the debt being requested is disclosed;
o A credible reason for the need for additional funding is provided;
o Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND
o There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

o The proposed maximum amount is more than twice the company's total debt;
o It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND
o The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.


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MERGERS & ACQUISITIONS

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
o Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts

(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                                 AN MSCI BRAND

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                 Transparency. Inclusiveness. Global Expertise.

                      2014 Taiwan Proxy Voting Guidelines

                               December 19, 2013








                    Institutional Shareholder Services Inc.

                           Copyright [C] 2013 by ISS

                             www. issgovernance.com

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                    ISS' 2014 TAIWAN PROXY VOTING GUIDELINES

                Effective for Meetings on or after Feb. 1, 2014
                            Published Dec. 19, 2013


TABLE OF CONTENTS

OVERVIEW                                                                       3
FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS                              4
ALLOCATION OF INCOME AND DIVIDENDS                                             5
CASH DIVIDENDS FROM EARNINGS                                                   5
CASH DIVIDENDS OR NEW SHARES FROM CAPITAL RESERVES                             5
STOCK DIVIDENDS                                                                6
CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS     7
AMENDMENTS TO COMPANY BYLAWS                                                   8
ARTICLES OF ASSOCIATION                                                        8
          Increase in authorized capital                                       8
          Establishment of an audit committee to replace supervisors           8
          Adoption of the nomination system for the election of directors
            and supervisors                                                    8
          Change of board size                                                 8
OTHER COMPANY BYLAWS                                                           8
CAPITAL RAISING                                                               10
EQUITY-BASED COMPENSATION                                                     11
ELECTION OF DIRECTORS AND SUPERVISORS                                         12
RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS                14
MERGERS & ACQUISITIONS                                                        15
TRANSACT OTHER BUSINESS                                                       16
DISCLOSURE/DISCLAIMER                                                         17


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Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

o Approval of business operations reports and financial statements;
o Allocation of income or loss offsetting proposals;
o Amendments to articles of association or other company bylaws;
o Capital raising requests;
o Election of directors and supervisors;
o Release of restrictions on competitive activities of directors;
o Transact other business.

Other items that may be submitted for shareholder approval include:

o Capital reduction to offset losses or by distributing cash to shareholders;
o Equity-based compensation;
o Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

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Financial Results and Business Operations Reports

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year. External audit is required for the financial statements. Pursuant to
Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

These statutory reports are normally non-contentious in nature. ISS generally recommends voting for such requests unless:

o There are concerns about the accounts presented or audit procedures used;
o The external auditor expresses no opinion or qualified opinion over the financial statements; or
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Allocation of Income and Dividends

Companies usually provide shareholders one or a combination of the following:

o Cash dividends from earnings;
o Cash dividends from capital reserves;
o New shares from capital reserves;
o Stock dividends.

When losses are posted for the year, companies are required to submitloss-offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements. A vote for is generally recommended for such resolutions.

CASH DIVIDENDS FROM EARNINGS

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends or bonuses shall be paid out. In addition, before the company may pay out dividends and bonuses, the company shall:

1. Cover its losses and pay all its taxes and dues;
2. Set aside 10 percent of its surplus profit as a legal reserve when the amount of legal reserve is less than the authorized capital;
3. Allocate another sum of its surplus profits as a special reserve, if a special reserve is specified in the Articles of Association or approved by shareholders.

ISS generally recommends voting for such resolution unless:

o The dividend payout ratio has been consistently below 30 percent without adequate explanation;
o The proposed payout is excessive given the company's financial position.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

CASH DIVIDENDS OR NEW SHARES FROM CAPITAL RESERVES

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserves by cash or by issuing new shares to its existing shareholders based on their proportionate holdings. The distributable legal reserve shall be capped at 25 percent of the paid-in capital.

ISS generally supports such resolution.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a supermajority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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STOCK DIVIDENDS

Pursuant to Article 240 of the Company Act, a company can distribute all or part of its distributable earnings to its shareholders in the form of stock dividends.

A vote for is generally recommended for such resolution.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Capital Reduction to Offset Losses or by Distributing Cash to Shareholders

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting, and capital reduction shall be effected based on the percentage of shareholding of the shareholders, pro rata, unless otherwise provided for in the Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when a company has extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

ISS generally recommends voting for such requests unless:

o The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company, but instead favors certain shareholders; or
o The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

ARTICLES OF ASSOCIATION

The following are some of the most common or significant types of changes.

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

o The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
o The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
o The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

This change is pursuant to the regulators' push for the establishment of an audit committee, which is mandatory for certain big companies. ISS generally recommends voting for this change.

Adoption of the nomination system for the election of directors and supervisors


This change is pursuant to the regulators' push for the adoption of a nomination system for director and supervisor elections. ISS generally recommends voting for this change.

Change of board size

ISS generally recommends voting for this change unless it is used as antitakeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

VOTING REQUIREMENT: This is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

OTHER COMPANY BYLAWS

Other company bylaws include but are not limited to:

o Procedures Governing the Acquisition or Disposal of Assets;
o Rules and Procedures Regarding Shareholder's Meeting;
o Rules and Procedures for Election of Directors and Supervisors;

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o Procedures for Lending Funds to Other Parties;
o Rules and Procedures Regarding Board of Directors' Meeting;
o Procedures for Lending Funds to Other Parties and Procedures for Endorsement and Guarantees;
o Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS recommends voting on a case-by-case basis.


VOTING REQUIREMENT: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Capital Raising

There are four capital-raising channels that require shareholder approval in
Taiwan:

o Issuance of new ordinary shares via a private placement;
o Issuance of convertible bonds via a private placement;
o Public issuance of new ordinary shares via book building;
o Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in (a) GDR issuance(s) up to a preapproved limit. The specific capital-raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, not all listed companies are mandated to appoint independent directors, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

ISS generally recommends voting for

o a general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
o a general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Requests to issue shares for a specific purpose, such as the financing of a particular project, an acquisition, or a merger, are reviewed on a case-by-case basis.

VOTING REQUIREMENT: private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Equity-based Compensation

Restricted stock awards (RSAs) were first introduced in Taiwan in 2012, following amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the FSC. The amount of restricted stock to be issued is capped under the law at five percent of the number of shares outstanding, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

o Issue amount;
o Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);
o Qualifications of employees to be eligible for RSAs and the number of shares to be granted;
o Rationale for implementing the RSA program;
o Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

ISS' vote recommendations on RSA proposals are made on a case-by-case basis taking into account the following features:

o Existing substantial shareholders are restricted in participation;
o Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount;
o Reasonable vesting period (at least two years) is set.

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Election of Directors and Supervisors

The board of directors of a listed Taiwanese company must have at least five directors who must stand for re-election once every three years. Listed financial institutions and listed non-financial institutions with paid-in capital exceeding TWD 10 billion are required to appoint at least two independent directors that comprise no less than one-fifth of the number of directors.

A listed company in Taiwan can choose to establish either an audit committee or a supervisory board. Early in 2013, the Financial Supervisory Commission (FSC) issued a new regulation stipulating the mandatory establishment of an audit committee for listed financial companies and listed non-financial companies with paid-in capital of TWD 50 billion or more. This requirement will be applied upon the expiration of the tenure of the incumbent directors and supervisors. A grace period of three years was given to companies that held elections in 2013. The audit committee must be composed of at least three independent directors and at least one member must have accounting or financial expertise. Further, all independent directors on the board are required to serve on the audit committee.

Listed companies adopting a supervisory board are required to have two or more supervisors and at least one of them must be domiciled in Taiwan. The supervisory board oversees the execution of business operations of the company, and may at any time investigate the business and financial conditions of the company, examine the accounting books and documents, as well as request that the board of directors or management prepare reports if deemed necessary. In performing their functional duties, supervisors may appoint, on behalf of the company, a practicing lawyer or a certified public accountant to conduct the examination. As with directors, supervisors also must stand for re-election once every three years.

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just a natural person, can serve as directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Additionally, shareholder ID or personal ID of candidates are required to be filled in the ballots by shareholders in order to cast a valid vote. However, such information is usually disclosed only one week before the meeting date and in many cases, at the meeting.

Another notable characteristic is that, in Taiwan, only the election of independent directors is through the standard nomination system. The election of non-independent directors and supervisors, on the other hand, uses a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

ISS recommends voting against all directors and supervisors where the company employs the non-nomination system for election. When the company employs the nomination system, ISS generally recommends voting for the candidate.

Under extraordinary circumstances, ISS will recommend against directors or supervisors, members of a committee, or the entire board, due to:

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o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o Failure to replace management as appropriate; or
o Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

VOTING REQUIREMENT: cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Release of Restrictions on Competitive Activities of Directors

Article 209 of the Company Act states that "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director's service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries' boards, which may limit the company's ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

ISS recommends voting against such resolutions if:

o There is lack of disclosure of key information, including identities of the directors in question, current positions in the company, and outside boards they are serving on; or
o The non-nomination system is employed by the company for the director election

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Mergers & Acquisitions

ISS recommendations on mergers or acquisitions are made on a case-by-case basis, taking into consideration the following factors:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger. o Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

VOTING REQUIREMENT: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Transact Other Business

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

ISS does not consider such resolution to be in the best interest of shareholders and will generally recommend a vote against.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts
(collectively, the "Information") is the property of Institutional Shareholder Services Inc. ("ISS"), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund III's (the "Registrant") Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit
(a)(1) of the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) The Registrant's Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(b) Registrant's By-Laws, dated February 12, 2014, are incorporated herein by reference to Exhibit (b) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000079 on February 20, 2014.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated February 19, 2014, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Micro Cap Equity Fund, NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, and NorthPointe Large Cap Value Fund (together, the "NorthPointe Funds"), is incorporated herein by reference to Exhibit (d)(1) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(d)(1)(ii) Amended and Restated Investment Advisory Agreement, dated December 11, 2014, between the Registrant and Nomura Asset Management U.S.A. Inc. ("NAM USA"), relating to the Nomura High Yield Fund, is incorporated herein by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000034 on January 28, 2015.


(d)(1)(iii) Investment Advisory Agreement, dated July 17, 2014, between the Registrant and Rothschild Larch Lane Management Company LLC ("Rothschild Larch Lane"), relating to the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(1)(iv) Investment Advisory Agreement, dated December 15, 2014, between the Registrant and Logan Circle Partners L.P. ("Logan Circle Partners"), relating to the Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund, Logan Circle Partners Multi-Sector Fixed Income Fund, and Logan Circle Partners Select Growth Equity Fund (together, the "Logan Circle Partners Funds"), is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000799 on December 24, 2014.

(d)(1)(v) Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors LLC ("Knights of Columbus Asset Advisors"), relating to the Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund (together, the "Knights of Columbus Funds"), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(2)(i) Amended and Restated Investment Sub-Advisory Agreement, dated December 11, 2014, between NAM USA and Nomura Corporate Research and Asset Management Inc. ("NCRAM") is incorporated herein by reference to Exhibit
(d)(2)(i) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000034 on January 28, 2015.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Ellington Management Group, L.L.C. ("Ellington"), is incorporated herein by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Karya Capital Management LP ("Karya"), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000491 on July 25, 2014.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Mizuho Alternative Investments, LLC ("MAI"), is filed herewith.

(d)(2)(v) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Winton Capital Management Ltd. ("Winton"), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000655 on October 7, 2014.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated February 26, 2015, between Knights of Columbus Asset Advisors and Boston Advisors, LLC ("Boston Advisors"), is incorporated herein by reference to Exhibit (d)(2)(vi) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(3)(i) Expense Limitation Agreement, dated February 19, 2014, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Funds, is incorporated herein by reference to Exhibit (d)(2) of the Registrant's Pre-Effective Amendment No. 3 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000204 on March 19, 2014.

(d)(3)(ii) Expense Limitation Agreement between the Registrant and NAM USA, relating to the Nomura High Yield Fund, is incorporated herein by reference to Exhibit (d)(3)(ii) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-14-000692 on November 4, 2014.

(d)(3)(iii) Expense Limitation Agreement, dated July 17, 2014, between the Registrant and Rothschild Larch Lane, relating to the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(3)(iv) Expense Limitation Agreement, dated December 15, 2014, between the Registrant and Logan Circle Partners, relating to the Logan Circle Partners Funds, is incorporated herein by reference to Exhibit

(d)(3)(iv) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000799 on December 24, 2014.

(d)(3)(v) Expense Limitation Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(v) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(e) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(g)(1)(ii) Amended Schedule I, dated October 1, 2014, to the Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g)(1)(ii) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-14-000692 on November 4, 2014.

(g)(2) Custodian Agreement between the Registrant and Citibank, N.A., to be filed by amendment.

(g)(3) Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(g)(3)(i) Amended Schedule, dated [ ], to the Custodian Agreement, dated [ ], between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(1)(i) Administration Agreement, dated February 12, 2014, between the Registrant and SEI Investments Global Funds Services ("SEI GFS"), is incorporated herein by reference to Exhibit (h)(1) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(1)(ii) Series Schedule relating to the NorthPointe Funds, dated March 14, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(2) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(1)(iii) Series Schedule relating to the Nomura High Yield Fund, dated March 27, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit
(h)(1)(iii) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-14-000692 on November 4, 2014.

(h)(1)(iv) Series Schedule relating to the Rothschild Larch Lane Alternatives Fund, dated April 30, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(1)(iv) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(h)(1)(v) Series Schedule relating to the Logan Circle Partners Funds to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(1)(v) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000799 on December 24, 2014.

(h)(2) Transfer Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(3)(i) Shareholder Services Plan, dated February 12, 2014, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan, dated February 12, 2014, is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(i) Opinion and Consent of Counsel, Morgan, Lewis and Bockius LLP, relating to the NorthPointe Funds and Rothschild Larch Lane Alternatives Fund, is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Rothschild Larch Lane Alternatives Fund, is filed herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm,
PricewaterhouseCoopers LLP, relating to the NorthPointe Funds, is filed herewith.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m) Distribution Plan, dated May 15, 2014, relating to Investor Class Shares of the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(n) Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SEI Investments Distribution Co. Code of Ethics, dated September 20, 2013, is incorporated herein by reference to Exhibit (p)(2) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(3) SEI Investments GFS Code of Ethics, dated December 2013, is incorporated herein by reference to Exhibit (p)(3) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(4) NorthPointe Capital, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to Exhibit (p)(4) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(5) NAM USA and NCRAM Code of Ethics, dated August 2013, is incorporated herein by reference to Exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000226 on March 31, 2014.

(p)(6) Rothschild Larch Lane Code of Ethics, dated April 2014, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(7) Ellington Code of Ethics, dated September 10, 2014, is filed herewith.

(p)(8) Karya Code of Ethics is incorporated herein by reference to Exhibit
(p)(8) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(9) MAI Code of Ethics, dated August 18, 2014, is filed herewith.

(p)(10) Winton Code of Ethics, dated January 2014, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(11) Logan Circle Partners Code of Ethics is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(p)(12) Knights of Columbus Asset Advisors Code of Ethics, dated December 1, 2014, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(p)(13) Boston Advisors Code of Ethics, dated December 2013, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(q)(1) Powers of Attorney, each dated February 12, 2014, for Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke and Randall S. Yanker, are incorporated herein by reference to Exhibit (q) of the

Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(q)(2) Power of Attorney, dated May 15, 2014, for Terrence O. Jones is incorporated herein by reference to Exhibit (q)(2) of the Registrant's Post-Effective Amendment No. 3 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000416 on June 12, 2014.

(q)(3) Power of Attorney, dated September 18, 2014, for Rami Abdel-Rahman is incorporated herein by reference to Exhibit (q)(3) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust's Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust's request as a trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust's By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

BOSTON ADVISORS, LLC

Boston Advisors, LLC ("Boston Advisors") serves as investment sub-adviser for the Registrant's Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund. The principal address of Boston Advisors is One Liberty Square, 10th Floor, Boston, Massachusetts 021099. Boston Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2013 and 2014, no director, officer or partner of Boston Advisors engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.


ELLINGTON MANAGEMENT GROUP, L.L.C.

Ellington Management Group, L.L.C. ("Ellington") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Ellington is 53 Forest Avenue, Old Greenwich, Connecticut 06870. Ellington is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Ellington has a number of affiliates which undertake investment advisory related activities, including, without limitation, several SEC registered investment adviser entities and entities which act as the general partner or in a similar capacity for the private fund managed by Ellington (together, the "Ellington Affiliates"). The executive officers of Ellington generally act in the same capacity for the Ellington Affiliates as they do for Ellington. Ellington also has an affiliated FINRA registered broker-dealer for which certain executive officers of Ellington serve as officers.

KARYA CAPITAL MANAGEMENT LP

Karya Capital Management LP ("Karya") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Karya is 1330 Avenue of the Americas, Suite 520, New York, New York 10019. Karya is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2013 and 2014.

--------------------------------------------------------------------------------
NAME AND POSITION         NAME AND PRINCIPAL              CONNECTION WITH
WITH INVESTMENT           BUSINESS ADDRESS OF             OTHER COMPANY
ADVISER                   OTHER COMPANY
--------------------------------------------------------------------------------
Rajiv Sobti               The Wharton School of the       Advisory Board Member,
Managing Partner and      University of Pennsylvania      Huntsman Program
Chief Investment          3620 Walnut Street
Officer                   Philadelphia, PA 19104
--------------------------------------------------------------------------------
Laura Pentimone          Ardmore Academy of Irish Dance   Owner, Member,
Chief Compliance         LLC                              President
Officer                  300 Park Avenue
                         Rutherford, NJ 07070
--------------------------------------------------------------------------------

KNIGHTS OF COLUMBUS ASSET ADVISORS LLC

Knights of Columbus Asset Advisors LLC ("Knights of Columbus Asset Advisors") serves as investment adviser for the Registrant's Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund. The principal address of Knights of Columbus Asset Advisors is One Columbus Plaza, New Haven, Connecticut 06510. Knights of Columbus Asset Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2013 and 2014.

--------------------------------------------------------------------------------
NAME AND POSITION
WITH INVESTMENT                  NAME OF                   CONNECTION WITH
ADVISER                       OTHER COMPANY                 OTHER COMPANY
--------------------------------------------------------------------------------
Anthony V. Minopoli,         Knights of Columbus           Chief Investment
President and Chief                                        Officer
Investment Officer
--------------------------------------------------------------------------------
E. Neill Jordan,             Knights of Columbus           Vice President, Fixed
Portfolio Manager                                          Income
--------------------------------------------------------------------------------
Gilles A. Marchand Jr.,      Knights of Columbus           Portfolio Manager of
Portfolio Manager                                          Credit Investments
--------------------------------------------------------------------------------
Michael P. Votto,            Knights of Columbus           Associate General
General Counsel and                                        Counsel
Chief Compliance
Officer
--------------------------------------------------------------------------------

LOGAN CIRCLE PARTNERS L.P.

Logan Circle Partners L.P. ("Logan Circle Partners") serves as investment adviser for the Registrant's Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund, Logan Circle Partners Multi-Sector Fixed Income Fund, and Logan Circle Partners Select Growth Equity Fund. The principal address of Logan Circle Partners is Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2013 and 2014, no director, officer or partner of Logan Circle Partners engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

MIZUHO ALTERNATIVE INVESTMENTS, LLC

Mizuho Alternative Investments, LLC ("MAI") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of MAI is 757 Third Avenue, 8th Floor, New York, New York 10017. MAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2013 and 2014.

---------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL                CONNECTION WITH OTHER
INVESTMENT ADVISER               BUSINESS ADDRESS OF OTHER         COMPANY
                                 COMPANY
---------------------------------------------------------------------------------------------------
Morikuni Shimoyamada             Mizuho Financial Group, Inc.      General Manager of Global
President and Chief Executive    Otemachi Tower, 1--5--5           Career Management Office,
Officer                          Otemachi, Chiyoda--ku, Tokyo      Group Human Resources
                                 100--8176, Japan                  Division
---------------------------------------------------------------------------------------------------
Michael R. Schwenk                Platinum Grove Asset           Principal, General Counsel and
General Counsel and Chief         Management, L.P.               Chief Compliance Officer
Compliance Officer                287 Bowman Avenue
                                  Purchase, NY 10577
---------------------------------------------------------------------------------------------------

NOMURA ASSET MANAGEMENT U.S.A. INC.

Nomura Asset Management U.S.A. Inc. ("NAM USA") serves as investment adviser for the Registrant's Nomura High Yield Fund. The principal address of NAM USA is Worldwide Plaza, 309 West 49th Street, New York, New York 10019. NAM USA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NAM USA also acts as an investment manager to Korea Equity Fund, Inc. and Japan Small Capitalization Fund, Inc. (U.S. registered closed-end investment companies.) The information listed below is for the fiscal years ended September 30, 2013 and 2014.

---------------------------------------------------------------------------------------------------
    NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY              OTHER COMPANY
---------------------------------------------------------------------------------------------------
Marti G.                     New York University                Charles E. Merrill Professor of
Subrahmanyam, Board                                             Finance, Economics and
of Directors                                                    International Business
---------------------------------------------------------------------------------------------------
Neil A. Danielle,            Nomura Global Alpha LLC            Chief Compliance Officer
Managing Director and        ----------------------------------------------------------------------
Chief Compliance             Nomura Corporate Research and      Chief Compliance Officer
Officer                      Asset Management Inc.
                             ----------------------------------------------------------------------
                             Nomura Funds Research and          Chief Compliance Officer
                             Technologies America, Inc.
---------------------------------------------------------------------------------------------------

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as investment sub-adviser for the Registrant's Nomura High Yield Fund. The principal address of NCRAM is Worldwide Plaza, 309 West 49th Street, New York, New York 10019. NCRAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2013 and 2014.


---------------------------------------------------------------------------------------------------
    NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY               OTHER COMPANY
---------------------------------------------------------------------------------------------------
David Mair Findlay,           Nomura Holdings, Inc.                 Senior Managing Director
President, Chief              ---------------------------------------------------------------------
Executive Officer, Chief      Nomura Holding America, Inc.          Senior Managing Director and
Legal Officer and                                                   Chief Legal Officer
Chairman of the Board         ---------------------------------------------------------------------
                              Nomura Securities International,      Senior Managing Director and
                              Inc.                                  Chief Legal Officer
                              ---------------------------------------------------------------------
                              The Capital Company of America        Chief Legal Officer
                              Americas                              Regional CEO
----------------------------------------------------------------------------------------------------
 Neil Anthony Daniele         Nomura Asset Management               Chief Compliance Officer
                              U.S.A. Inc.
                              ----------------------------------------------------------------------
                              Nomura Global Alpha LLC               Chief Compliance Officer
                              ----------------------------------------------------------------------
                              Nomura Funds Research and             Chief Compliance Officer
                              Technologies America, Inc.
----------------------------------------------------------------------------------------------------

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Large Cap Value Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2013 and 2014.

--------------------------------------------------------------------------------
NAME AND POSITION           NAME AND PRINCIPAL      CONNECTION WITH
WITH INVESTMENT             BUSINESS ADDRESS OF     OTHER COMPANY
ADVISER                     OTHER COMPANY
--------------------------------------------------------------------------------
Jeffrey Petherick, Partner  BlackLight Power, Inc.  Member of Board of Directors
                            493 Old Trenton Rd.     (non-public company)
                            Cranbury, NJ 08512
                            ----------------------------------------------------
                            Albion College          Board of Trustees
                            611 E Porter St
                            Albion, MI 49224
--------------------------------------------------------------------------------

ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC

Rothschild Larch Lane Management Company LLC ("Rothschild Larch Lane") serves as investment adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Rothschild Larch Lane is 800 Westchester Ave., S-528, Rye Brook, New York 10573. Rothschild Larch Lane is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2013 and 2014.


----------------------------------------------------------------------------------------------------
NAME AND POSITION                NAME AND PRINCIPAL               CONNECTION WITH
WITH INVESTMENT                  BUSINESS ADDRESS OF              OTHER COMPANY
ADVISER                          OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Mark Jurish                      Larch Lane Advisors LLC          Chief Executive Officer, Chief
Investment Committee Member      800 Westchester Ave., S-528      Investment Officer, Partner
                                 Rye Brook, NY 10017
----------------------------------------------------------------------------------------------------
Geoffrey Doyle                   Larch Lane Advisors LLC          Director of Research, Partner
Investment Committee Member      800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
----------------------------------------------------------------------------------------------------
Charles Korchinski               Larch Lane Advisors LLC          Research Analyst, Partner
Investment Committee Member      800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NAME AND POSITION                NAME AND PRINCIPAL               CONNECTION WITH
WITH INVESTMENT                  BUSINESS ADDRESS OF              OTHER COMPANY
ADVISER                          OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Ross Weissman                    Larch Lane Advisors LLC          Chief Financial Officer, Partner
Manager                          800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
----------------------------------------------------------------------------------------------------
David Katz                       Larch Lane Advisors LLC          President, Chief Operating
Manager                          800 Westchester Ave., S-528      Officer, Partner
                                 Rye Brook, NY 10017
----------------------------------------------------------------------------------------------------
Alexandra Lyras, Esq.            Marino Partners LLP              Attorney
Chief Compliance Officer         130 Rye Ridge Road               Marino Partners LLP
                                 Harrison, NY 10528
----------------------------------------------------------------------------------------------------
Michael Tamasco                  Rothschild Asset Management      Managing Director, Co-Head
Management Committee             Inc.
Member                           1251 Avenue of the Americas
                                 New York, NY 10020
----------------------------------------------------------------------------------------------------
Marc Romano                      Rothschild HDF Investment        Director General, Chief
Management Committee             Solutions                        Executive Officer
Member                           3, rue de Messine
                                 75008 Paris France
                                 -------------------------------------------------------------------
                                 Guthoga-Romano                   Owner and Director
                                 209 rue Francoise Dolto
                                 34070 Montpellier
----------------------------------------------------------------------------------------------------
Christophe Jaubert               Rothschild HDF Investment        Staff, Portfolio Manager
Investment Committee Member      Solutions
                                 3, rue de Messine
                                 75008 Paris France
----------------------------------------------------------------------------------------------------
Nicolas de Croisset              Rothschild Asset Management      Managing Director, Portfolio
Investment Committee Member      Inc.                             Manager
                                 1251 Avenue of the Americas
                                 New York, NY 10020
----------------------------------------------------------------------------------------------------
Ki Akrami                        Rothschild Asset Management      Managing Director, Portfolio
Investment Committee Member      Inc.                             Manager
                                 1251 Avenue of the Americas
                                 New York, NY 10020
----------------------------------------------------------------------------------------------------

WINTON CAPITAL UC LLC

Winton Capital US LLC ("Winton") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Winton is 375 Park Avenue, New York, New York 10152. Winton is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2013 and 2014, no director, officer or partner of Winton engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


          The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
The Advisors' Inner Circle Fund II                            January 28, 1993
Bishop Street Funds                                           January 27, 1995

SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)        April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act
  Qualified Investment Fund)                                  January 8, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds Trust                                         September 8, 2010
Adviser Managed Trust                                         December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013
SEI Insurance Products Trust                                  September 10, 2013
KP Funds                                                      September 19, 2013
J.P. Morgan Exchange-Traded Fund Trust                        February 20, 2014
O'Connor EQUUS                                                May 15, 2014
Winton Series Trust                                           December 11, 2014


The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.


                         POSITION AND OFFICE                                      POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                                         WITH REGISTRANT
----------------------------------------------------------------------------------------------------------
William M. Doran         Director                                                        Trustee
Edward D. Loughlin       Director                                                           --
Wayne M. Withrow         Director                                                           --
Kevin P. Barr            Director, President, & Chief Executive Officer                     --
Maxine J. Chou           Chief Financial Officer, Chief Operations Officer,
                            & Treasurer                                                     --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money Laundering
                            Officer & Assistant Secretary                                   --
John C. Munch            General Counsel & Secretary                                        --
Mark J. Held             Senior Vice President                                              --
John P. Coary            Vice President & Assistant Secretary                               --
Lori L. White            Vice President & Assistant Secretary                               --
John J. Cronin           Vice President                                                     --
Judith A. Hirx           Vice President                                                     --
Robert M. Silvestri      Vice President                                                     --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Citibank, N.A.
399 Park Ave.
New York, New York, 10022

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)
350 California Street
6th Floor
San Francisco, California 94104

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5);
(6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Boston Advisors, LLC
One Liberty Square
10th Floor
Boston, Massachusetts 02109

Ellington Management Group, L.L.C.
53 Forest Avenue
Old Greenwich, Connecticut 06870

Karya Capital Management LP
1330 Avenue of the Americas
Suite 520
New York, New York 10019

Knights of Columbus Asset Advisors LLC
One Columbus Plaza
New Haven, Connecticut 06510

Logan Circle Partners L.P.
Fortress Investment Group LLC
Three Logan Square
1717 Arch Street, Suite 1500
Philadelphia, Pennsylvania 19103

Mizuho Alternative Investments, LLC
757 Third Avenue
8th Floor
New York, New York 10017

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Nomura Corporate Research and Asset Management Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

NorthPointe Capital, LLC
101 West Big Beaver Road
Suite 745
Troy, Michigan 48084

Rothschild Larch Lane Management Company LLC
800 Westchester Ave.
S-528
Rye Brook, New York 10573

Winton Capital US LLC
375 Park Avenue
New York, New York 10152

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 25 to Registration Statement No. 333-192858 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 27th day of February, 2015.

                                             THE ADVISORS' INNER CIRCLE FUND III

                                             By:             *
                                                --------------------------------
                                                Michael Beattie
                                                President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

          *                        Trustee                    February 27, 2015
---------------------
William M. Doran

          *                        Trustee                    February 27, 2015
---------------------
Jon C. Hunt

          *                        Trustee                    February 27, 2015
---------------------
Thomas P. Lemke

          *                        Trustee                    February 27, 2015
---------------------
Randall S. Yanker

          *                        Trustee                    February 27, 2015
---------------------
Terrence O. Jones

          *                        President                  February 27, 2015
---------------------
Michael Beattie

          *                        Treasurer, Controller &    February 27, 2015
---------------------              Chief Financial Officer
Rami Abdel-Rahman

* By:   /s/ Dianne M. Descoteaux
        ------------------------
        Dianne M. Descoteaux
        Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT         DESCRIPTION

(d)(2)(iv) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and MAI

(i) Opinion and Consent of Counsel, Morgan, Lewis and Bockius LLP, relating to the NorthPointe Funds and Rothschild Larch Lane Alternatives Fund

(j)(1) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Rothschild Larch Lane Alternatives Fund

(j)(2) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, relating to the NorthPointe Funds

(p)(7)      Ellington Code of Ethics, dated September 10, 2014

(p)(9)      MAI Code of Ethics, dated August 18, 2014